As filed with the Securities and Exchange Commission on August 24, 2026

Securities Act File No. 333-

Investment Company Act File No. 811-24118

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐

And

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 11 ☒

RoboStrategy, Inc.

(Exact Name of Registrant as Specified in Charter)

151 Calle de San Francisco
Suite 200

San Juan, Puerto Rico 00901
(Address of Principal Executive Offices)

(787) 722-6881
(Registrant’s Telephone Number, including Area Code)

Andrew Kang
151 Calle de San Francisco
Suite 200
San Juan, Puerto Rico 00901
(Name and Address of Agent for Service)

WITH COPIES TO:

Owen J. Pinkerton, Esq.

Krisztina Nadasdy, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW
Washington, DC 20001
Tel: (202) 383-0100
Fax: (202) 637-3593

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE U.S. SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans. ☐

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans. ☒

Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto. ☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(c) under the Securities Act. ☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act. ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

EXPLANATORY NOTE

Pursuant to Rule 429 under the Securities Act, the prospectus included herein is a combined prospectus which relates to (i) the Registration Statement (File No. 333-291400), dated May 5, 2026, previously filed by RoboStrategy, Inc. (the “Registrant”) on Form N-2 (the “May 2026 Registration Statement”), (ii) the Registration Statement (File No. 333-297289) dated August 7, 2026, previously filed by the Registrant on Form N-2 (the “August 2026 Registration Statement,” and together with the May 2026 Registration Statement, the “Prior Registration Statements”), (iii) the registration by the Registrant of additional securities as set forth in this registration statement (the “Registration Statement”). This Registration Statement also constitutes a Post-Effective Amendment to each Prior Registration Statement, and such Post-Effective Amendments shall become effective concurrently with the effectiveness of this Registration Statement. Pursuant to the Prior Registration Statements, a total of 23,495,201 shares of common stock were previously registered. This Registration Statement registers an additional 505,379 shares of common stock, resulting in a total of 24,000,580 in registered shares of common stock.

The information in this prospectus is not complete and may be changed. The selling securityholders may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 24, 2026

PRELIMINARY PROSPECTUS

ROBOSTRATEGY, INC.

24,000,580 Shares of Common Stock

This prospectus (the “Prospectus”) relates to the registration of the resale of up to 24,000,580 shares of common stock of RoboStrategy, Inc. (the “Fund”) by the stockholders identified in this Prospectus (the “Selling Stockholders”). Our common stock is traded on Nasdaq (the “Exchange”) under the symbol “BOT.” Unlike an initial public offering, the resale by the Selling Stockholders is not being underwritten by an investment bank. A Selling Stockholder may, or may not, elect to sell its shares of common stock covered by this Prospectus, as and to the extent such Selling Stockholder may determine. Sales made by the Selling Stockholders, if any, will be made in the manner outlined in the Plan of Distribution beginning on page 20 of the Prospectus. If a Selling Stockholder chooses to sell its shares of common stock, we will not receive any proceeds from the sale of shares of common stock by the Selling Stockholder.

We intend to determine the net asset value per share of our common stock on a monthly basis. Our net asset value per share of our common stock as of July 31, 2026 was $11.32. On August 20, 2026, the last reported sales price on Nasdaq for our common stock was $28.41 per share, which was a premium of 151.0% of the net asset value per share of our common stock as of July 31, 2026.

The Adviser has agreed to bear all expenses incurred in connection with the preparation, filing and maintenance of this Registration Statement, including legal, accounting, printing, filing, SEC registration, consent and other related expenses. Accordingly, none of such expenses are expected to be borne by the Fund.

We were organized as a Maryland corporation on May 23, 2025. FP Strategies LLC (d/b/a RoboStrategy Advisors), a Puerto Rico limited liability company, serves as our investment adviser (the “Adviser”) and manages our investments subject to the supervision of our board of directors (the “Board” and each a “Director”).

We are a recently organized, non-diversified closed-end management investment company that is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We intend to elect to be treated, and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, for U.S. federal income tax purposes; however, we will not qualify as a RIC for our initial taxable year ending August 31, 2026. For our initial taxable year, we will be treated as a corporation for U.S. federal income tax purposes. Accordingly, the Fund will be subject to U.S. federal income tax imposed at corporate rates on its taxable income as well as applicable state and local income taxes. Distributions from the Fund will generally be treated as taxable dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions from the Fund to non-U.S. investors will generally be subject to U.S. federal withholding tax imposed at a 30% rate or a reduced rate specified by an applicable income tax treaty. Prospective investors are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local, and non-U.S. tax consequences of owning Shares.

The Fund’s investment objective is to seek long-term capital appreciation, principally through capital gains on equity and equity-linked investments in robotics and embodied AI companies. The Fund focuses primarily on private, venture-capital-backed private companies with significant growth potential, many of which are not yet publicly listed or widely accessible to individual investors.

Investing in our common stock involves a high degree of risk and is highly speculative. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in the “Types of Investments and Related Risk Factors” section beginning on page 30 of the Prospectus. In addition, investors should observe the following:

●	Shares of closed-end investment companies frequently trade at a discount to their net asset values (“NAV”).

●	If shares of our common stock trade at a discount to our NAV, investors will face increased risk of loss.

●	We do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be less consistent than the distributions of other registered investment companies that primarily make debt investments.

●	Our common stock has exhibited price volatility since the listing of our shares on Nasdaq, and our shares have traded at a premium to NAV. However, we cannot assure that this will continue or that the common stock will not trade at a discount in the future.

●	There are significant potential risks associated with investing in growth-stage and mid-stage technology companies that have complex capital structures, including limited financial resources, limited operating histories, limited publicly available information, dependence on management and talent efforts of a small group of people and the increased likelihood of unexpected problems in areas of product development, manufacturing, marketing, financial and general management. See “Types of Investments and Related Risk Factors - Risks Associated with Our Investments.”

This Prospectus contains important information you should know before investing in our common stock. Please read this Prospectus before investing and keep it for future reference. We will also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at c/o RoboStrategy, Inc., 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901, calling us at (787) 722-6881 or visiting our website located at www.robostrategy.co. Information on our website is not incorporated into or a part of this Prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus is _______________, 2026

We have not, and the Selling Stockholders have not, authorized anyone to give you any information other than in this Prospectus, and we take no responsibility for any other information that others may give you. We are not, and the Selling Stockholders are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate only as of the date on the front cover of this Prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

-i-

PROSPECTUS SUMMARY

The Fund

RoboStrategy, Inc. is a recently formed Maryland corporation that is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). References herein to the “Fund,” “we,” “our,” or “us” refer to RoboStrategy, Inc.

The Fund’s investment adviser is FP Strategies LLC (d/b/a RoboStrategy Advisors), a Puerto Rico limited liability company (the “Adviser”). The Fund intends to elect to be treated and qualify annually as a regulated investment company (a “RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); however, it will not qualify as a RIC for its initial taxable year ending August 31, 2026.

Selling Stockholders

This prospectus relates to the resale from time to time of shares of our common stock by the Selling Stockholders identified in this prospectus. The shares being registered were acquired in private placement transactions, including a series of private investment in public equity (“PIPE”) transactions entered into between June 11, 2026 and July 13, 2026, and certain prior private placement transactions. We are registering certain of these shares pursuant to our obligations under applicable registration rights agreements. The Selling Stockholders may sell all, some or none of their shares. We will not receive any proceeds from sales of shares by the Selling Stockholders. See “Selling Stockholders” and “Use of Proceeds.”

Market Opportunity

The Fund was formed for the purpose of investing in what the Adviser believes to be the most promising robotics and embodied artificial intelligence (“AI”) companies.

The Adviser believes that the world is in the midst of a robotics revolution driven by advancements in embodied AI models and the hardware supply chain. The Adviser believes that the size of this tectonic shift in global industrial capacity will likely be comparable to that of the Industrial Revolution, the creation of the Internet, or the proliferation of the mobile phone. The impact of advanced robotics will extend to every sector, market, and geography. Thus, the opportunity for high-growth venture-backed robotics companies extends across a broad spectrum. The Adviser believes that robotics has the potential to produce disruptive technologies, reach a massive addressable market, and provide significant commercial opportunities. See “Investment Objective and Strategies.”

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation, principally through capital gains on equity and equity-linked investments in robotics and embodied AI companies. The Fund focuses primarily on private, venture-capital-backed private companies with significant growth potential, many of which are not yet publicly listed or widely accessible to individual investors.

There can be no assurance that the Fund’s investment objective will be achieved or that our investment program will be successful. The investment objective may be changed by the Fund’s Board without prior shareholder approval.

See “Investment Objective and Strategies.”

Investment Strategy

The Fund seeks to meet its investment objective by investing primarily in equity and equity-linked securities of private and public companies operating in the fields of robotics and embodied AI. These portfolio companies may include issuers of common stock or preferred equity (and are herein collectively referred to as “equity securities”). Equity linked securities include any debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide us with economic exposure to the equity securities of such issuer, such as investments through special purpose vehicles (“SPVs”).

The Fund seeks to construct a high-conviction, thematically aligned portfolio of 20-30 positions. Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity and equity-linked securities of robotics and embodied AI technology companies principally based in the United States.

The Adviser defines a “robotics and embodied AI” company as any company that falls into one of the following categories:

(i)	Integrated Solution Companies. Companies that design, create, integrate, or deliver robotics, autonomous technology, and/or AI in the form of products, software, hardware or systems;

(ii)	Key Component Companies. Companies that develop the building block components for robotics, autonomous technology, or AI, such as advanced machinery, semiconductors, software, and databases used for machine learning;

(iii)	Cognitive System Companies. Companies that develop computer systems that are able to perform tasks that normally require human intelligence, such as visual perception, mechanical action, speech recognition, decision-making, and translation between languages;

(iv)

Critical Infrastructure Companies. Companies that provide material economic exposure to robotics and embodied AI through the supply of critical components, materials, compute, energy, or manufacturing inputs used in robotic systems, including, but not limited to, rare earth minerals for electric motors and actuators, precision actuators and drive systems, interference-grade GPUs and edge compute hardware, robotic vision sensors, perception modules, and other motion, sensing, or control-critical inputs, where demand for such products is materially driven by the development, scaling, or deployment of robotic systems. For companies in this category, robotics or embodied artificial intelligence adoption must be a meaningful driver of the investment’s expected growth, valuation, and risk profile, rather than an incidental or non-core end market. In addition to the quantitative criteria described below, robotics or embodied AI adoption is a "meaningful driver" where the Adviser projects, at the time of investment, that more than 50% of the company's future revenue growth will come from sales of the inputs described above into robotic systems. The Adviser bases that projection on the company's revenues, backlog, purchase commitments and pipeline from robotics customers; its research and development spending, capital expenditures and use of proceeds directed to robotics products; and the sensitivity of its projected performance and valuation to the pace of robotics adoption.

(v)	Frontier Systems Companies. Companies that create systems capable of general-purpose learning, reasoning, or motor control across environments (e.g., visual-language-action (VLA) models, embodied agents, or neural task planners).

In addition to operating in one of the categories above, a robotics and embodied AI company must satisfy at least one of the following quantitative criteria:

●	The company derives at least 50% of its revenues/profits from activities in one or more of the robotics and embodied AI categories noted above or the company devotes at least 50% of its assets to the activities in one or more of the robotics and embodied AI categories noted above; or

●	If a company does not yet have revenue (i.e., is “pre-revenue”) or under circumstances where a revenue generating company is engaging in a strategic pivot, the company devotes at least 50% of its current research and development budget or capital expenditures to the activities in one or more of the robotics and embodied AI categories noted above.

The Fund generally will seek to limit its investments in each portfolio company to no more than 20% of its assets, measured at the time of purchase. While the Fund targets an initial investment of no more than 20% of its assets in each portfolio company in which it invests, the value of the Fund’s investments will fluctuate so that any one investment may represent more or less than 20% of the Fund’s assets at any given point in time.

The Fund intends to primarily make direct investments in portfolio companies and investments through SPVs in order to gain access to particular portfolio companies. The Fund may also invest in public equities. The Fund may also participate directly in co-investment rounds alongside venture capital firms or syndicate-led investment groups.

The SPVs in which the Fund expects to invest will be private investment vehicles managed by unaffiliated managers that are designed to provide the Fund and other eligible investors access to concentrated economic exposure of a specific private company through a private offering of securities exempt from registration under the Securities Act pursuant to Regulation D. Other eligible investors in the SPVs may include high net worth individuals, family offices, and entities that satisfy “accredited investor” or “qualified purchaser” requirements, depending on the structure of the SPV. Generally, other investors in the SPV will not be affiliated with the Fund or Adviser, however, the Fund may co-invest in SPVs with affiliates in accordance with the 1940 Act, the rules thereunder, and any related guidance or exemptive relief obtained by the Fund. An SPV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV may have with a private company or its founders and/or key employees. Individual SPVs that the Fund expects to invest in may have different terms and structures, which may present unique risks and different economic experience than if the Fund were to hold interests in the underlying private companies directly. The types of SPVs in which the Fund expects to invest may charge upfront sales charges as well as management fees and/or carried interest-type fees that will impact the value of the Fund’s investment and the Fund’s investment return. All investors in an SPV typically will have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered between an investor (including the Fund) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors. It is expected that the SPVs in which the Fund invests will not provide the Fund with voting rights with respect to the SPVs or underlying private companies. The Fund does not intend to invest in SPVs where it would contribute substantially all of the capital raised by the SPV or have any rights that would result in the Fund controlling the SPV. As a result, SPVs managed by third parties in which the Fund may invest will typically not be "subsidiaries" of the Fund.

Under limited circumstances, when requested by an underlying portfolio company, the Fund may create a subsidiary SPV for the limited purpose of making a particular investment in that portfolio company. These subsidiary SPVs will be controlled by the Fund and be consolidated for accounting purposes. These subsidiary SPVs exist for the limited purpose of holding an investment in a single issuer, and do not have a separate investment strategy from the Fund, are subject to the investment advisory agreement between the Fund and the Adviser, and are otherwise subject to the 1940 Act to the same extent as the Fund. The Fund and its stockholders will bear the respective organizational and operating fees, costs, expenses and liabilities of subsidiary SPVs created by the Fund. References herein to the Fund's investments also refer to any subsidiary SPV investments.

The Fund may also invest in simple agreements for future equity (“SAFE”) as a principal investment strategy. A SAFE provides the Fund with certain rights for future equity in a portfolio company, similar to a warrant, except without determining a specific price per share at the time of the initial investment. The Fund’s ability to receive equity under a SAFE is contingent upon the occurrence of triggering events, such as a priced financing round or a liquidation event.

Where appropriate, the Fund may also acquire securities in growth-stage companies via private investment in public equity (“PIPE”) transactions, including those structured through special purpose acquisition companies (“SPACs”).

The Fund expects that most of its investments will be made in U.S. domestic portfolio companies (i.e., companies organized in the United States), but it is not prohibited from investing in portfolio companies organized in foreign jurisdictions, including those organized in emerging market countries. The Fund defines emerging market countries to mean countries included in the MSCI Emerging Markets Index. The Fund has a policy to invest at least 25% of its total assets in securities of issuers operating in the technology group of industries.

The Adviser expects that the Fund’s holdings of equity securities may require several years to appreciate in value, and there can be no assurance that such appreciation will occur. Due to the illiquid nature of most of the Fund’s investments and transfer restrictions that equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Fund deems it necessary to do so, or at all.

The equity securities in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our initial purchase price). In addition, the Fund will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after an initial public offering (“IPO”) of a portfolio company, typically 180 days. As a result, the market price of securities that the Fund holds may decline substantially before the Fund is able to sell these securities following an IPO. For a complete discussion of the risks involved with the Fund’s investments, please read the section entitled “Types of Investments and Related Risk Factors”.

The Fund may opportunistically invest in private equity funds, hedge funds or venture funds that rely on Section 3(c)(1) or 3(c)(7) and are excluded from the definition of “investment company” under the 1940 Act (“Private Funds”) to gain diversified exposure or co-investment rights. The Fund does not consider single-issuer SPVs formed for the express purpose of obtaining exposure to a specific private company to be “Private Funds,” even if such SPVs rely on Section 3(c)(1) or 3(c)(7). The Fund does not expect investments in Private Funds to be a principal part of its strategy (i.e., over 5% of the Fund’s assets).

Investment Process	Private Market Exposure Through Structured Entry

The Fund intends to achieve its investment objective through the following core strategies:

Identify high quality growth companies

The Fund focuses on growth-stage and mid-stage venture-backed companies with the potential to deliver substantial long-term appreciation. The Fund defines growth stage companies as those that have obtained seed funding or Series A funding, and mid-stage companies as those that have had or are in Series B to Series E funding rounds. Target businesses operate across the robotics and embodied AI value chain, including but not limited to humanoid systems, autonomy software, sensing and perception, computer and AI hardware, electrification and power, industrial automation, fleet management, and field robotics.

The Adviser leverages a global network of founders, investors, technical experts, and ecosystem operators. Deal flow is sourced through direct founder relationships, co-investments with leading venture firms, and early-stage visibility into emerging companies.

The Adviser utilizes its collective industry knowledge and market analysis to identify companies with durable differentiation and strong operating fundamentals. Particular focus is placed on businesses that demonstrate the potential for scaled valuation growth ahead of a strategic exit or public listing. The Fund’s sourcing advantage is further supported by its early participation in landmark deals, and by maintaining close engagement with prospective portfolio companies to underwrite capital deployment at key inflection points. The Adviser will expand its sourcing network in order to evaluate a wide range of investment opportunities in companies that demonstrate strong operating fundamentals.

While the Fund primarily targets U.S.-based companies, it may opportunistically invest in select high-conviction companies across developed and emerging markets. The core focus remains on early to growth-stage private companies with breakthrough potential.

Selective Investment Acquisition

The Fund strategically acquires equity positions in private and public robotics and embodied AI companies via a range of transaction structures, including but not limited to direct primary investments, secondary purchases, and participation in SPVs, or co-investment opportunities. These positions are often in companies that remain largely inaccessible to individual investors. The Adviser follows a disciplined approach to pricing and portfolio entry, seeking to invest at attractive valuations with asymmetric upside.

The Fund emphasizes milestone-based capital deployment, allocating follow-on investments based on the achievement of technical or commercial inflection points. This disciplined approach supports dynamic position sizing and risk-managed exposure.

Diversified Portfolio Construction

To mitigate portfolio concentration risk, the Fund constructs a diversified portfolio of non-controlling equity investments across multiple robotics sub-segments. This portfolio design aims to reduce exposure to adverse developments in any single company or vertical. The Fund’s structure enables investors to gain exposure to a traditionally illiquid and institutionally dominated asset class-early-stage robotics and AI equity-through a professionally managed, publicly accessible vehicle.

The Adviser applies a multi-layered risk management framework that includes rigorous diligence, active monitoring of portfolio companies, position sizing limits, and quarterly valuation reviews.

Exit Strategy

The Fund anticipates liquidity and capital appreciation to be primarily realized through:

●	IPOs or direct listings of portfolio companies;

●	Mergers and acquisitions, including strategic sales of portfolio companies;

●	Secondary sales of private securities to qualified buyers in the private capital markets;

●	Redemptions or buybacks by portfolio companies or lead investors;

●	Distributions from SPVs, PIPEs, or co-investment vehicles upon portfolio exits.

Given the illiquid nature of private markets, exit timelines are expected to vary materially across positions. The Adviser will proactively monitor liquidity opportunities and consider market conditions, portfolio company milestones, and public market comparable companies when determining the timing and method of exit. The Fund will make strong thesis driven investments and may choose to hold positions after IPO or direct listings. The Fund may opportunistically rebalance into more liquid assets including cash and cash equivalents when necessary to optimize portfolio composition.

Ticker Symbol on Exchange	“BOT”

Current Portfolio

As of July 31, 2026, the Fund has $277,208,967.05 in total assets, and holds directly or has exposure to securities of the following portfolio companies: Apptronik, Inc., Figure AI, Inc., Dyna, Inc., Dexmate, Inc., Standard Bots Company, Path Robotics, Inc., REK Inc., GMI Computing Holding (Cayman) Ltd., Cyan Robotics, Inc., Nox Metals, Inc., Endiatx, Inc., Allonic, Inc., Purple Rhombus LLC., Prometheus Industries, Inc. and Eccentric Machines, Inc.

See “Current Portfolio.”

The Fund intends to calculate and publish its net asset value on its website on a monthly basis, within 30 days of month end. Additionally, all portfolio investments, including the underlying portfolio investments in the case of SPVs, including the number and type or class of shares held with respect to such underlying portfolio investments, as well as the aggregate percentage of the Fund represented by each underlying portfolio investment, on its website within 60 days of the quarter end.

Leverage	We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We may further increase our leverage through entry into a credit facility or other leveraging instruments. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. See “Risks Related to Leverage.”

Distribution Policy	The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our stockholders will be declared out of assets legally available for distribution. As we primarily focus on making investments in equity securities that provide opportunity for capital gains, we do not anticipate that we will pay dividends on a quarterly or other basis or become a predictable distributor of dividends. The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year. Future distributions, if any, will be determined by our Board. See “Distributions.” To qualify as a RIC, we must make certain distributions. See “Certain U.S. Federal Income Tax Considerations - Taxation as a Regulated Investment Company.”

Distribution Reinvestment Plan	We have adopted an “opt out” distribution reinvestment plan for our shareholders. As a result, if we declare a cash dividend or other distribution, each shareholder that has not “opted out” of our distribution reinvestment plan will have their dividends or distributions automatically reinvested in additional Shares of our common stock rather than receiving cash distributions. Shareholders who receive dividends and other distributions in the form of Shares of common stock generally are subject to the same U.S. federal tax consequences as shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Distribution Reinvestment Plan.”

Board of Directors	The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Board is comprised of individuals who are not “interested persons” of the Fund or the Adviser, as such term is defined in the 1940 Act. See “Management of the Fund.”

The Adviser	The Adviser serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”). The Adviser is a limited liability company organized under the laws of Puerto Rico. The Adviser is controlled by its voting members, Andrew Kang and Marc Weinstein. The Advisory Agreement has an initial term of two years. Thereafter, the Advisory Agreement may continue in effect from year to year if its continuation is approved annually by the Board. The Advisory Agreement may be terminated by either party on 60 days’ notice. See “Management of the Fund.”

Management Fee

Under the Advisory Agreement, the Fund pays an investment management fee to the Adviser in consideration of the advisory and other services provided by the Adviser to the Fund. In consideration for such services the Fund pays the Adviser a fee at an annual rate of 2.5%, calculated and payable monthly in arrears based on the average value of the Fund’s gross assets (including assets purchased with borrowed amounts) at the end of the two most recently completed calendar months (the “Management Fee”).

See “Management of the Fund” and “Fees and Expenses.”

Other Fees and Expenses	Other than those expenses specifically required to be borne by the Adviser pursuant to the Advisory Agreement, the Fund, and, therefore, the investors bear all expenses incurred in the business of the Fund, and the operating expenses of the Fund. The Fund anticipates that it will incur aggregate organizational and offering expenses of approximately $1,400,000.00 during the first twelve months of the Fund’s operations. See “Summary of Fund Expenses” and “Fees and Expenses.”

Conflicts of Interest	The Adviser and its affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund. The Fund and the Adviser have policies and procedures in place to mitigate the effect of any conflicts of interest. See “Conflicts of Interest.”

Recent Developments

On May 11, 2026, we entered into an equity line of credit (the “Committed Equity Facility”) agreement (the “Purchase Agreement”) with the Adviser and Roth Principal Investments, LLC (“Roth”), a Delaware limited liability company. Under the Purchase Agreement, the Fund has the right, but not the obligation, during a 36-month period following commencement of the facility, to direct Roth to purchase shares of the Fund's common stock having an aggregate gross purchase price of up to $2,000,000,000.

Any sales of common stock under the Purchase Agreement are solely at the Fund's discretion, and the Fund is not obligated to sell any shares to Roth. The purchase price for shares sold under the facility will generally be based on the market price of the Fund's common stock, less a 2.0% discount. However, the Fund may not sell shares under the Purchase Agreement at a price below the higher of (i) the Fund's then-current net asset value per share and (ii) the applicable base price specified in the Purchase Agreement. The Purchase Agreement also contains limitations on the number of shares that may be issued absent stockholder approval under applicable Nasdaq rules and limits Roth's beneficial ownership of the Fund's outstanding common stock.

In connection with the Purchase Agreement, the Fund has agreed to pay Roth a $25,000 structuring fee and a commitment fee of up to $14,000,000. The Fund also entered into a registration rights agreement with Roth pursuant to which the Fund agreed to register for resale the shares issuable under the Purchase Agreement.

In connection with the Purchase Agreement, the Fund previously filed a registration statement covering the resale by Roth of up to 14,100,000 shares of the Fund’s common stock that may be issued under the Purchase Agreement. The Purchase Agreement contemplates aggregate purchases of up to $2,000,000,000 of the Fund’s common stock; however, additional registration statements and, if applicable, stockholder approval under Nasdaq rules may be required before the full amount available under the Purchase Agreement may be utilized.

Valuation

The NAV of the Fund’s Shares will be computed based upon the value of the Fund’s portfolio securities and other assets on a monthly basis. It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value pursuant to the Fund’s valuation policies and procedures.

The Fund will invest a large percentage of its assets in certain securities and other financial instruments, such as equity securities of private companies, that do not have readily ascertainable market prices. When market quotations are not readily available or are believed by the Adviser to be unreliable, the Fund’s investments are valued at fair value as determined pursuant to procedures and methodologies approved by the Board. The Board has designated the Adviser to determine fair values of the Fund’s investments in accordance with Rule 2a-5 under the 1940 Act and the Fund’s valuation procedures and methodologies.

Fair values are necessarily subjective in nature, and there is no assurance that such a price will be at or close to the price at which the security would be sold in a transaction between unaffiliated third parties. See “Calculation of Net Asset Value.”

Summary of Taxation	We intend to elect to be treated as a RIC for U.S. federal income tax purposes, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs; however, we will not qualify as a RIC for our initial taxable year ending August 31, 2026. For our initial taxable year, we will be treated as a corporation for U.S. federal income tax purposes. Accordingly, the Fund will be subject to U.S. federal income tax imposed at corporate rates on its taxable income as well as applicable state and local income taxes. Distributions from the Fund will generally be treated as taxable dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions from the Fund to non-U.S. investors will generally be subject to U.S. federal withholding tax imposed at a 30% rate or a reduced rate specified by an applicable income tax treaty. Prospective investors are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local, and non-U.S. tax consequences of owning Shares.

To the extent that we qualify as a RIC in a subsequent taxable year, our tax treatment as a RIC will enable us to deduct qualifying distributions to our stockholders, so that we generally will be subject to U.S. federal income tax only in respect of earnings that we retain and do not distribute.

To maintain our status as a RIC, we must, among other things:

●	derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and

●	maintain diversified holdings.

In addition, to receive tax treatment as a RIC, we generally must timely distribute (or be treated as distributing) in each taxable year dividends for U.S. federal income tax purposes equal to at least the sum of (i) 90% of our investment company taxable income (which generally is our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses) and (ii) 90% of our net tax-exempt income for that taxable year.

As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax imposed at corporate rates on our investment company taxable income and net capital gains that we do not distribute to stockholders. If we fail to distribute a sufficient amount of our investment company taxable income or net capital gains on a timely basis, we may be subject to a nondeductible 4% U.S. federal excise tax. We may choose to retain all or a portion of our net capital gains or a portion of our income and pay the resulting U.S. federal income tax on such income or gains. See “Certain U.S. Federal Income Tax Considerations.”

Risk Factors	There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. Please refer to the section “Types of Investments and Related Risk Factors” for a more detailed discussion of the principal risk factors related to the Fund.

Risks Related to Our Business and Our Structure

●	The Fund is a newly formed entity with limited operating history as a closed-end management investment company.

●	The Fund may invest in a small number of portfolio companies resulting in a lack of investment diversification.

●	Adverse market conditions may have a material adverse impact on the Fund’s portfolio companies and the Fund’s returns.

●	Political, social and economic uncertainty risks could have a material adverse effect on the Fund.

●	A cyber-attack could have a material adverse effect on the Fund.

●	Changes to U.S. tariff and import/export regulations may have a negative effect on the operations of our portfolio companies and, in turn, negatively impact us.

●	Exchanges of shares in portfolio companies for Shares of the Fund may create investment and economic challenges for the Fund.

●	There are risks associated with relying on key personnel of the Adviser.

●	The Fund’s financial condition and results of operations depend on its ability to achieve its investment objective.

●	The Fund will likely experience fluctuations in its quarterly results, and it may be unable to replicate past investment opportunities or make the types of investments it has made to date in future periods.

●	The Fund operates in a highly competitive market for direct equity investment opportunities. If the Fund is unable to make investments, it may have an adverse effect on its performance.

●	There are significant potential conflicts of interest which could impact the Fund’s investment returns and limit the flexibility of its investment policies.

●	Our Chairman and Chief Executive Officer owns a significant percentage of our stock and is able to exert significant control over matters subject to stockholder approval.

●	In the event the value of your investment declines, the Management Fee will still be payable.

●	Changes in laws or regulations governing the Fund’s operations may adversely affect its business.

●	The Adviser has full discretion over the Fund’s portfolio, and the Fund’s shareholders are not involved in investment decisions.

●	Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

●	Our portfolio may be focused on a limited number of portfolio companies, which will subject us to a risk of significant loss if the business or market position of one or more of these companies deteriorates or their particular industries experience a market downturn.

●	We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

●	Our ability to enter into transactions with our affiliates is restricted.

●	We will be subject to U.S. federal income tax imposed at corporate rates on our income and gains if we are unable to qualify as a RIC.

●	To the extent that we qualify as a RIC in a subsequent taxable year, we may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

●	To the extent that we qualify as a RIC in a subsequent taxable year and we are not treated as a “publicly offered regulated investment company,” certain shareholders will be treated as having received certain income and their allocable share of expenses, which may not be deductible.

●	We cannot predict how new tax legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

●	Our Board may change our non-fundamental investment policies and our investment strategies without prior notice or stockholder approval, the effects of which may be adverse.

●	The Fund has indemnification obligations.

Risks Related to Our Investments

●	The Fund’s investments in portfolio companies may be extremely risky, and the Fund could lose all or part of its investments.

●	The Fund may not realize gains from its investments, may be compelled to liquidate its investments at a loss as a result of the actions of majority shareholders and, because certain of the portfolio companies may incur substantial debt to finance their operations, the Fund may experience a complete loss on its investment in the event of a bankruptcy or liquidation of any of the portfolio companies.

●	Because the Fund’s investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of its investments, which could adversely affect the determination of the Fund’s NAV.

●	The lack of liquidity in, and potentially extended holding period of, many of the Fund’s investments may adversely affect its business and will delay any distributions of any gains.

●	Technology-focused companies in which the Fund invests are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, and periodic downturns.

●	Investing in humanoid and embodied intelligence technology companies involves risk.

●	Because the Fund will generally not hold controlling equity interests in its portfolio companies, the Fund will likely not be in a position to exercise control over the portfolio companies or to prevent decisions by substantial shareholders or management of the portfolio companies that could decrease the value of its investments.

●	Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

●	There are risks associated with investing in SPVs or similar investment structures, including that the Fund will bear its pro rata portion of expenses on investments in SPVs and will have no direct claim against underlying portfolio companies.

●	There are risks relating to investing in PIPE transactions offered by SPACs.

●	Indirect investments in portfolio companies involve substantial risks, including that the portfolio company may not recognize our investment and actively seek to obstruct it.

●	There are significant potential risks relating to investing in securities traded on private secondary marketplaces.

●	Due to transfer restrictions and the illiquid nature of the Fund’s investments, the Fund may not be able to purchase or sell its investments when it determines to do so.

●	The Fund may be subject to lock-up provisions or agreements that could prohibit it from selling its investments for a specified period of time.

●	There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures.

●	There are significant potential risks relating to holding portfolio company securities following an IPO.

●	There are risks relating to investing in other registered investment companies.

●	There are risks relating to investing in ETFs and ETPs.

●	Investments in Private Funds may involve significant risks.

Risks Related to Leverage

●	We may borrow money, which may magnify the potential for loss and may increase the risk of investing in us.

●	Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Risks Related to Our Securities and the Committed Equity Facility

●	It is not possible to predict the actual number of shares we will sell under the Purchase Agreement to Roth Principal Investments, or the actual gross proceeds resulting from those sales. Further, we may not have access to the full amount available under the Purchase Agreement with Roth Principal Investments.

●	The sale of the shares of common stock acquired by Roth Principal Investments (or issued pursuant to other offerings, including any future “at-the-market” program), or the perception that such sales may occur, could cause the price of our common stock to fall.

●	Investors who buy shares at different times will likely pay different prices.

Risks Related to the Listing of Our Shares

●	Common stock of closed-end management investment companies has in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our shares will not decline below our NAV per share.

●	Our direct listing differed significantly from listings arising from an underwritten initial public offering.

●	The public price of our shares of common stock may have little or no relationship to the historical sales prices of our shares of common stock.

●	Direct listings by closed-end management investment companies are infrequent, which could contribute to a volatile trading price and uncertain trading volume for our common stock.

●	Investors in our common stock may be unable to bring claims under Sections 11 and 12(a)(2) of the Securities Act due to the requirement to trace shares to the applicable registration statement, which may limit the remedies available to investors acquiring shares in a direct listing and adversely impact the market price of our common stock.

●	Our stock price may be volatile, and could decline significantly and rapidly.

●	An active, liquid, and orderly market for our common stock may not be sustained. You may be unable to sell your shares of common stock at or above the price at which you purchased them.

See “Types of Investments and Related Risk Factors.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Annual expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this Prospectus contains a reference to fees or expenses paid by “us” or “the Fund” or that “we” will pay fees or expenses, you will indirectly bear these fees or expenses as an investor in the Fund.

Annual expenses	Percentage of Net Assets Attributable to Common Stock
Management Fee	2.50%(1)
Interest Payments on Borrowed Funds	0.00%(2)
Acquired Fund Fees and Expenses	0.07%(3)
Other Expenses	1.41%(4)
Current Income Tax Expense	0.00%(5)
Deferred Income Tax Expense	0.00%(6)
Total Annual Expenses	3.98%

1.	Under the Advisory Agreement we will pay the Adviser a Management Fee, payable monthly, in an amount equal to 2.50% of our average gross assets at the end of the two most recently completed calendar months. For purposes of the Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts. The Management Fee reflected in the table is estimated for the Fund’s current fiscal year. Additionally, this estimate is calculated by determining the ratio that the Management Fee bears to our net assets attributable to common stock (rather than our gross assets).

2.	The Fund does not intend to incur leverage within the next twelve months.

3.	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The amount under this line item is estimated for the current fiscal year.

4.	Other expenses includes accounting, valuation, legal and auditing fees of the Fund, organizational costs, expenses related to the Fund’s distribution reinvestment plan, as well as fees paid to the Administrator, the transfer agent, the custodian and the Directors. Other expenses are estimated for the current fiscal year.

5.	The Fund anticipates being treated as a corporation for U.S. federal income tax purposes for its initial taxable year ending August 31, 2026. Because the Fund does not generally expect to receive interest or dividend income from its investments, the Fund does not expect to incur income tax expense for the current fiscal year.

6.	Deferred income tax expense relates to the tax effect of unrealized appreciation or depreciation on the Fund’s investments resulting from the Fund being treated as a corporation for U.S. federal income tax purposes for its initial taxable year. The Fund is not able to estimate any deferred income tax expense that may be incurred in future years.

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above.

Example	1 Year	3 Year	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$ 40	$ 127	$ 224	$ 523

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, if our Board authorizes and we declare a cash dividend, participants in our distribution reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Fund, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements.

The forward-looking statements contained in this Prospectus involve risks and uncertainties, including statements as to:

●	our future operating results, including our ability to achieve objectives;

●	our business prospects and the prospects of our portfolio companies;

●	the impact of investments that we expect to make;

●	our contractual arrangements and relationships with third parties;

●	the dependence of our future success on the general economy and its impact on the industries in which we invest;

●	market conditions and our ability to access capital;

●	the ability of our portfolio companies to achieve their objectives;

●	the valuation of our portfolio companies, particularly those having no liquid trading market;

●	our expected financings and investments;

●	the adequacy of our cash resources and working capital; and

●	the timing of cash flows, if any, from our investments.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

●	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;

●	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

●	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

●	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions and cybersecurity attacks; and

●	the risks, uncertainties and other factors we identify in “Types of Investments and Related Risk Factors” and elsewhere in this Prospectus and in our filings with the SEC.

SELLING STOCKHOLDERS

This Prospectus covers the resale by the Selling Stockholders of up to an aggregate of 24,000,580 shares of common stock.

The private offerings by which the Selling Stockholders acquired their securities from us were exempt from the registration provisions of the Securities Act, including pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder.

The shares of common stock being offered by the Selling Stockholders were acquired as follows:

1.	In a private placement conducted prior to the listing of the Fund’s shares on Nasdaq.

2.	In a series of PIPE transactions pursuant to Securities Purchase Agreements and Registration Rights Agreements entered into between June 11, 2026 and July 13, 2026.

3.	In a PIPE transaction, pursuant to a Securities Purchase Agreement (containing registration rights) dated as of June 29, 2026, with certain institutional investors, which was facilitated by a placement agent (the "Placement Agent"), pursuant to a Placement Agency Agreement, dated as of June 29, 2026, between the Company and the Placement Agent.

We are registering the shares issued in the above referenced PIPE transactions pursuant to our obligations under the applicable registration rights agreements or securities purchase agreements to permit the Selling Stockholders to resell or otherwise dispose of the shares in the manner contemplated under “Plan of Distribution” below.

The Selling Stockholders may sell some, all or none of their shares. We do not know how long the Selling Stockholders will hold the shares before selling them, and we currently have no agreements, arrangements or understandings with any of the Selling Stockholders regarding the sale of any of the shares.

The following table sets forth the shares beneficially owned, as of July 31, 2026, by the Selling Stockholders prior to the offering contemplated by this Prospectus, the number of shares that the Selling Stockholders may offer and sell from time to time under this Prospectus and the number of shares which the Selling Stockholders would own beneficially if all such offered shares are sold. Beneficial ownership is determined in accordance with Rule 13d-3(d) promulgated by the SEC under the Exchange Act.

None of the Selling Stockholders are registered broker-dealers or affiliates of registered broker-dealers. Each Selling Stockholder acquired its shares solely for investment purposes and not with a view to or for resale or distribution of such securities.

Name	Beneficial Ownership Before Offering	Number of Shares Being Offered	Beneficial Ownership After the Offering	Percentage Ownership After the Offering
Android 21 LLC(1)	272,405	272,405	0	0%
Arrington XRP Capital Fund	84,298	84,298	0	0%
Lunarian Inc.	148,676	148,676	0	0%

(1) This Selling Stockholder is an officer or director of the Fund (or an entity controlled by an officer or director of the Fund).

The following table sets forth the shares beneficially owned by the Selling Stockholders that were previously registered under the Prior Registration Statements and carried forward in this Registration Statement, the number of shares that the Selling Stockholders may offer and sell from time to time under this Prospectus and the number of shares which the Selling Stockholders would own beneficially if all such offered shares are sold. Beneficial ownership is determined in accordance with Rule 13d-3(d) promulgated by the SEC under the Exchange Act.

Name	Beneficial Ownership Before Offering	Number of Shares Being Offered	Beneficial Ownership After the Offering	Percentage Ownership After the Offering
0xkb Capital Ltd	50,000	50,000	0	0%
11-11 DG Holdings, LLC	25,000	25,000	0	0%
1373819 B.C. Ltd.	500	500	0	0%
2612254 Ontario Inc	1,000	1,000	0	0%
Addison Chu	500	500	0	0%
Ahmed Al-Balaghi	2,000	2,000	0	0%
AIK Capital Ltd.	998,000	998,000	0	0%
AKLK Robotics Investor LLC	38,080	38,080	0	0%
Albert Chen	5,000	5,000	0	0%
Albert Chen	10,000	5,000	5,000	0%*
Albert Chon	66,800	66,800	0	0%
Albert Chon	100,000	100,000	0	0%
Alex Ridha	2,500	2,500	0	0%
Alexander Golding	10,000	10,000	0	0%
Alexander Horn	500	500	0	0%
Alexander James Graham Isaacs	1,000	1,000	0	0%
Alexander Salnikov	1,000	1,000	0	0%
Alexander Yuen	2,500	2,500	0	0%
Alfredo Gelasio	5,000	5,000	0	0%
Allen Chachkes	10,000	10,000	0	0%
Aman Venkateswaran	2,000	2,000	0	0%
Amanda Young	500	500	0	0%
Ameeth Devadas	2,500	2,500	0	0%
Andrej Radonjic	1,000	1,000	0	0%
Andres Walter Solanot	500	500	0	0%
Andrew Ahn	6,000	6,000	0	0%
Andrew Chorlian	1,000	1,000	0	0%
Andrew Kang(1)	2,054,000	2,054,000	0	0%
Andrew Kim	10,000	10,000	0	0%
Android 20 LLC(1)	1,774,685	1,774,685	0	0%
Android 21 LLC(1)	1,755,282	1,755,282	0	0%
Anil Lulla	10,000	10,000	0	0%
Ankit Aggarwal	5,000	5,000	0	0%
Anson East Master Fund LP	147,827	147,827	0	0%
Anson Investments Master Fund LP	434,783	434,783	0	0%
Anson Opportunities Master Fund LP	286,956	286,956	0	0%
Anthony C Rondinella	800	800	0	0%
Anthony Kaplan	1,000	1,000	0	0%
Ari Litan	171,620	171,620	0	0%
Armaan Gori	10,000	10,000	0	0%
Arrington XRP Capital Fund	26,763	26,763	0	0%
Artem Paoutov	500	500	0	0%
Atilla Murat Firat	10,000	10,000	0	0%
Atlantis Industries AG	3,000	3,000	0	0%
Austin Doukas	1,000	1,000	0	0%
Avaroad Cayman	850,000	850,000	0	0%
Avrum Zurlo	2,000	2,000	0	0%
Ben Hindman	1,000	1,000	0	0%
Benjamin Fisch	2,500	2,500	0	0%
Blue Lake Partners Pty Ltd	137,332	137,332	0	0%
Boris Alergant	800	800	0	0%
Bradley Dahler	800	800	0	0%
Brandon Hong	25,000	25,000	0	0%
Breed Fund II, LP	10,000	10,000	0	0%

Name	Beneficial Ownership Before Offering	Number of Shares Being Offered	Beneficial Ownership After the Offering	Percentage Ownership After the Offering
Brett Beller	800	800	0	0%
Brett Harrison	20,000	20,000	0	0%
Brian Fakhoury	2,500	2,500	0	0%
BRIGALOW HOLDINGS CO PTY LTD - ACN: 657 148 519 ATF Morgan Trust	5,148	5,148	0	0%
Brion Isaacs	2,500	2,500	0	0%
Bryan Myint	1,000	1,000	0	0%
Bryant Detwiller	34,000	34,000	0	0%
Cai Yuhan	2,500	2,500	0	0%
Can Kesisoglu	1,000	1,000	0	0%
Caroline Bush	1,000	1,000	0	0%
Cassel Investment Corporation	56,513	56,513	0	0%
Charles Lu	20,000	20,000	0	0%
Charles Ma	800	800	0	0%
Chau Kam	10,000	10,000	0	0%
Chen Tian Chuin	500	500	0	0%
Cheng Zhen Meng	3,000	3,000	0	0%
Chengqi Liu	100,000	100,000	0	0%
ChengTa Wang	50,000	50,000	0	0%
Cheong Jun Yoong	250,000	250,000	0	0%
Cheung Chi Kiu	15,000	15,000	0	0%
Chi Liu	1,000	1,000	0	0%
Cho Chung Yeung	1,000	1,000	0	0%
Christopher Chuang	5,000	5,000	0	0%
Christopher Janis	27,500	27,500	0	0%
Christopher Laucks	800	800	0	0%
Christopher Snyder	1,000	1,000	0	0%
Chun Kit Tang	3,000	3,000	0	0%
Chun Kit Tang	4,000	1,000	3,000	0%*
Chunda McCain	1,000	1,000	0	0%
Citrinitas Capital Management Inc.	50,000	50,000	0	0%
Claiborne Timon	2,500	2,500	0	0%
Clark Hoon Ahn	3,000	3,000	0	0%
Cody Lau	1,000	1,000	0	0%
Colin Gagich	500	500	0	0%
CortexNet Holdings Ltd	998,000	998,000	0	0%
Cosmin Pereteatcu Nicolae	300	300	0	0%
Crucible Capital Liquid Opportunities SPV LLC	10,000	10,000	0	0%
Cyber Citadel	30,000	30,000	0	0%
Daemon Technologies Limited	5,000	5,000	0	0%
Dan Edlebeck	1,000	1,000	0	0%
Daniel Andronic	500	500	0	0%
Daniel Armitage	2,500	2,500	0	0%
Daniel Bernstein	10,000	10,000	0	0%
Daniel J O’Brien	1,500	1,500	0	0%
Daniel Que	30,000	30,000	0	0%
Daniel Wasserman	30,000	30,000	0	0%
Danilo S. Carlucci	300,000	300,000	0	0%
Danny Tam	1,000	1,000	0	0%
Dariya Khojasteh	500	500	0	0%
David Yee	12,500	12,500	0	0%
Derek Rickert	500	500	0	0%
Devin Corr	5,000	5,000	0	0%
Di Chuan Emily Yang	2,000	2,000	0	0%
Dimitris Selekos	10,000	10,000	0	0%
Dmitry Serov	2,500	2,500	0	0%
Dominic Davis	200	200	0	0%
Dry Thunder LLC(1)	3,725,000	3,725,000	0	0%
Duncan Reucassel	70,000	70,000	0	0%
Duy Nguyen	2,500	2,500	0	0%
Edward Martin Breed Jr	10,000	10,000	0	0%
Edward Oosterbaan	500	500	0	0%
Edward Zha	5,000	5,000	0	0%

Name	Beneficial Ownership Before Offering	Number of Shares Being Offered	Beneficial Ownership After the Offering	Percentage Ownership After the Offering
EFRA Digital Assets Inc	5,000	5,000	0	0%
Eight Acres Master Fund	100,000	100,000	0	0%
Elaine Weinstein(3)	1,000	1,000	0	0%
Eleven Eleven Investments, LLC	100,000	100,000	0	0%
Elliott Hoffman	20,000	20,000	0	0%
Emile Dubié	2,000	2,000	0	0%
Erik Velie	500	500	0	0%
Evgeny Gokhberg	10,000	10,000	0	0%
Felix von Hanstein	1,000	1,000	0	0%
Feynman Point Asset Management Master Fund Ltd.	197,795	197,795	0	0%
Feynman Point Special Opportunities Master Fund LP	66,880	66,880	0	0%
Filip Peeters	2,500	2,500	0	0%
Fiona Zhang	500	500	0	0%
Florian Arboli	1,000	1,000	0	0%
FP Strategies LLC(2)	390,000	100,000	290,000	1.43%
Fredrick Marion	1,000	1,000	0	0%
Future Prospects Holdings Inc	300	300	0	0%
Gabriel K Dizon	2,500	2,500	0	0%
Galloway Limited	33,333	33,333	0	0%
Gargantua Trading Limited	1,000	1,000	0	0%
George Samman	7,500	7,500	0	0%
George Shi	500	500	0	0%
Georgio Constantinou	2,000	2,000	0	0%
Gianni Renzi	5,000	5,000	0	0%
Gideon Welles	1,000	1,000	0	0%
Global Hitech Cfi Corp	100,000	100,000	0	0%
Graham Duckworth Walter	300	300	0	0%
Gualberto Diaz	2,500	2,500	0	0%
Han Ren	300	300	0	0%
Hanhui Sun	30,000	30,000	0	0%
Hans Sun	5,000	5,000	0	0%
Hansen Wang	20,000	20,000	0	0%
Haralabos Voulgaris	850,000	850,000	0	0%
Harry Chen	20,000	20,000	0	0%
Harvey Clapshaw	500	500	0	0%
Henry Jong-Hin Pong	1,000	1,000	0	0%
Herbert Ong	2,500	2,500	0	0%
Hillcrest Capital Corp	75,757	75,757	0	0%
Hui Liu	5,000	5,000	0	0%
ICRobotics LLC	200,000	200,000	0	0%
Ido Volansky	5,000	5,000	0	0%
Immutable Capital LLC	200,000	200,000	0	0%
Infinis Ventures	1,000	1,000	0	0%
Isen Group, LLC	1,250	1,250	0	0%
Iuliana Ciobotaru	500	500	0	0%
i-Vision Fund Limited	35,198	35,198	0	0%
Ivy Kang(3)	10,000	10,000	0	0%
Jack Butcher	1,000	1,000	0	0%
Jack Jeng	500	500	0	0%
Jack Lin	15,000	15,000	0	0%
Jack Watters	2,500	2,500	0	0%
Jacob O’Brien	500	500	0	0%
James Doukas	1,000	1,000	0	0%
James Edward Sibley	3,333	3,333	0	0%
James Josling	2,500	2,500	0	0%
James Nguyen	2,000	2,000	0	0%
James Park	15,000	15,000	0	0%
Jan Serafini	1,000	1,000	0	0%

Name	Beneficial Ownership Before Offering	Number of Shares Being Offered	Beneficial Ownership After the Offering	Percentage Ownership After the Offering
Jason Mo	263,157	263,157	0	0%
Jason Sheena	3,000	3,000	0	0%
Jay Harrison	800	800	0	0%
Jeffrey Extor	500	500	0	0%
Jeffrey Tai	2,000	2,000	0	0%
Jeffrey Zirlin	1,000	1,000	0	0%
Jeremy Lay and Family Pty Ltd	25,000	25,000	0	0%
Jeremy Selman	10,000	10,000	0	0%
Jesse Tsai	25,000	25,000	0	0%
Jimmygatz Trading Ltd	40,000	40,000	0	0%
Joanne Ahn	3,000	3,000	0	0%
John M. Griffin (Jack)	1,000	1,000	0	0%
John Sabbas	1,000	1,000	0	0%
John Wang	5,000	5,000	0	0%
Jonathan Mak	5,000	5,000	0	0%
Jonathan Mcfaul	65,000	65,000	0	0%
Jonathan Swerdlin	5,000	5,000	0	0%
Jonathon Goldrath	30,000	30,000	0	0%
Joshua Reed Rosenthal Revocable Trust dtd 8/20/2025	2,500	2,500	0	0%
Josquin Bono	10,000	10,000	0	0%
Juan Carlos Stolberg	1,000	1,000	0	0%
Julian Philip Spencer Johnson	500	500	0	0%
Julien Marechal	5,000	5,000	0	0%
Ka Zhang	30,000	30,000	0	0%
Kaesha Marie Freyaldenhoven	800	800	0	0%
Kagen Atkinson	2,500	2,500	0	0%
Kala Superfund	5,000	5,000	0	0%
KDAA Pty Ltd	1,716	1,716	0	0%
Keiran Simunovic	800	800	0	0%
Kelly Perdew	10,000	10,000	0	0%
Kenneth Hsia	66,800	66,800	0	0%
Kenneth Hsia	170,000	170,000	0	0%
Kevin Chen	800	800	0	0%
Kevin Li	1,000	1,000	0	0%
Kevin McCordic	25,000	25,000	0	0%
Kevin Wimer	500	500	0	0%
Komal Desai	1,250	1,250	0	0%
Kopa International Corp	35,000	35,000	0	0%
KRA OVERSEAS LTD	100,000	100,000	0	0%
Kristin Dahler	800	800	0	0%
Kurt Fruchtman	25,000	25,000	0	0%
La Paz Holdings, LLC	5,000	5,000	0	0%
Lanrewaju Danmola	500	500	0	0%
Lauren Baik	60,000	60,000	0	0%
Layth Kal	2,000	2,000	0	0%
Len Kendall	500	500	0	0%
Lev Udodov	1,000	1,000	0	0%
Lewis Weinstein(3)	1,000	1,000	0	0%
Liew Ashton	500	500	0	0%
Lin Mei Li	10,000	10,000	0	0%
Linus Kaiguan Chung	1,000	1,000	0	0%
Liviu Alexandru Nica	800	800	0	0%
LL SERIES LLC DE TRUST	75,000	75,000	0	0%
Longland Street PTY LTD ATF Longland Street Trust	68,648	68,648	0	0%
Longland Street Pty Ltd ATF Longland Street Trust	12,000	12,000	0	0%
Louis Hospital	7,600	7,600	0	0%
LPSG Partners Series LLC DE Trust	171,620	171,620	0	0%
Luca Schnetzler	10,000	10,000	0	0%
Lucca Spaapen	1,000	1,000	0	0%
Lukas Snycerski	1,250	1,250	0	0%
Luke Wagman	66,800	66,800	0	0%
Maita Nolledo	4,000	4,000	0	0%
MANTOU HOLDINGS PTE. LTD.	35,000	35,000	0	0%
Maria Joy Fields & James Michael Fields JT TEN(1)	10,000	10,000	0	0%

Name	Beneficial Ownership Before Offering	Number of Shares Being Offered	Beneficial Ownership After the Offering	Percentage Ownership After the Offering
Mark Alexander Borsten	37,500	37,500	0	0%
Mark Erickson	15,000	15,000	0	0%
Mark Hickey	500	500	0	0%
Mark Roth	500	500	0	0%
Marlon Flohr	5,000	5,000	0	0%
Matthew Slater	15,000	15,000	0	0%
Mauricio Abreu	1,500	1,500	0	0%
Max Nan Fu	2,000	2,000	0	0%
Maximilian Lawrence	2,500	2,500	0	0%
McNab POD PTY LTD	6,864	6,864	0	0%
McNab Super PTY LTD ATF McNab Family Superannuation Fund	17,162	17,162	0	0%
Mei Wu	800	800	0	0%
Mercer Street Ventures	2,500	2,500	0	0%
Mewn Media	1,000	1,000	0	0%
Michael Chen	1,000	1,000	0	0%
Michael Qu	5,000	5,000	0	0%
Michael Weis	1,000	1,000	0	0%
Mike Legge	1,000	1,000	0	0%
Mikhil Pandey	3,000	3,000	0	0%
Mingjia Yang	800	800	0	0%
Mirror World	50,000	50,000	0	0%
Mitchel Schneider	400	400	0	0%
Mohammad Abdalrhaman	5,000	5,000	0	0%
Mohit Singh Sorout	5,000	5,000	0	0%
Moon Landing Trust	3,000	3,000	0	0%
Moonwalker Fund II LP	10,000	10,000	0	0%
Morgan Schwanke	3,000	3,000	0	0%
Mythos Orange1 Co. Ltd.	28,992	28,992	0	0%
Naman Kapasi	1,000	1,000	0	0%
Natalie Chen	200	200	0	0%
Navab Investment Partners LLC	100,000	100,000	0	0%
Neil Gerber	1,000	1,000	0	0%
NFY Ventures LLC	7,500	7,500	0	0%
Ng Joe Hoong	5,000	5,000	0	0%
Nicholas Alexander Aldrich	200	200	0	0%
Nicolas Carter	10,000	10,000	0	0%
Nilseh Global Ltd	2,000	2,000	0	0%
Ninad Naik	2,500	2,500	0	0%
Nir Moshe Rozin	1,000	1,000	0	0%
Nishank Gite	500	500	0	0%
Noah Zenker	1,000	1,000	0	0%
Nolan Timon	27,500	27,500	0	0%
Number Group L.L.C.	1,000	1,000	0	0%
OGTM Holdings LLC	125,000	125,000	0	0%
Omar Abadi	800	800	0	0%
Opcode LLC	2,500	2,500	0	0%
OSAZ Ltd.	20,000	20,000	0	0%
Ovidiu Rauca	800	800	0	0%
Pantera Blockchain Fund LP	175,994	175,994	0	0%
Pantera Liquid Token Fund LP	351,988	351,988	0	0%
Paperclip Partners Ltd.	500,000	500,000	0	0%

Name	Beneficial Ownership Before Offering	Number of Shares Being Offered	Beneficial Ownership After the Offering	Percentage Ownership After the Offering
Paris Etemadi Scott	800	800	0	0%
Paul Kreternov	500	500	0	0%
Pavanveer Heer	500	500	0	0%
Peijin Liu	1,000	1,000	0	0%
Peter Hughes	2,000	2,000	0	0%
PETROCK CAPITAL LTD	30,000	30,000	0	0%
Pochao Yang	800	800	0	0%
Prospect Investments - MWAE LLC	25,000	25,000	0	0%
Qing Ma	500	500	0	0%
Qiong Chen(3)	25,000	25,000	0	0%
Ralph van Hilst	2,000	2,000	0	0%
Raul Andrei Huplea	500	500	0	0%
Riley Martin-Grieveson	1,000	1,000	0	0%
Rise Ventures Growth Master, Ltd.(1)	400,000	400,000	0	0%
RJC HOLDINGS LLC	3,000	3,000	0	0%
Rob Paone	10,000	10,000	0	0%
Robert Conibear	500	500	0	0%
Rohan Pandit	2,000	2,000	0	0%
Roland Roventa(2)	50,000	50,000	0	0%
Ronald Chan	1,500	1,500	0	0%
Roshun Patel	5,000	5,000	0	0%
Roy Learner	5,000	5,000	0	0%
Ryan Zurrer	14,500	14,500	0	0%
Ryon Nixon	4,500	4,500	0	0%
Sabau Razvan Gheorghe	800	800	0	0%
Sam Mathews	1,000	1,000	0	0%
Sammy Dorf	1,000	1,000	0	0%
San Lee	1,000	1,000	0	0%
Sarah Shand	2,000	2,000	0	0%
Satya Management LLC(1)	750,000	750,000	0	0%
Satya Robo Holdings LLC(1)	195,031	195,031	0	0%
Scott Army	20,000	20,000	0	0%
Scott Walter	25,000	10,000	15,000	0%*
Scott Walter(2)	15,000	15,000	0	0%
Sebastian Stupurac	1,000	1,000	0	0%
Sébastien Berges	20,000	20,000	0	0%
SHAHRIYAR NEMAN GST EXEMPT TRUST E/U G NEMAN LVG TR UA 01/01/2019	100,000	100,000	0	0%
Shai Mohaban	5,000	5,000	0	0%
Shayaan Nackvi(2)	50,000	50,000	0	0%
Shervin Sameni Fallah	800	800	0	0%
Shiny Pony LLC	2,500	2,500	0	0%
Shradha Kumar	10,000	10,000	0	0%
Shreyas Chari	1,000	1,000	0	0%
Spencer Hughes	4,000	4,000	0	0%
SSN Investments LLC	35,000	35,000	0	0%
Stas Oskin	1,000	1,000	0	0%
Stateless Liquid Fund LP	34,324	34,324	0	0%
Stephen Marshall	500	500	0	0%
Steve Seungsu Han	10,000	10,000	0	0%
Steven Tromberg	750	750	0	0%
Steven Y Cho	25,000	25,000	0	0%
Sung Min Reserve	25,000	25,000	0	0%
T Alexander Chen	500	500	0	0%
Tan Hong Liang Gabriel	10,000	10,000	0	0%
Tang Capital Group Trust	500	500	0	0%
Tbt Living Trust Ua 06/29/2021	400	400	0	0%
The Dream Simulation	200,000	200,000	0	0%
Think Twice Capital Inc	5,000	5,000	0	0%
Third Life Ventures Inc	316,856	316,856	0	0%

Name	Beneficial Ownership Before Offering	Number of Shares Being Offered	Beneficial Ownership After the Offering	Percentage Ownership After the Offering
Tiffany Huang	1,000	1,000	0	0%
Timothy Tsai	45,500	33,000	12,500	0%*
Timothy Tsai	12,500	12,500	0	0%
Timothy Wilson	800	800	0	0%
TN Lee	5,000	5,000	0	0%
Tong Pow	1,000	1,000	0	0%
Tory Paez	500	500	0	0%
Tristan Thompson Tr Ua 11/14/2018 Tristan Thompson Trust	4,000	4,000	0	0%
Tze Donn Ng	5,000	5,000	0	0%
Udai Singh	9,000	9,000	0	0%
Velimir Gagich	1,000	1,000	0	0%
Vikas Desai	1,250	1,250	0	0%
Vincent Weisser	2,000	2,000	0	0%
Vinson Zhang	7,500	7,500	0	0%
Virtuals Systems Global Limited	79,214	79,214	0	0%
Vivian Cheng	5,000	5,000	0	0%
Wallace Cheng	500	500	0	0%
Westwood Trust Ua 09/12/2006	10,000	10,000	0	0%
William Clemente	25,000	25,000	0	0%
William Luedtke	2,000	2,000	0	0%
William Nhan Tri Ton-That	650	650	0	0%
WONDERSTRUCK PTE. LTD.	30,000	30,000	0	0%
Ya Se Wang	2,000	2,000	0	0%
Yakov Volodarsky	1,500	1,500	0	0%
Ya-Ling Hsu	2,500	2,500	0	0%
Yan Liberman	12,500	12,500	0	0%
Yang Gao	1,000	1,000	0	0%
Yarus Ventures, LLC	10,000	10,000	0	0%
Yassine Elmandjra	5,000	5,000	0	0%
Yevgeniy Veltman	1,000	1,000	0	0%
Yi Zhang	2,500	2,500	0	0%
Yonatan Bar Shaul	500	500	0	0%
Yonatan Ben Shimon	5,000	5,000	0	0%
Yoonsup Choi	1,000	1,000	0	0%
Yu Kan Adrian Lai	33,400	33,400	0	0%
Yu Kan Adrian Lai	150,000	150,000	0	0%
Yulong Liu	10,000	10,000	0	0%
Yung Ching Peng	1,000	1,000	0	0%
Zachary Iser	1,000	1,000	0	0%
Zen Spirit Limited	97,500	97,500	0	0%
Zeshen Liu	300	300	0	0%
Zeshen Liu	800	500	300	0%*
Zhisong Kenneth Zhang	800	800	0	0%
Zhong Fang	800	800	0	0%

(1) This Selling Stockholder is an officer or director of the Fund (or an entity controlled by an officer or director of the Fund).

(2) This Selling Stockholder is the Adviser, or an employee of the Adviser.

(3) This Selling Stockholder is a member of the immediate family of an officer or director of the Fund.

Shares of our common stock sold by the Selling Stockholders will generally be freely tradable. Sales of substantial amounts of our common stock, including by the Selling Stockholder, or the availability of such common stock for sale, whether or not sold, could adversely affect the prevailing market prices for our common stock.

PLAN OF DISTRIBUTION

The Selling Stockholders may, from time to time, sell any or all of their securities covered hereby on the Exchange or any other trading market, stock exchange or other trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling securities:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	distribution to employees, members, limited partners or stockholders of the Selling Stockholder;

●	in transactions through broker-dealers that agree with a Selling Stockholder to sell a specified number of such securities at a stipulated price per security;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholder (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. We are requesting that the Selling Stockholders inform us that they do not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities. We will pay certain fees and expenses incurred by us incident to the registration of the securities.

To the extent a Selling Stockholder may be deemed to be an “underwriter” within the meaning of the Securities Act, it will be subject to the Prospectus delivery requirements of the Securities Act, including Rule 172 thereunder. In addition, any securities covered by this Prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this Prospectus. We are requesting that Selling Stockholders confirm that there is no underwriter or coordinating broker acting in connection with their proposed sale of the resale securities.

We intend to keep this Prospectus effective until all of the securities have been sold pursuant to this Prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the Fund’s common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of our common stock by the Selling Stockholders or any other person. We will make copies of this Prospectus available to the Selling Stockholders and are informing the Selling Stockholders of the need to deliver a copy of this Prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

USE OF PROCEEDS

We will not receive any proceeds from the sales of shares of our common stock by the Selling Stockholders.

THE FUND

The Fund is a non-diversified closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on May 23, 2025. The Fund’s principal address is 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901, and its telephone number is 787-722-6881. Investment advisory services are provided to the Fund by the Adviser pursuant to the Advisory Agreement. The individuals who serve on the Board are responsible for monitoring and overseeing the Fund’s investment program. See “Management of the Fund.”

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation primarily through an actively-managed portfolio that provides investors with combined exposure to private, venture capital, and public equity investments. The Fund seeks to meet its investment objective by investing primarily in equity and equity-linked securities of private and public companies operating in the fields of robotics and embodied AI.

Venture capital is characterized by equity investments in early-stage startup companies with high growth potential, often in the technology sector. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the companies can be sold privately or taken public.

Traditionally, venture capital investments have come largely from accredited “angel” investors or from venture capital firms where accredited investors and institutions pool capital into a professionally managed fund that diversifies invested capital across a portfolio of companies. Most often, these venture capital funds are privately offered and limited to institutions and high-net-worth individuals.

The Fund is intended to offer Eligible Investors an opportunity to gain exposure to a range of global venture capital investment opportunities typically only available to institutional investors and high-net-worth individuals.

There can be no assurance that the Fund will achieve its investment objective or that any capital appreciation will be realized.

Investment Strategy

The Fund seeks to construct a high-conviction, thematically aligned portfolio of 20-30 positions. Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity and equity-linked securities of robotics and embodied AI technology companies principally based in the United States.

The Adviser defines a “robotics and embodied AI” company as any company that falls into one of the following categories:

(i)	Integrated Solution Companies. Companies that design, create, integrate, or deliver robotics, autonomous technology, and/or AI in the form of products, software, hardware or systems;

(ii)	Key Component Companies. Companies that develop the building block components for robotics, autonomous technology, or AI, such as advanced machinery, semiconductors, software, and databases used for machine learning;

(iii)	Cognitive System Companies. Companies that develop computer systems that are able to perform tasks that normally require human intelligence, such as visual perception, mechanical action, speech recognition, decision-making, and translation between languages;

(iv)	Critical Infrastructure Companies. Companies that provide material economic exposure to robotics and embodied AI through the supply of critical components, materials, compute, energy, or manufacturing inputs used in robotic systems, including, but not limited to, rare earth minerals for electric motors and actuators, precision actuators and drive systems, interference-grade GPUs and edge compute hardware, robotic vision sensors, perception modules, and other motion, sensing, or control-critical inputs, where demand for such products is materially driven by the development, scaling, or deployment of robotic systems. For companies in this category, robotics or embodied artificial intelligence adoption must be a meaningful driver of the investment’s expected growth, valuation, and risk profile, rather than an incidental or non-core end market. In addition to the quantitative criteria described below, robotics or embodied AI adoption is a "meaningful driver" where the Adviser projects, at the time of investment, that more than 50% of the company's future revenue growth will come from sales of the inputs described above into robotic systems. The Adviser bases that projection on the company's revenues, backlog, purchase commitments and pipeline from robotics customers; its research and development spending, capital expenditures and use of proceeds directed to robotics products; and the sensitivity of its projected performance and valuation to the pace of robotics adoption.

(v)	Frontier Systems Companies. Companies that create systems capable of general-purpose learning, reasoning, or motor control across environments (e.g., visual-language-action (VLA) models, embodied agents, or neural task planners).

In addition to operating in one of the categories above, a robotics and embodied AI company must satisfy at least one of the following quantitative criteria:

●	The company derives at least 50% of its revenues/profits from activities in one or more of the robotics and embodied AI categories noted above or the company devotes at least 50% of its assets to the activities in one or more of the robotics and embodied AI categories noted above; or

●	If a company does not yet have revenue (i.e., is “pre-revenue”) or under circumstances where a revenue generating company is engaging in a strategic pivot, the company devotes at least 50% of its current research and development budget or capital expenditures to the activities in one or more of the robotics and embodied AI categories noted above.

The Fund generally will seek to limit its investments in each portfolio company to no more than 20% of its assets, measured at the time of purchase. While the Fund targets an initial investment of no more than 20% of its assets in each portfolio company in which it invests, the value of the Fund’s investments will fluctuate so that any one investment may represent more or less than 20% of the Fund ’s assets at any given point in time.

The Fund will invest, under normal circumstances, primarily in equity securities of early stage and growth companies that are relevant to the Fund’s investment theme of robotics and embodied artificial intelligence. The Fund intends to primarily make direct investments in portfolio companies and investments through SPVs in order to gain access to particular portfolio companies. The Fund may also invest in public equities. The Fund may acquire interests in these private investments both directly from the issuer, including through co-investing with unaffiliated venture capital funds and other investors, or from third party holders of these interests in secondary transactions. The Fund may also participate in co-investment syndicates or secondary opportunities sourced through its network of institutional investors, founders, and SPV organizers.

The SPVs in which the Fund expects to invest will be private investment vehicles managed by unaffiliated managers that are designed to provide the Fund and other eligible investors access to concentrated economic exposure of a specific private company through a private offering of securities exempt from registration under the Securities Act pursuant to Regulation D. Other eligible investors in the SPVs may include high net worth individuals, family offices, and entities that satisfy “accredited investor” or “qualified purchaser” requirements, depending on the structure of the SPV. Generally, other investors in the SPV will not be affiliated with the Fund or Adviser, however, the Fund may co-invest in SPVs with affiliates in accordance with the 1940 Act, the rules thereunder, and any related guidance or exemptive relief obtained by the Fund. An SPV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV may have with a private company or its founders and/or key employees. Individual SPVs that the Fund expects to invest in may have different terms and structures, which may present unique risks and different economic experience than if the Fund were to hold interests in the underlying private companies directly. The types of SPVs in which the Fund expects to invest may charge upfront sales charges as well as management fees and/or carried interest-type fees that will impact the value of the Fund’s investment and the Fund’s investment return. All investors in an SPV typically will have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered between an investor (including the Fund) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors. It is expected that the SPVs in which the Fund invests will not provide the Fund with voting rights with respect to the SPVs or underlying private companies. The Fund does not intend to invest in SPVs where it would contribute substantially all of the capital raised by the SPV or have any rights that would result in the Fund controlling the SPV.As a result, SPVs managed by third parties in which the Fund may invest will typically not be "subsidiaries" of the Fund.

Under limited circumstances, when requested by an underlying portfolio company, the Fund may create a subsidiary SPV for the limited purpose of making a particular investment in that portfolio company. These subsidiary SPVs will be controlled by the Fund and be consolidated for accounting purposes. These subsidiary SPVs exist for the limited purpose of holding an investment in a single issuer, and do not have a separate investment strategy from the Fund, are subject to the investment advisory agreement between the Fund and the Adviser, and are otherwise subject to the 1940 Act to the same extent as the Fund. The Fund and its stockholders will bear the respective organizational and operating fees, costs, expenses and liabilities of subsidiary SPVs created by the Fund. References herein to the Fund's investments also refer to any subsidiary SPV investments.

The Fund may also invest in SAFEs as a principal investment strategy. A SAFE provides the Fund with certain rights for future equity in a portfolio company, similar to a warrant, except without determining a specific price per share at the time of the initial investment. The Fund’s ability to receive equity under a SAFE is contingent upon the occurrence of triggering events, such as a priced financing round or a liquidation event.

Where appropriate, the Fund may also acquire securities in growth-stage companies via PIPE transactions, including those structured through SPACs. The Fund primarily invests in technology companies, and has a fundamental policy to invest at least 25% of its total assets in securities of issuers operating in the technology group of industries. The Fund may opportunistically invest in Private Funds; the Fund does not consider single-issuer SPVs formed for the express purpose of obtaining exposure to a specific private company to be “Private Funds,” even if such SPVs rely on Section 3(c)(1) or 3(c)(7). The Fund does not expect investments in Private Funds to be a principal part of its strategy (i.e., over 5% of the Fund’s assets).

The Fund expects that most of its investments will be made in U.S. domestic portfolio companies (i.e., companies organized in the United States), but it is not prohibited from investing in portfolio companies organized in foreign jurisdictions, including those organized in emerging market countries. The Fund defines emerging market countries to mean countries included in the MSCI Emerging Markets Index.

In seeking to achieve its investment objective, the Fund may invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Exchange Act. These investments may involve significant due diligence, longer time horizons for value realization, and limited liquidity. The Fund may invest in such securities without limitation

For liquidity management or in connection with implementation of changes in asset allocation or when identifying private investments for the Fund during periods of large cash inflows (such as upon the Fund’s launch) or otherwise for temporary defensive purposes, the Fund may hold a substantial portion of its assets in cash or cash equivalents, liquid fixed-income securities and other credit instruments, publicly-traded equity securities, mutual funds, money market funds, exchange-traded funds (“ETFs”) and exchange-traded products (“ETPs”). To the extent that the Fund invests defensively, it will likely will not achieve its investment objective.

Investment Process

The Fund’s investment process is designed to identify, evaluate, acquire, monitor and ultimately exit positions in innovative robotics and embodied AI companies in a manner that balances attractive return potential with prudent risk management and the liquidity considerations attendant to a closed-end fund structure.

Deal Origination and Pipeline Management. The Adviser employs an integrated sourcing program that combines:

(i)	direct relationships with founders, employees, venture-capital sponsors, corporate strategic investors and university research accelerators active in embodied AI, robotics, industrial automation, autonomous mobility and related software;

(ii)	targeted outreach to secondary intermediaries and tender-offer platforms for liquidity-driven deal flow; and

(iii)	participation in late-stage private placements, public PIPE transactions and reverse-merger bridge financings.

All prospective transactions are entered into a proprietary deal-tracking database and initially screened by the investment team each week to confirm alignment with the Fund’s investment mandate and diversification parameters before resources are devoted to diligence.

Initial Screening. The first level of review is intended to confirm that each opportunity: (a) is squarely within the Fund’s thematic focus on robotics and enabling technologies; (b) is at a developmental stage ranging from mid-to-late stage product pilots through pre-public listing and is expected to have at least 18 months of liquidity on its balance sheet following the contemplated capital raise; (c) does not present material governance, regulatory or ethical impediments. Opportunities that satisfy the foregoing criteria proceed to comprehensive diligence; those that do not are declined with the rationale recorded in the database.

In selecting portfolio companies that are within the Fund’s thematic focus, the Adviser seeks to identify, using its own internal research and analysis, companies capitalizing on disruptive innovation across the robotics and embodied AI value chain. These may include, but are not limited to, companies engaged in visual-language-action (VLA) model development; autonomous mobility and task planning; energy systems and battery innovation; edge computing and semiconductors; motion control and actuation systems; tele-operation and fleet orchestration; industrial automation; sensing and perception hardware; and scalable robotic manufacturing platforms. The Adviser’s internal research and analysis leverages insights from diverse sources to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industry sub-categories.

Comprehensive Due Diligence. For each transaction that passes initial screening, the Adviser conducts a multi-disciplinary diligence program covering: (i) technical validation with internal and external robotics experts, focusing on defensibility, system maturity, and roadmap clarity; (ii) commercial analysis of addressable market size, unit economics, customer adoption and competitive positioning; (iii) financial modelling incorporating multiple funding and exit scenarios and sensitivity to macro-economic variables; (iv) legal, regulatory and compliance review, including but not limited to export-control, anti-boycott, CFIUS and sanctions considerations; and (v) valuation analysis using a combination of recent third-party transaction pricing, comparable-company multiples, option-pricing techniques and discounted-cash-flow methodologies, as appropriate.

Portfolio Construction and Risk Limits. The Adviser seeks to maintain a concentrated yet diversified portfolio with securities of 20-30 issuers. The Fund generally will seek to limit its investments in each portfolio company to no more than 20% of its assets, measured at the time of purchase. While the Fund targets an initial investment of no more than 20% of its assets in each portfolio company in which it invests, the value of the Fund’s investments will fluctuate so that any one investment may represent more or less than 20% of the Fund’s assets at any given point in time. The Fund will generally have non-controlling positions in portfolio companies. Cash and cash equivalents will generally range between zero and 20 percent of total assets, sufficient to opportunistically deploy capital into compelling transactions (with the exception of fund launch in which there will be a larger cash position as a portion of total assets). The Fund reserves the right to allocate a larger percentage of funds to cash and cash equivalents when the management team believes the market to be over-extended, or at near-term risk of downside volatility. Follow-on investment decisions are permitted only if the applicable concentration limits will continue to be observed.

Transaction Execution. Primary investments are typically structured as series-preferred equity issued pursuant to National Venture Capital Association form documentation, tailored to include information rights, pro rata pre-emption rights, board-observer privileges and protective provisions customary for institutional investors. Secondary transactions are effected through purchase-and-sale agreements that incorporate issuer consent and any applicable rights-of-first-refusal or co-sale mechanics. All closings are subject to completion of know-your-customer and anti-money-laundering procedures, tax and beneficial-ownership certifications and wire instruction verifications. Securities are held in custody with a qualified custodian or prime broker, and private certificates (or electronic share entitlements) are registered in the name of the Fund or its nominee to ensure legal title.

Ongoing Monitoring and Active Ownership. The Adviser monitors each portfolio company continuously through board or observer participation, periodic management meetings and receipt of monthly or quarterly reporting packages that include financial statements, backlog metrics, safety statistics and research-and-development milestones. Material adverse changes trigger either an immediate impairment test or a full re-underwriting of the position. The Adviser provides strategic support to portfolio companies in areas such as talent acquisition, supply-chain optimization, customer introductions, financial management, and exit readiness.

Liquidity Management and Exit Strategy. The Adviser anticipates that most portfolio companies will reach a liquidity event within seven to ten years of the Fund’s initial investment. Realizations may occur via strategic sale to an industrial or technology acquirer, traditional initial public offering, direct listing, de-SPAC transaction or negotiated secondary block sale. Distributions of realized proceeds may be re-deployed into new opportunities in accordance with the investment guidelines described above.

CURRENT  PORTFOLIO

As of July 31, 2026, the Fund has exposure to 16 portfolio companies. The table below provides additional information regarding each portfolio company. The Fund intends to deploy existing cash and future proceeds into additional investments that meet its investment objective and strategy. Percentages of Net Assets are calculated based on the Fund’s Net Assets Applicable to Common Shares of $274,758,031.45 as of July 31, 2026.

The Fund intends to calculate and publish its net asset value on its website on a monthly basis, within 30 days of month end. Additionally, all portfolio investments, including the underlying portfolio investments in the case of SPVs, including the number and type or class of shares held with respect to such underlying portfolio investments, as well as the aggregate percentage of the Fund represented by each underlying portfolio investment, are published on its website within 60 days of the quarter end.

Portfolio Company	Nature of	Security Type	Shares	Fair Value $	Investment Year	% of Net Assets
	Business
Standard Bots (a)(b)(c)	Industrial Automation	Direct ownership of Series C Preferred Stock	2,910,652	$86,999,970	2026	31.7%
Dyna, Inc. (a)(b)(c)	General Purpose Robotics	Direct ownership of Series A Preferred Stock	1,491,163	$41,279,462	2025	15.0%
Figure AI, Inc. (a)(b)(c)(d)(e)(f)	Humanoid Robotics	LP Interest in NV FigureAI Series B QP Partners LLC has economic exposure to Figure AI, Inc. Series B Preferred Stock	237,442	$38,194,079	2025	13.9%
Investment to be Announced *(a)(b)(c)	General Purpose Robotics	Direct ownership of Series Seed 1 Preferred Stock	1,804,429	$25,000,003	2026	9.1%
Apptronik, Inc. (a)(b)(c)(d)(f)	Humanoid Robotics	LP Interest in AP 1125 Fund V, a series of Capital Factory, LP invested in Apptronik, Inc. Series A-1, A-2 and Seed 1 Preferred Stock	579,213	$20,564,974	2025	7.5%
Apptronik, Inc. (a)(b)(c)(f)	Humanoid Robotics	Direct ownership of Series Seed Preferred Stock	513,046	$18,828,656	2025	6.9%
Dexmate, Inc. (a)(b)(c)	General Purpose Robotics	Direct ownership of Series Seed Preferred Stock	1,740,280	$13,993,891	2026	5.1%
Dexmate, Inc. (a)(b)(c)	General Purpose Robotics	Direct ownership of Series Seed Plus Stock	1,224,178	$11,440,311	2026	4.2%
Path Robotics, Inc. (a)(b)(c)	Industrial Automation	Direct ownership of Series D-2 Preferred Stock	773,660	$5,999,996	2025	2.2%
Prometheus Industries, Inc. (a)(b)(c)(d)	General Purpose Robotics	Direct ownership in RoboStrategy Prometheus LLC which has direct economic exposure to Prometheus Industries, Inc. Series B Preferred Stock	82,414	$3,500,000	2026	1.3%
Eccentric Machines, Inc. (a)(b)(c)	Robotics Infrastructure	Direct ownership of Series Seed Preferred Stock	2,076,915	$3,000,000	2026	1.1%
REK, Inc. (a)(b)(c)	Humanoid Robotics	Direct ownership of Series Seed Preferred Stock	1,875,891	$2,500,000	2025	0.9%
GMI Computing Ltd. (a)(b)(c)	Cloud Infrastructure	Direct ownership of Series B-2 Preferred Stock	780,889	$2,206,000	2025	0.8%
Cyan Robotics, Inc. (a)(b)(c)(d)(e)	Logistics	RoboStrategy DDGR LLC invested in Cyan Robotics, Inc. SAFE	1	$1,500,000	2026	0.5%
Nox Metals, Inc. (a)(b)(c)(e)	Advanced Manufacturing	Direct ownership SAFE instrument convertible equity at next equity financing	1	$750,000	2026	0.3%
Endiatx, Inc. (a)(b)(c)	Medical Robotics	Direct ownership of Series A Preferred Stock	285,322	$499,998	2025	0.2%
Allonic, Inc. (a)(b)(c)	Robotics Infrastructure	Direct ownership of Pre-seed Preferred Stock	154,798	$291,500	2026	0.1%
Purple Rhombus LLC (a)(b)(c)(d)(e)	Defense Robotics	LP Interest in PU-1003 Fund I, a series of MV Funds, LP invested in Purple Rhombus LLC SAFE Note	1	$250,000	2025	0.1%

*	The Fund is subject to confidentiality obligations with respect to this investment and has therefore omitted the portfolio company's name. The Fund intends to disclose the name following the company's public announcement of its financing round.

(a)	Non-income producing security.
(b)	Level 3 securities fair valued using significant unobservable inputs.
(c)	Restricted investments as to resale.
(d)	The Fund has a direct investment in an SPV which has a direct or indirect investment in an underlying portfolio company. The number of units presented, if applicable, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure.
(e)	Simple Agreement for Future Equity ("SAFE"). Upon a qualified equity financing, the SAFE will convert into preferred shares of the issuer in accordance with its terms.
(f)	These securities were contributed in-kind to the Fund by entities controlled by Marc Weinstein and Andrew Kang prior to the registration of the Fund under the 1940 Act. The securities contributed consisted of (i) shares Series Seed 1 Preferred Stock of Apptronik Inc. and limited partnership interests in a special purpose vehicle invested in Series A-1, A-2 and Seed 1 Preferred Stock of Apptronik Inc, with all Apptronik investments together preliminarily valued at $37,250,000, and (ii) limited partnership interests in a special purpose vehicle invested in Series B Preferred Stock of Figure AI, preliminary valued at $37,250,000. The securities were exchanged for a total of 7,449,998 shares of the Fund. These securities were acquired by the Fund at the fair market value on the date of acquisition based on valuation determined by an independent third-party valuation firm. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there may be uncertainty regarding the price of the securities acquired by the Fund prior to the Fund registering under the 1940 Act, and there can be no assurance that the determination of the fair value of the contributed securities would approximate the price at which the Fund could sell the securities at the time of the fair valuation. For additional information regarding fair valuation, see “Calculation of Net Asset Value” and “Types of Investments and Related Risk Factors - Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.”

Standard Bots Company develops AI-native industrial robots that are designed and assembled in the United States. Its six-axis robotic arms -- the Spark, RO1, and Thor -- are paired with a proprietary operating system that enables no-code, demonstration-based programming, allowing manufacturers to deploy and retrain automation without specialized engineers. The company is vertically integrated, building its hardware, software, and models in-house and operating its own production footprint in Glen Cove, New York; its platform runs proprietary models or integrates state-of-the-art external ones. Its customers include NASA, Lockheed Martin, and Verizon, with production-grade deployments at Fortune 500 manufacturers. Standard Bots was founded by CEO Evan Beard (Duke University; Y Combinator alumnus and Forbes 30 Under 30, who previously co-founded Etacts, acquired by Salesforce) and David Golden (co-founder of Bowery Farming and LeapPay). The company is backed by General Catalyst, Amazon Industrial Innovation Fund, and Samsung Next, and in 2026 raised a $200 million Series C at a $1 billion valuation led by RoboStrategy.

Dyna, Inc. is an embodied AI company building DYNA-1, a high-throughput bimanual mobile manipulation platform designed to handle hundreds of real-world tasks (folding, sorting, packing, prep) with near-human speed and precision. In under nine months, Dyna has assembled a 30-person team from DeepMind, Meta, Amazon Robotics, Cruise, and others, deployed live systems, and demonstrated superior performance, uptime, and generalization versus traditional industrial robots and early humanoid platforms. Rather than chasing speculative AGI or costly bipedal systems, Dyna targets the $6T+, massively repetitive labor market with a single autonomous system optimized for reliability, task diversity, and unit economics. Founded by serial entrepreneur Lindon Gao (Caper AI; $350M exit to Instacart), with research leadership from Jason Ma (Eureka, DrEureka; Apple Scholar; OpenAI Superalignment grantee) and co-founder York Yang (former Caper CTO, Instacart principal engineer), Dyna’s advantage stems from world-class robot learning expertise, a disciplined, margin-aware design philosophy, and a fast data flywheel that compounds capabilities across deployments via over-the-air updates. Backed by strategic investors including Nvidia, Amazon, Samsung, and Salesforce, Dyna is emerging as a category-defining universal manipulation layer for embodied AI-one of the few robotics companies globally with real, revenue-generating deployments at an early-stage entry point.

Figure AI, Inc. was founded in 2022 by Brett Adcock, the founder of Archer Aviation (NYSE:ACHR) which had a $2.7 billion IPO and Vettery which was acquired by Adecco in 2018. Figure AI is pioneering the development of AI-powered humanoid robots to address global labor shortages and redefine automation. The company has transitioned from R&D to commercialization in under three years, setting an industry benchmark. The company has already secured major commercial partnerships with BMW and Brookfield. Figure has scaled its engineering, AI, and design team to over 200 people and recently expanded to a new facility in San Jose that has capacity to manufacture over 12,000 robots per year. The company has produced pioneering work in the development of Helix, its proprietary generalized Vision-Language-Action (VLA) model that unifies perception, language understanding, and learned control to overcome multiple longstanding challenges in robotics. Figure’s goal is to become the largest manufacturer of humanoids worldwide. The company boasts investors like Microsoft, OpenAI, Nvidia, Parkway Capital, and Jeff Bezos.

Apptronik, Inc. is building scalable, versatile humanoid robots capable of addressing labor shortages across various industries and disrupting the largest market on earth: labor. The company was founded in 2016, as a spin out of the Human Centered Robotics Lab at UT Austin. The company is led by Jeff Cardenas, its co-founder and CEO, who has been with the company as CSO and VP of Strategy for the last eight years; as well as Nicholas Paine, the company’s CTO, who holds a PhD in Electrical and Computer Engineering from UT Austin and has over a decade of robotics expertise. Since its inception, the company has developed 15 robotic systems, including the NASA Valkyrie, before unveiling Apollo-an AI-powered humanoid that is a modular, scalable, and highly capable humanoid solution designed to meet the diverse demands of the modern workforce. With advanced linear actuators, AI-driven learning systems, and swappable batteries enabling 24/7 operation, Apollo combines unmatched versatility, energy efficiency and safety. Apptronik’s investors include Facebook founder, Eduardo Saverin’s venture capital fund, B Capital, Google, Capital Factory, Mercedes, and ARK Ventures. The company’s clients include multiple Fortune 500 companies including Mercedes-Benz. In 2025, the company announced it entered a strategic partnership with the Google DeepMind robotics team advancing humanoid robots that can be more helpful to people in dynamic environments.

Dexmate, Inc. is a Silicon Valley-based robotics company building a full-stack platform for physical AI and dexterous manipulation. The company's architecture comprises three integrated layers: its Vega mobile manipulation robot; DexOS, a Python-first deployment and infrastructure layer designed as an alternative to traditional robotics middleware; and proprietary vision-language-action (VLA) models trained through reinforcement learning, GPU-accelerated simulation, and large-scale teleoperation data. Rather than pursuing bipedal locomotion, the company prioritizes dexterous manipulation as the binding constraint for industrial automation, pairing a wheeled mobility base with a dual-arm humanoid upper body engineered for extended-duration operation in logistics and manufacturing environments. The company has iterated through multiple hardware generations of its robot platform and is a member of the NVIDIA Inception program. Founded in 2024 by CEO Tao Chen (PhD, MIT CSAIL; recipient of the CoRL 2021 Best Paper Award; author of more than 30 publications across leading robotics and AI venues including CoRL, RSS, NeurIPS, and Science Robotics), CTO Yuzhe Qin (PhD, UC San Diego; co-creator of the SAPIEN robotics simulation environment; author of more than 30 publications in reinforcement learning and dexterous manipulation), and COO Chongyang Wang (M.Sc., MIT; MBA, INSEAD), Dexmate is supported by a senior engineering team drawn from MIT, CMU, Stanford, UCSD, and KUKA.

Path Robotics, Inc. designs and deploys autonomous robotic welding systems that use artificial intelligence, computer vision, and reinforcement learning to automate complex structural welding in high-mix manufacturing environments. The company was founded in 2018 to address the global shortage of skilled welders and the limitations of traditional robotic welding, which require precise fixturing and extensive manual programming. Path is led by a technically deep founding team with more than eight years of experience building AI-driven welding systems and has developed a fully integrated robotic welding cell powered by its proprietary Obsidian™ AI platform. Path’s systems require no manual programming, tolerate significant part variability, and adapt welding parameters in real time, enabling deployment in industries such as defense, energy, infrastructure, and heavy manufacturing where automation has historically been infeasible. The company operates a Robot-as-a-Service model with zero upfront capital expenditure, offering customers materially higher productivity, lower cost, and faster deployment than incumbent solutions. To date, Path has deployed dozens of production systems across enterprise customers, generating recurring revenue with strong retention, and has accumulated one of the largest proprietary datasets of real-world welding data globally. Path Robotics is backed by leading institutional investors and strategic partners across industrial automation and advanced manufacturing and represents a category-defining approach to vertical AI robotics focused on metal fabrication.

Prometheus Industries, Inc. is an AI startup founded by Jeff Bezos in November 2025, where he serves as co-CEO alongside Vik Bajaj. Based in San Francisco with offices in London and Zurich, the company is building what Bezos calls an "artificial general engineer," providing AI tools to help engineers design and manufacture physical objects faster. Prometheus targets sectors like aerospace, automotive, chip manufacturing, and drug design.

Eccentric Machines, Inc. builds AI-powered actuators and motion-control software for robotics. Its Sentor™ system pairs self-correcting actuators with on-joint sensing and a control layer that coordinates multiple joints in real time. This technology gives the robots a fast, reflex-like "subconscious" because the central AI model doesn't have to micromanage every movement. The overall result is smoother, more precise, and more efficient motion, with new behaviors deployed through software rather than hardware swaps.

REK, Inc. is building a next-generation combat sports entertainment league based on real-time, VR-controlled humanoid robot fights. Its proprietary teleoperation system lets human pilots control humanoid robots through VR headsets, blending motion mirroring with AI-assisted “fight primitives” to produce natural, cinematic strikes and dynamic, VR-driven broadcast angles. Led by serial VR founder Cix Liv (“Six”) alongside ex-Oculus engineer Amanda Watson and product leader Nima Zeighami, REK is positioning itself as the “UFC of robots” with standardized humanoid platforms, a 2025 event roadmap (REK0 in San Francisco, an eight-city U.S. tour, and REK1 as a large-scale arena event), and a multi-layered model spanning ticketed events, sponsorships, media rights, merchandise, and licensing of its teleoperation and AI stack.

GMI Computing Holding (Cayman) Ltd. is a vertically integrated, AI-native cloud platform founded in 2023 that combines high-performance GPU infrastructure with proprietary orchestration and inference software. As an NVIDIA Neo Cloud Partner with H100-, H200-, and GB300-class GPUs deployed across eight data centers in APAC and the U.S., GMI enables enterprises, AI startups, and robotics teams to train and serve models without managing low-level infrastructure. Its Cluster Engine and Inference Engine provide Kubernetes-native scheduling, global autoscaling, and optimized model serving at lower latency and cost than traditional hyperscalers, backed by SOC 2 and GDPR compliance, confidential compute, and an “AI factory” approach that unifies hardware, software, and expert support.

Cyan Robotics, Inc. builds autonomous sidewalk delivery robots designed for dense urban environments. Their fleet integrates lightweight hardware, remote autonomy infrastructure, and delivery platform partnerships to move food and goods at scale. With signed enterprise contracts and real revenue, Coco is focused on becoming the default last-mile robotics layer for major delivery networks across global cities.

Nox Metals, Inc.  is a Detroit-based metals supplier using software and automation to rebuild the industrial supply chain. Its vertically integrated factories cut standard mill stock to the sizes manufacturers need. A software-first approach lets the company move faster and more flexibly than incumbent service centers. Founded in 2025 by CEO Zane Hengsperger, a Forbes 30 Under 30 honoree, Nox Metals is a Y Combinator Summer 2025 company and has raised an $11.5 million Seed round led by Hyperion, with participation from RoboStrategy and others.

Endiatx, Inc. is a microrobotics company developing PillBot™, an investigational, low-cost, disposable, remotely controlled endoscopy pill designed to replace many traditional upper GI procedures with a ten-minute, anesthesia-free, teleoperated exam. Combining self-propulsion, live video, and intuitive remote control, PillBot aims to let physicians navigate the stomach in real time from anywhere, dramatically expanding access to diagnostics, reducing cost and complexity, and establishing a new category at the intersection of robotics, telemedicine, and digital endoscopy.

Allonic, Inc. builds a new manufacturing platform for robotics using 3D tissue braiding to produce soft, load-bearing structures in a single automated process. By replacing complex supply chains with integrated, monolithic designs, they enable faster, cheaper, and more scalable production of compliant, human-compatible robotic systems.

Purple Rhombus LLC builds fixed-wing unmanned aircraft systems engineered for wartime-scale production and affordable mass production. Its family of Group 3 unmanned aircraft systems is designed for long-range intelligence, surveillance, reconnaissance and strike, using proven U.S. sheet-metal manufacturing to rapidly produce rugged, attritable, modular drones that can launch from austere environments. By prioritizing scalability, manufacturability, and real operational use over bespoke showpieces, Purple Rhombus closes the gap between urgent combat needs and slow-moving legacy defense suppliers.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this Prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

Risks Related to Our Business and Our Structure

The Fund is a newly formed entity with limited operating history as a closed-end management investment company.

The Fund is a newly formed entity with limited operating history as a closed-end management investment company. As such, there is a very limited basis upon which a potential investor can evaluate the Fund’s ability to achieve its stated investment objective. Additionally, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of your investment could decline substantially or become worthless.

The past investment performance of any entities with which the principals have been associated may not be indicative of the future results of an investment in the Fund. In other words, considering the prior performance information contained herein and contained in other materials provided, all prospective investors should bear in mind that past performance is not necessarily indicative of future results, and there can be no assurance that the company will achieve comparable results. Actual results could differ materially from those realized in the prior funds.

The Fund may invest in a small number of portfolio companies resulting in a lack of investment diversification.

The Fund will not have any specific limits on the holdings in securities of issuers, or in any one industry or size of issuer, except as described in this registration statement. Additionally, the Fund intends to primarily focus on companies located in the United States. Accordingly, the equity and equity-related securities in which the Fund invests may not be diversified across many sectors and will be concentrated in specific regions or countries, such as the United States. The Fund may also have a significant portion of investments in the securities of a single issuer.

A relatively high concentration of assets could result in a portfolio that may be more vulnerable to fluctuations in value resulting from adverse conditions that may affect the economy, a particular industry, or a segment of issuers than would otherwise be the case if the Fund were required to maintain wide diversification. Consequently, significant declines in the fair value of the Fund’s larger investments will produce a material decline in the Fund’s NAV.

Adverse market conditions may have a material adverse impact on the Fund’s portfolio companies and the Fund’s returns.

The value of, and the income generated by, the securities in which the Fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rate changes, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, exchange trading suspensions and closures, infectious disease outbreaks, or pandemics. Rapid or unexpected changes in market conditions could cause the Fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs, and significantly lower interest rates. These actions may result in significant expansion of public debt and greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Political, social and economic uncertainty risks could have a material adverse effect on the Fund.

Social, political, economic, and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments, and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies, and financial markets are increasingly interconnected, events that once had only local impacts are now more likely to have regional or even global effects. Events that occur in one country, region, or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives, and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less, or different governmental regulation and supervision of the securities markets and market participants and increased, decreased, or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls, and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Recent examples of the above include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel and Iran and Israel in the Middle East. Russia’s invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. Additionally, the ongoing armed conflict between Israel and Hamas and other militant groups in the Middle East and the hostilities between Israel and Iran and related events may cause significant market disruptions and volatility. These events may adversely affect regional and global economies, including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas, and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine, Israel, and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

U.S. and global markets have experienced increased volatility, including as a result of failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and companies in which it invests. For example, if a bank in which the Fund or a portfolio company has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or portfolio company. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility, and/or other services to a portfolio company fails, the portfolio company could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by portfolio companies remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services, or result in the portfolio companies being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and portfolio companies, both from market conditions and potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, due to developments in the banking industry or otherwise (including because of delayed access to cash or credit facilities), could have an adverse impact on the Fund and its portfolio companies.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type, and the Fund will be negatively impacted if the value of its portfolio holdings decreases as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of its investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the Adviser, its affiliates, the issuers in which the Fund invests, or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

A cyber-attack could have a material adverse effect on the Fund.

Like other business enterprises, the use of the internet and other electronic media and technology exposes the Fund and its service providers to potential operational and information security risks from cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, cause reputational damage, and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for trading counterparties and issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. The Adviser has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Adviser’s efforts will succeed either entirely or partially because, among other reasons: the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Adviser cannot control the cyber-security systems of issuers or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cybersecurity breaches may not be detected.

Changes to U.S. tariff and import/export regulations may have a negative effect on the operations of our portfolio companies and, in turn, negatively impact us.

The U.S. government continues to enact and propose the imposition of new tariffs on specific countries and commodities, and may in the future increase or propose additional tariffs. In response, certain foreign trading partners, and others in the future, may impose retaliatory tariffs on certain U.S. goods or take other actions with respect to U.S. trade barriers. Although the Supreme Court recently invalidated the tariffs imposed under the International Emergency Economic Powers Act (“IEEPA”), certain tariff rates and obligations established through trade agreements that were negotiated during active IEEPA tariffs remain in effect, and the current administration has announced widely applicable tariffs pursuant to the Trade Act of 1974, effective February 24, 2026. The administration has indicated that it will continue seeking to implement tariffs through other statutory authorities as well. The scope of the Supreme Court’s decision may create market uncertainty as it relates to the availability of refunds for prior tariffs and the imposition of new tariffs to replace those imposed under IEEPA. The foregoing trade policy landscape has created significant uncertainty about the future relationship between the United States and certain other countries with respect to trade policies, treaties and new and increased tariffs. These developments, or the continued uncertainty relating to U.S. trade policies, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade. The uncertainty relating to U.S. trade policies has increased market volatility. Any of these factors could depress economic activity and restrict the Fund’s portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Fund’s business.

Exchanges of shares in portfolio companies for Shares of the Fund may create investment and economic challenges for the Fund.

When an owner of shares of a portfolio company exchanges their shares for Shares of the Fund, it is possible that such owner, if they are actively involved in the portfolio company, will have more information about that company than the Adviser. In valuing such shares for purposes of the exchange, the Adviser will analyze all information available about the company, including data concerning any secondary trading activity in shares of the company, but there can be no assurance that the Adviser will have access to all information that might have a bearing on the appropriate value of the shares for purposes of the exchange.

There are risks associated with relying on key personnel of the Adviser.

The management and governance of the Fund depends on the services of certain key personnel of the Adviser. The loss of the services of any key personnel could have a material adverse effect on the Adviser and materially adversely affect the Fund’s financial condition and results of operations.

The Fund will rely on the Adviser to manage the Fund’s investments, including sourcing and due diligence. Consequently, the Fund’s ability to achieve its investment objective depends in large part on the Adviser and its ability to identify and advise the Fund on attractive investment opportunities. This means that the Fund’s investments are dependent upon the Adviser business contacts, its ability to successfully hire, train, supervise, manage and retain its personnel and its ability to maintain its operating systems. If the Fund were to lose the services provided by the Adviser or its key personnel or if the Adviser fails to satisfactorily perform its obligations under the Advisory Agreement, the Fund’s investments and growth prospects may decline.

Certain personnel of the Adviser hold shares of the Fund. If personnel of the Adviser hold more than 25% of the voting securities of the Fund, they may be deemed to control the Fund, and affect the outcome of certain matters presented for a shareholder vote. As of July 31, 2026, Andrew Kang beneficially owned approximately 40.71% of the voting securities of the Fund and is considered a control person of the Fund.

The Fund’s financial condition and results of operations depend on its ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to identify, analyze, and invest in portfolio companies that meet its investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Adviser’s structuring of the investment process and its ability to provide competent, attentive, and efficient services to the Fund. There can be no assurance that the Adviser will be successful in investing in portfolio companies that meet the Fund’s investment criteria, or that the Fund will achieve its investment objective. It may be difficult to implement the Fund’s strategy unless the Fund maintains a meaningful amount of assets. The success of the Fund will depend in part upon the skill and expertise of the Adviser. Even if the Fund is able to grow and build upon its investment operations, any failure to manage growth effectively could have a material adverse effect on the Fund’s business, financial condition, results of operations and prospects. The Fund’s results depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if the Fund cannot successfully operate its business or implement the Fund’s investment policies and strategies as described herein, it could negatively impact the ability to make distributions.

The Fund will likely experience fluctuations in its quarterly results, and it may be unable to replicate past investment opportunities or make the types of investments it has made to date in future periods.

The Fund will likely experience fluctuations in its quarterly operating results due to a number of factors, including the rate at which it makes new investments, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in the markets, and general economic and market conditions. These fluctuations may, in certain cases, be exaggerated as a result of the Fund’s focus on realizing capital gains rather than current income from its investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

The Fund operates in a highly competitive market for direct equity investment opportunities. If the Fund is unable to make investments, it may have an adverse effect on its performance.

A large number of entities compete with the Fund to make the types of direct equity investments that the Fund targets as part of its business strategy. The Fund competes for such investments with a large number of private equity and venture capital funds, secondary market funds, other equity and non-equity-based investment funds, investment banks, and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of the Fund’s competitors are substantially larger than the Fund and have considerably greater financial, technical, and marketing resources than the Fund does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. There can be no assurance that the competitive pressures the Fund faces will not have a material adverse effect on its business, financial condition, and results of operations. Also, as a result of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time, and the Fund can offer no assurance that the Adviser will be able to identify and make direct equity investments that are consistent with the Fund’s investment objective. To the extent the Fund is unable to make investments in portfolio companies, an over-allocation of its assets in cash could have an adverse effect on the overall performance of the Fund, as investments in cash and cash equivalents may not earn significant returns.

There are significant potential conflicts of interest which could impact the Fund’s investment returns and limit the flexibility of its investment policies.

Certain members of the Adviser’s team serve or can serve as officers or director of entities that operate in a line of business similar to the Fund’s, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or the Fund’s shareholders.

While the investment focus of each of these entities may be different from the Fund’s investment objective, it is likely that new investment opportunities that meet the Fund’s investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to the Adviser or the Fund. However, the Fund’s executive officers and Adviser intend to treat the Fund in a fair and equitable manner consistent with their applicable duties under law so that the Fund will not be disadvantaged in relation to any other particular client. In addition, while the Adviser anticipates that it will from time to time identify investment opportunities that are appropriate for both the Fund and the other funds or accounts that in the future may be managed by the Adviser or an affiliate of the Adviser, to the extent it does identify such opportunities, the Adviser will establish a written allocation policy to ensure that the Fund is not disadvantaged with respect to the allocation of investment opportunities among the Fund and such other funds and accounts. The Adviser and its affiliates, as applicable, will allocate investment opportunities among its managed funds and accounts, including the Fund, in accordance with its fiduciary duties to all the funds and accounts managed by the Adviser or its affiliates.

Our Chairman and Chief Executive Officer owns a significant percentage of our stock and is able to exert significant control over matters subject to stockholder approval.

As of August 20, 2026, Mr. Kang, our Chief Executive Officer and Chairman, beneficially owns approximately 40.53% of shares of our issued and outstanding common stock. Therefore, Mr. Kang has the ability to determine or significantly influence all matters requiring stockholder approval. For example, Mr. Kang may be able to control or significantly influence the elections of directors, amendments to our organizational documents, or approval of any merger, sale of assets, or other major corporate transaction. This may prevent or discourage unsolicited acquisition proposals or offers for our common stock that may be in your best interest as one of our stockholders.

In the event the value of your investment declines, the Management Fee will still be payable.

The Management Fee is payable regardless of whether the NAV of the Fund or your investment declines. As a result, the Fund will owe the Adviser a Management Fee regardless of whether it incurred significant realized capital losses and unrealized capital depreciation (losses) during the fiscal period for which the Management Fee is paid.

Changes in laws or regulations governing the Fund’s operations may adversely affect its business.

The Fund and its portfolio companies are subject to regulation by laws at the local, state, and federal levels. These laws and regulations, as well as their interpretations, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on the Fund’s business and the value of your investment.

The Adviser has full discretion over the Fund’s portfolio, and the Fund’s shareholders are not involved in investment decisions.

Subject to the implementation of the investment limitations described herein, the Adviser has complete discretion in managing the Fund’s portfolio. The Fund’s shareholders will not make decisions with respect to the management, disposition, or other realization of any investment made by the Fund, or other decisions regarding the Fund’s business and affairs.

Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Board. There may not be a public market or active secondary market for certain of the types of investments that we hold and intend to make. Our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors, if at all. As a result, we will value these investments monthly at fair value as determined in good faith in accordance with valuation policies and procedures approved by our Board.

The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective, and our Adviser has a conflict of interest in making recommendations of fair value. We will value our investments monthly at fair value in accordance with valuation policies and procedures approved by our Board, based on, among other things, input of the Adviser and independent third-party valuation firm(s) engaged at the direction of the Board. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our Board may differ materially from the values that would have been used if an active market and market quotations existed for such investments. The methodologies used to determine fair value involve significant subjective judgments and estimates, which may differ materially from values that could ultimately be realized upon a liquidity event or other disposition. Our NAV could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

Our portfolio may be focused on a limited number of portfolio companies, which will subject us to a risk of significant loss if the business or market position of one or more of these companies deteriorates or their particular industries experience a market downturn.

To the extent we limit our number of investments, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Subject to our RIC asset diversification requirements, our requirements as a diversified investment company, our investments could be focused on relatively few issuers. As a result, a downturn in any particular industry in which a significant number of our portfolio companies operate could materially adversely affect us.

The Fund’s strategy of maintaining a highly concentrated portfolio is designed to offer substantial benefits but also entails significant risks. Concentration allows the Fund to focus its investments on a select number of high-conviction companies, optimizing the potential for outsized returns and maximizing the beneficial impact of successful portfolio outcomes. Furthermore, this approach facilitates deeper due diligence, enhanced strategic oversight, and dedicated resources per investment, supporting informed decision-making and effective monitoring. Additionally, investors benefit from clarity and transparency regarding the Fund’s targeted investment thesis and specific exposure to industry-leading companies.

However, maintaining a concentrated portfolio increases certain risks. A limited number of investments heightens the potential impact of individual company underperformance or adverse developments, increasing overall portfolio volatility. Moreover, reduced diversification amplifies the Fund’s exposure to sector-specific, company-specific, and systemic risks, potentially magnifying negative outcomes during market downturns or disruptions. Additionally, concentrated portfolios may face liquidity challenges, particularly when holding privately held companies, potentially complicating exit strategies or the ability to realize investments at desired valuations. Lastly, concentration can elevate regulatory, valuation, and market risks, especially when the Fund invests primarily in companies within a single industry or sector.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we will be able to invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us. We may co-invest with our Adviser or our officers and directors in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser or an affiliate, acting on our behalf and on behalf of other clients, negotiates no term other than price.

Our Adviser and other related entities have been granted an exemptive order from the SEC, which permits the Fund to co-invest alongside other funds and accounts managed and controlled by our Adviser and its affiliates in privately-negotiated investments, in a manner consistent with its investment objective, policies and restrictions as well as applicable regulatory requirements (the “Co-Investment Exemptive Order”). Pursuant to the Co-Investment Exemptive Order, the Fund generally will be permitted to co-invest alongside certain of its affiliates if the Fund and each affiliate participating in the transaction acquire, or dispose of, as the case may be, the same class of securities, at the same time, for the same price and with the same conversion, financial reporting and registration rights, and generally with substantially the same other terms. In addition, the Fund’s independent directors will be required to make certain findings in connection with certain co-investment transactions. The Co-Investment Exemptive Order contains certain conditions that limit or restrict the Fund’s ability to participate in such investment opportunities. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.

We will be subject to U.S. federal income tax imposed at corporate rates on our income and gains if we are unable to qualify as a RIC.

We intend to elect to be treated as a RIC and intend to operate in a manner so as to continue to qualify for the U.S. federal income tax treatment applicable to RICs; however, we will not qualify as a RIC for our initial taxable year ending August 31, 2026. For our initial taxable year, we will be treated as a corporation for U.S. federal income tax purposes. Accordingly, the Fund will be subject to U.S. federal income tax imposed at corporate rates on its taxable income as well as applicable state and local income taxes. Distributions from the Fund will generally be treated as taxable dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions from the Fund to non-U.S. investors will generally be subject to U.S. federal withholding tax imposed at a rate of 30% or a reduced rate specified by an applicable income tax treaty. Taxation as a corporation will reduce the amount of cash available to pay distributions to holders of the Shares, which will mean that investors in the Fund will likely receive lower distributions than they otherwise would if the Fund qualified as a regulated investment company for U.S. federal income tax purposes.

To the extent that we qualify as a RIC in a subsequent taxable year, we generally will not be subject to U.S. federal income tax on our income and gain that we timely distribute (or are deemed to distribute) to our stockholders as dividends. We will be subject to U.S. federal income tax imposed at corporate rates on any income or gains that we do not timely distribute (or are deemed to distribute) to our shareholders. To qualify as a RIC, we must meet several requirements, including certain source of income, asset diversification and annual distribution requirements. In addition, we may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes (including withholding taxes).

We will satisfy the source of income requirement if we obtain at least 90% of our annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, net income from an interest in a qualified publicly traded partnership, or other income derived from the business of investing in stock or securities.

We will satisfy the annual distribution requirement if we distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income for each year. Under certain circumstances, we may be restricted from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC. Because we must make distributions to our stockholders as described above, such amounts, to the extent a stockholder is not participating in our dividend reinvestment option, will not be available to us to make investments.

We will satisfy the asset diversification requirement if, at the end of each quarter of our taxable year:

●	At least 50% of the value of our total assets consists of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other securities, provided that such other securities of any one issuer do not represent more than 5% of the value of our total assets or more than 10% of the outstanding voting securities of the issuer; and

●	No more than 25% of the value of our assets can be invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) the securities of certain “qualified publicly traded partnerships” (as defined in the Code).

To the extent that we qualify as a RIC in a subsequent taxable year, failure to meet these tests may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we will qualify as a RIC.

To the extent that we qualify as a RIC in a subsequent taxable year, we may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. We may also have to include in income other amounts that we have not yet received in cash, such as unrealized appreciation for foreign currency forward contracts and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to limit deferral and generally require the current inclusion of income derived by the entity. In certain circumstances, this could require us to recognize income where we do not receive a corresponding payment in cash.

We anticipate that a portion of our income may constitute income required to be included in taxable income prior to receipt of cash. To the extent that we qualify as a RIC in a subsequent taxable year, such amounts accrued would be included in our investment company taxable income for the year of the accrual, and consequently, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement (defined below), even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax.

To the extent that we qualify as a RIC in a subsequent taxable year and we are not treated as a “publicly offered regulated investment company,” certain shareholders will be treated as having received certain income and their allocable share of expenses, which may not be deductible.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. We anticipate that we will not be treated as a publicly offered RIC prior to any public listing of our shares. To the extent that we qualify as a RIC in a subsequent taxable year and we are not treated as a publicly offered RIC for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. shareholder’s allocable share of certain of our expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. Miscellaneous itemized deductions generally are not deductible by a U.S. shareholder that is an individual, trust or estate.

We cannot predict how new tax legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The laws pertaining to U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The likelihood of any such legislation being enacted is uncertain. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could have adverse tax consequences, such as significantly and negatively affecting our ability to qualify for tax treatment as a RIC or negatively affecting the U.S. federal income tax consequences of an investment in our Shares.

Our Board may change our non-fundamental investment policies and our investment strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board has the authority to modify or waive our non-fundamental investment policies, and our investment criteria and strategies without stockholder approval and without prior notice. We cannot predict the effect any changes to our current non-fundamental operating policies, investment criteria and strategies would have on our business, NAV of the Fund and operating results. However, the effects might be adverse, which could negatively impact our ability to make distributions to stockholders and cause you to lose all or part of your investment.

The Fund has indemnification obligations.

We have indemnification obligations. Such liabilities may be material and have an adverse effect on the returns to investors. Our indemnification obligations would be payable from our assets, and such indemnification obligations will survive the winding-up and dissolution of the Fund.

Risks Related to Our Investments

The Fund’s investments in portfolio companies may be extremely risky, and the Fund could lose all or part of its investments.

Investment in portfolio companies involves a number of significant risks, including:

●	these portfolio companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation, and the reduction or loss of the Fund’s investment;

●	these portfolio companies typically have limited operating histories, less-established and comprehensive product lines, and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions, and consumer sentiment in respect of their products or services, as well as general economic downturns;

●	because the portfolio companies are privately owned, there is usually little publicly available information about these businesses; therefore, although the Adviser and its agents perform due diligence on these portfolio companies, their operations, and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the portfolio companies in which the Fund invests. Furthermore, there can be no assurance that the information that the Adviser does obtain with respect to any investment is reliable. The Fund will invest in portfolio companies for which current, up-to-date financial information is not available if the Adviser determines, based on the results of its due diligence review, that such investment is in the best interests of the Fund and its shareholders;

●	Portfolio companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on the Fund; and

●	Portfolio companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion, or maintain their competitive position.

The Fund may not realize gains from its investments, may be compelled to liquidate its investments at a loss as a result of the actions of majority shareholders and, because certain of the portfolio companies may incur substantial debt to finance their operations, the Fund may experience a complete loss on its investment in the event of a bankruptcy or liquidation of any of the portfolio companies.

The Fund invests principally in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of operating private companies. However, the securities the Fund acquires may not appreciate in value and, in fact, may decline in value. In addition, the private company securities the Fund acquires (or into which they are convertible) are often subject to drag-along rights. Drag-along rights are rights granted to a majority stockholder in a particular company that enable such shareholder to force minority stockholders to join in the sale of a company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force the Fund to liquidate its position in a portfolio company at a specified price, which could be, in the Adviser’s opinion, inadequate or undesirable or even below the Fund’s cost basis. In this event, the Fund could realize a loss or fail to realize gain in an amount that the Adviser deems appropriate on the Fund’s investment. Further, capital market volatility and the overall market environment may preclude the portfolio companies from realizing liquidity events and impede the Fund’s exit from these investments. The portfolio companies may make business decisions to forego or delay potential liquidity events, such as an initial public offering, which could delay the Fund’s realization of value. Accordingly, the Fund may not be able to realize gains from its investments, and any gains that it does realize on the disposition of any investments may not be sufficient to offset any other losses it experiences. The Fund will generally have little, if any, control over the timing of any gains it may realize from its investments. In addition, the portfolio companies in which the Fund invests may have substantial debt loads. In such cases, the Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on its investment.

The Fund may enter into SAFEs with portfolio companies, which give the Fund certain rights for future equity in such portfolio companies similar to a warrant, except without determining a specific price per share at the time of the initial investment. The Fund’s ability to receive portfolio company equity under a SAFE is contingent upon the occurrence of triggering events set forth in the applicable SAFE, such as a priced round of investment or liquidation event, which may never materialize. In addition, SAFE terms may vary from agreement to agreement and may provide a right to the portfolio company to repurchase the Fund’s future right to equity before a triggering event occurs. There is no guarantee that the Fund will receive favorable terms when entering into a SAFE or that the Fund will recover its investment in a portfolio company made under such agreement.

Because the Fund’s investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of its investments, which could adversely affect the determination of the Fund’s NAV.

The Fund’s portfolio investments are generally not in publicly traded securities (unless one of the portfolio companies goes public, and then only to the extent the Fund has not yet liquidated its securities holdings therein). The Adviser prepares portfolio company valuations using the most recent portfolio company financial statements and forecasts, if available. The Adviser may utilize the services of an independent valuation firm, which, if engaged, may prepare or review valuations for all or some of the Fund’s portfolio investments that are not publicly traded or for which the Adviser does not have readily available market quotations. The types of factors that the Adviser will take into account in providing its fair value determination with respect to such portfolio company valuation will include, as relevant and, to the extent available, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies in the portfolio company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company, and other relevant factors. It is difficult to obtain financial and other information with respect to private companies, and even where the Adviser is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, the Adviser’s determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, the Adviser’s fair market value determinations with respect to any non-publicly traded portfolio company investment the Fund holds may cause the Fund’s NAV on a given date to materially understate or overstate the value that the Fund may ultimately realize on one or more of its investments. As a result, investors purchasing the Fund’s Shares based on an overstated NAV would pay a higher price than the value of its investments might warrant.

The lack of liquidity in, and potentially extended holding period of, many of the Fund’s investments may adversely affect its business and will delay any distributions of any gains.

The Fund’s investments are generally in non-publicly traded securities (unless one of the portfolio companies goes public, and then only to the extent the Fund has not yet liquidated its securities holdings therein).

Although the Adviser expects that most of the Fund’s equity investments will trade on private secondary marketplaces, certain of the securities held may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, the Fund can provide no assurance that such a trading market will continue or remain active, or that the Fund will be able to sell its position in any portfolio company at the time the Adviser desires to do so and at the price the Adviser anticipates. The illiquidity of the Fund’s investments, including those that are traded on private secondary marketplaces, may make it difficult for it to sell such investments if the need arises. Also, if the Fund is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the carrying value of its investments. There is no limitation on the portion of the Fund’s portfolio that may be invested in illiquid securities, and a substantial portion or all of its portfolio may be invested in such illiquid securities from time to time.

In addition, because the Fund deploys its capital to invest primarily in equity securities of private companies (or equity-linked securities convertible into such equity securities), realization events, if any, are unlikely to occur in the near term with respect to the majority of the portfolio companies. The Fund expects that its holdings of securities may require several years to appreciate in value and can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that the Fund’s shareholders could wait for an extended period of time before any appreciation or sale of the Fund’s investments, and any attendant distributions of gains, may be realized.

Technology-focused companies in which the Fund invests are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, and periodic downturns.

The Adviser expects that a number of the portfolio companies in which the Fund invests will be technology-focused companies. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-focused companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the portfolio companies that are technology-focused companies may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that the Fund may hold. This could, in turn, materially adversely affect the Fund’s business, financial condition, and results of operations.

Investing in Humanoid and embodied intelligence technology companies involves risk.

Humanoid and embodied intelligence technology companies typically have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. The space in which they are engaged is highly competitive and issuers’ products and services may become obsolete very quickly. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. A failure in an issuer’s product or even questions about the safety of the product could be devastating to the issuer, especially if it is the marquee product of the issuer. It can be difficult to accurately capture what qualifies as a humanoid and embodied intelligence technology company.

Certain humanoid and embodied intelligence technology companies may face special risks that their products or services may not prove to be commercially successful. Such companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, certain of such companies in which the Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future.

Because the Fund will generally not hold controlling equity interests in its portfolio companies, the Fund will likely not be in a position to exercise control over the portfolio companies or to prevent decisions by substantial shareholders or management of the portfolio companies that could decrease the value of its investments.

The Fund has not, does not intend to, and does not anticipate that it will take controlling equity positions in the portfolio companies. As a result, it will be subject to the risk that a portfolio company may make business decisions with which the Adviser disagrees, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. In addition, other shareholders, such as venture capital and private equity sponsors, that have substantial investments in the portfolio companies may have interests that differ from that of the portfolio company or its minority shareholders, which may lead them to take actions that could materially and adversely affect the value of the Fund’s investment in the portfolio company. Due to the lack of liquidity for the equity investments that the Fund will typically hold in the portfolio companies, it may not be able to dispose of its investments in the event the Adviser disagrees with the actions of a portfolio company or its substantial shareholders and may therefore suffer a decrease in the value of its investments.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While the Fund intends to invest primarily in U.S. companies, it may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet its investment criteria. Investing in foreign companies, and particularly those in emerging markets, may expose the Fund to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations; political and social instability; expropriation; nationalization of companies by foreign governments; capital repatriation regulations; restrictions on foreign investment in certain jurisdictions; imposition of foreign taxes (including withholding taxes) at potentially confiscatory levels; fluctuating currency exchange rates; less liquid markets and less available information than is generally the case in the United States; higher transaction costs; less government supervision of exchanges, brokers, and issuers; less developed bankruptcy laws; difficulty in enforcing contractual obligations; extended or delayed settlements of transactions; lack of uniform accounting and auditing standards; and greater price volatility. Further, the Fund may have difficulty enforcing its rights as an equity holder in foreign jurisdictions. In addition, to the extent the Fund invests in non-U.S. companies, it may face greater exposure to foreign economic developments.

International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies or industries which could have a negative impact on the Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

In addition, the Fund’s investments in foreign companies may be subject to economic sanctions or other government restrictions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact the Fund’s liquidity and performance.

Although the Fund expects that most of its investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

There are risks associated with investing in SPVs or similar investment structures, including that the Fund will bear its pro rata portion of expenses on investments in SPVs and will have no direct claim against underlying portfolio companies.

The Adviser may invest in portfolio companies indirectly through investing in SPVs. Investors should be aware that the use of SPVs introduces additional layers of structural complexity, and additional risks related to liquidity, transparency, and valuation may exist.

The Fund, as a holder of securities issued by an SPV or similar investment structure, will bear its pro rata portion of such SPV or investment structure’s expenses. The fees we pay to invest in an SPV may be higher than if we invested in the single underlying portfolio company directly. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors.

Investments in SPVs are generally illiquid, and the Fund may invest in SPVs managed by external managers. When investing in an SPV managed by an unaffiliated manager, the Adviser will not have any control over the management of the SPV. In addition, the Fund’s investments in SPVs may be subject to investment lock-up periods or other transfer restrictions and may require the approval of an external manager to transfer our interests or obtain stock following an IPO. As such, the Fund may not be able to withdraw or transfer its investment at a desirable time. Even if the Fund is able to withdraw from an SPV, it may take a considerable amount of time for the SPV to redeem or liquidate the Fund’s position. An SPV’s withdrawal limitations may also restrict the Adviser’s ability to reallocate or terminate investments in SPVs that are poorly performing or have otherwise had adverse changes. We do not control the timing of cash or stock distributions from external managers. The Fund will have no direct claims against any portfolio company held by an SPV.

SPVs may also present valuation and transparency challenges. For SPVs managed by unaffiliated entities, the Fund may have little to not transparency regarding the SPVs financial position or holdings. Information provided by the SPV may be minimal, and may not be provided in a timely manner. For information about the value of the Fund’s investment in an SPV managed by an unaffiliated entity, the Adviser will be dependent on information provided by the manager of the SPV, including unaudited financial statements, which, if inaccurate, could adversely affect the Adviser’s ability to accurately value the Fund’s Shares and to manage the Fund’s investment portfolio in accordance with its investment objective. Moreover, the Adviser’s due diligence efforts may not necessarily detect fraud, malfeasance, inadequate back-office systems, or other flaws or problems with respect to the SPV manager. Stockholders have no individual right to receive information about the SPVs or their managers, will not be stockholders in the SPVs, and will have no rights with respect to or standing or recourse against the SPVs, their managers, or any of their respective affiliates. Stockholders should recognize that valuations of illiquid assets, including interests in SPVs, involve various judgments and consideration of factors that may be subjective.

There are risks relating to investing in PIPE transactions offered by SPACs.

The Fund may invest in PIPE transactions where the issuer of the security is a SPAC established to facilitate the acquisition and future financing of certain private late-stage operating growth companies in anticipation of such private company entering the public markets. In a PIPE transaction, investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. When participating in a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE transactions are subject to the risk that the issuer may be unable to register the securities for public resale in a timely manner, or at all, in which case the securities could be sold only in a privately negotiated transaction and, potentially, at a price less than that paid by the Fund. Disposing of such securities may involve negotiation and legal expenses. Even if such securities are registered for public sale, the resulting market for the securities may be thin or illiquid, which could make it difficult for the Fund to dispose of such securities at an acceptable price.

Indirect investments in portfolio companies involve substantial risks, including that the portfolio company may not recognize our investment and actively seek to obstruct it.

The Fund may obtain exposure to portfolio companies indirectly by investing through SPVs or other such instruments. The underlying portfolio company may not be a party to and may not have approved or been informed of the SPV’s transactions with us, unless otherwise disclosed. The portfolio company may, upon learning of the SPV’s transactions, take steps to invalidate or frustrate them, demand that we stop purchasing portfolio company’s securities, or seek redress or retaliation against SPV sponsors, us, or others. Should the portfolio company object to the existence of the creation of the SPV, it may take any number of steps to discourage or obstruct the transactions, including claiming that the SPV transactions violate the portfolio company’s agreements, claiming causes of action SPV sponsors or us, defensive measures intended to discourage SPV sponsors from selling the portfolio company’s securities to us, refusing to accept or process securities transfers, or claiming rights to rescind our transactions or trigger rights of refusal to purchase the portfolio company’s securities involved in our transactions. Should a portfolio company wish to prospectively discourage secondary transactions by us, it may adopt policies or securities-related documents that makes such transactions impractical. A portfolio company may also object to use of its name, intellectual property, or public or non-public information about it. A portfolio company may be under no obligation to approve or recognize transactions involving the portfolio company’s securities that occur through SPVs. Conversely, a portfolio company that does wish to endorse, approve, or participate in the transactions may face complex and costly regulatory requirements and exposure to risk for doing so, which could discourage it from approving or participating in the transaction.

There are significant potential risks relating to investing in securities traded on private secondary marketplaces.

The Fund may utilize alternative trading systems and other private secondary markets to acquire equity securities of portfolio companies. The Fund generally has little or no direct access to financial or other information from the portfolio companies in which it invests through such private secondary marketplaces. As a result, the Fund is dependent upon the relationships and contacts of the Adviser to perform research and due diligence, and to monitor the Fund’s investments after they are made. However, there can be no assurance that the Adviser will be able to acquire adequate information on which to make an investment decision with respect to any private secondary marketplace purchases, or that the information the Adviser is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the portfolio companies in which the Fund invests could cause the Fund to lose part or all of its investment in such companies, which would have a material and adverse effect on its NAV and results of operations.

In addition, there can be no assurance that portfolio companies in which the Fund invests through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices on alternative trading systems and other private secondary markets, where limited information is available, may not accurately reflect the true value of a portfolio company, and may in certain cases overstate a portfolio company’s actual value, which may cause the Fund to realize future capital losses on its investment in that portfolio company. If any of the foregoing were to occur, it would likely have a material and adverse effect on the Fund’s NAV and results of operations.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions. Failure to comply with such requirements could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite the Fund’s efforts to comply with applicable laws, the Fund could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of the Fund as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, through such methods as contractual transfer restrictions and employment policies. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, the Fund’s ability to find investment opportunities and to liquidate its investments could be adversely affected.

Due to transfer restrictions and the illiquid nature of the Fund’s investments, the Fund may not be able to purchase or sell its investments when it determines to do so.

The Fund’s investments are, and are expected to continue to be, primarily in equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of privately held companies. Such equity securities are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent. In order to complete a purchase of shares, the Fund may need to, among other things, give the issuer or its stockholders a particular period of time, often 30 days, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. The Fund may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When the Fund completes an investment (or upon conversion of equity-linked securities), it generally becomes bound to the contractual transfer limitations imposed on the subject company’s stockholders as well as other contractual obligations, such as tag-along rights (i.e., rights of a company’s minority stockholders to participate in a sale of such company’s shares on the same terms and conditions as a company’s majority shareholder, if the majority stockholder sell its shares of the company). These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO of a particular portfolio company, the Fund’s ability to liquidate such securities may be constrained. Transfer restrictions could limit the Fund’s ability to liquidate its positions in these securities if it is unable to find buyers acceptable to its portfolio companies, or, where applicable, their stockholders. Such buyers may not be willing to purchase the Fund’s investments at adequate prices or in volumes sufficient to liquidate its position, and even where they are willing, other stockholders could exercise their tag-along rights to participate in the sale, thereby reducing the number of shares sellable by the Fund. Furthermore, prospective buyers may be deterred from entering into purchase transactions with the Fund due to the delay and uncertainty that these transfer and other limitations create.

The Fund intends to adhere to its primary investment strategy to “buy and hold” the portfolio company securities. However, although the Adviser believes alternative trading systems and other private secondary markets may offer an opportunity to liquidate the Fund’s private company investments, in the event the Fund needs to liquidate such securities prior to a portfolio company’s liquidity event (i.e., IPO or merger or acquisition transaction), there can be no assurance that a trading market will develop for the securities that it liquidates or that the subject companies will permit their shares to be sold through such platforms.

Due to the illiquid nature of most of the Fund’s investments, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so or at all. Due to the difficulty of assessing the Fund’s NAV, the NAV for the Fund’s shares may not fully reflect the illiquidity of the Fund’s portfolio, which may change on a daily basis, depending on many factors, including the status of the alternative trading systems and other private secondary markets on which the Fund’s portfolio securities may trade and the Fund’s particular portfolio at any given time.

The Fund may be subject to lock-up provisions or agreements that could prohibit it from selling its investments for a specified period of time.

Even if some of the portfolio companies complete IPOs, the Fund will often be subject to lock-up provisions that prohibit it from selling its investments into the public market for specified periods of time after an IPO, typically 180 days. As a result, the market price of securities that the Fund holds may decline substantially before it is able to sell these securities following an IPO.

There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures.

A primary feature of the Fund’s investment objective is to invest in private late-stage growth companies, either through private secondary transactions or direct investments in such companies, and to hold such securities until a liquidity event with respect to such portfolio company occurs, such as an initial public offering or a merger or acquisition transaction. Such private companies frequently have much more complex capital structures than traditional publicly traded companies and may have multiple classes of equity securities with differing rights, including rights with respect to voting and distributions. In addition, it is often difficult to obtain information with respect to private companies’ capital structures, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when the Adviser has limited information with respect to such capital structures. Although the Adviser has experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which the Fund invests could cause the Fund to lose part or all of its investment, which in turn could have a material and adverse effect on the Fund’s NAV and results of operations.

There are significant potential risks relating to holding portfolio company securities following an IPO.

The value of shares of a portfolio company following an IPO may and likely will fluctuate considerably more than during the private phase of their offering. Additionally, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects, the shares of portfolio companies following an IPO may experience high amounts of volatility generally. Investments in companies that have recently sold securities through an IPO involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to sell significant amounts of shares without an unfavorable impact on prevailing prices. As a result, the market price of securities that the Fund holds may decline substantially before the Adviser is able to sell these securities following an IPO. In addition, issuers frequently impose lock-ups that prohibit sales of their shares for a period of time after an IPO.

There are risks relating to investing in other registered investment companies.

The Fund may invest in registered investment companies to obtain exposure to private, early stage, emerging growth companies. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The Fund, as a holder of securities issued by investment companies, will bear its pro rata portion of such investment company’s operating expenses. These operating expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors.

There are risks relating to investing in ETFs and ETPs.

ETFs are investment companies that typically are registered under the 1940 Act as open-end funds. ETFs are actively traded on national securities exchanges and may track specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ NAV. Market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to various factors including changes in the ETF’s NAV, the value of ETF holdings, and supply of and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to their NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers), and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) their NAV. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. As with any exchange-listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges. Certain ETFs in which the Fund may invest may not be registered under the 1940 Act (such ETFs referred to herein as ETPs). Because ETPs are not registered under the 1940 Act, they are not required to comply with the 1940 Act and holders of ETP shares are not afforded the protections of the 1940 Act. Additionally, ETPs are not eligible to be taxed as regulated investment companies.

Investments in Private Funds may involve significant risks.

To the extent the Fund invests in any Private Funds, such investments may involve significant risks. The Fund’s investments in Private Funds subject it to the risks associated with direct ownership of the securities in which the underlying funds invest. Private Funds are also subject to operational risks, such as the Private Fund manager’s ability to maintain operations, including back-office functions, property management, accounting, administration, risk management, valuation services, and reporting. The Fund may be required to indemnify certain of the Private Funds and/or their service providers from liability, damages, costs, or expenses. In addition, the Fund, as a holder of securities issued by the Private Funds, will bear its pro rata portion of such Private Fund’s expenses. The fees we pay to invest in a Private Fund may be higher than if the manager of the Private Fund managed our assets directly. Incentive fees charged by certain Private Funds may incentivize its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors.

Private Funds are not registered as investment companies under the 1940 Act and, therefore, the Fund will not be afforded the protections of the 1940 Act with respect to its Private Fund investments. For example, Private Funds may employ higher and/or more complex fee structures, may not have independent boards, may not require stockholder approval of advisory contracts, may employ leverage higher than other investment vehicles such as mutual funds, may engage in joint transactions with affiliates, and are not obligated to file financial reports with the SEC.

Although the Adviser will evaluate each Private Fund and its manager to determine whether its investment programs are consistent with the Fund’s investment objective and whether the Private Fund’s investment performance is satisfactory, the Adviser will not have any control over the investments made by a Private Fund. In addition, the Fund’s investments in Private Funds may be subject to investment lock-up periods, during which the Fund may not be able to withdraw its investment. Even if the Fund’s investment in a Private Fund is not subject to lock-up, it will take a significant amount of time to redeem or otherwise liquidate such a position. Such withdrawal limitations may also restrict the Adviser’s ability to reallocate or terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes. No market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency.

For information about the value of the Fund’s investment in Private Funds, the Adviser will be dependent on information provided by the Private Funds, including unaudited financial statements, which, if inaccurate, could adversely affect the Adviser’s ability to accurately value the Fund’s Shares and to manage the Fund’s investment portfolio in accordance with its investment objective. A Private Fund may not provide us audited financials, and, in the absence of such audited financials, we will not have an independent third party verifying financial reports. Moreover, the Adviser’s due diligence efforts may not necessarily detect fraud, malfeasance, inadequate back-office systems, or other flaws or problems with respect to the underlying Private Fund managers. In purchasing a Private Fund interest, we entrust all aspects of the management of the Private Fund to its manager, and are subject to the risks inherent in relying on a third party manager. Stockholders have no individual right to receive information about the Private Funds or their managers, will not be stockholders in the Private Funds, and will have no rights with respect to or standing or recourse against the Private Funds, their managers, or any of their respective affiliates. Stockholders should recognize that valuations of illiquid assets, including interests in Private Funds, involve various judgments and consideration of factors that may be subjective.

Each Private Fund will be subject to a variety of litigation risks. A Private Fund’s assets, including any investments made by the Private Fund and the portfolio companies held by the Private Fund, are available to satisfy all liabilities and other obligations of the Private Fund and we could find our interest in the Private Fund’s assets adversely affected by a liability arising out of an investment of the Private Fund.

Risks Related to Leverage

We may borrow money, which may magnify the potential for loss and may increase the risk of investing in us.

As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on our assets that are superior to the claims of our stockholders. If the value of our assets decreases, leverage would cause our NAV to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Additionally, the costs of borrowing may exceed the income from the portfolio securities purchased with the borrowed money. A decline in net asset value of the Fund will result if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any interest paid on the money borrowed or dividend requirements of preferred stock).

Our ability to service any borrowings that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the Management Fee will be payable based on our average gross assets including assets purchased with borrowed amounts, if any, which may give our Adviser an incentive to use leverage to make additional investments. The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us, which could affect our return on capital.

In addition to having fixed-dollar claims on our assets that are superior to the claims of our common stockholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders. Furthermore, if we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, such stock would rank “senior” to our shares of common stock, preferred stockholders would have separate voting rights on certain matters and have other rights, preferences and privileges more favorable than those of our stockholders, and we could be required to delay, defer or prevent a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell our common stock at a price below the then current NAV per share if the Board determines that such sale is in our best interests and a majority of our stockholders approves such sale. In addition, we may generally issue additional shares of common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances. If we raise additional funds by issuing more common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Risks Related to Our Securities and the Committed Equity Facility

It is not possible to predict the actual number of shares we will sell under the Purchase Agreement to Roth Principal Investments, or the actual gross proceeds resulting from those sales. Further, we may not have access to the full amount available under the Purchase Agreement with Roth Principal Investments.

We entered into the Purchase Agreement with Roth Principal Investments, pursuant to which Roth Principal Investments has committed to purchase up to $2,000,000,000 of our common stock, subject to certain limitations and conditions set forth in the Purchase Agreement. The shares of our common stock that may be issued under the Purchase Agreement may be sold by us to Roth Principal Investments at our discretion from time to time over a 36-month period commencing on the Commencement Date unless the Purchase Agreement is terminated earlier.

We generally have the right to control the timing and amount of any sales of our shares of common stock to Roth Principal Investments under the Purchase Agreement. Sales of our common stock, if any, to Roth Principal Investments under the Purchase Agreement will depend upon market conditions and other factors to be determined by us. We may ultimately decide to sell to Roth Principal Investments all, some or none of the shares of our common stock that may be available for us to sell to Roth Principal Investments pursuant to the Purchase Agreement. Depending on market liquidity at the time, resales of those shares by Roth Principal Investments may cause the public trading price of our common stock to decrease.

Because the purchase price per share to be paid by Roth Principal Investments for the shares of common stock that we may elect to sell to Roth Principal Investments under the Purchase Agreement will fluctuate based on the market prices of our common stock, it is not possible for us to predict, as of the date of this prospectus and prior to any such sales, the number of shares of common stock that we will sell to Roth Principal Investments, the purchase price per share that Roth Principal Investments will pay for shares purchased from us under the Purchase Agreement, or the aggregate gross proceeds that we will receive from those purchases by Roth Principal Investments under the Purchase Agreement, if any.

Any issuance and sale by us under the Purchase Agreement of a substantial amount of shares of common stock in addition to the 14,100,000 shares of common stock being registered for resale by Roth Principal Investments under this prospectus could cause downward selling pressure on our common stock.

Our inability to access a portion or the full amount available under the Purchase Agreement, in the absence of any other financing sources, could have a material adverse effect on our business.

The sale of the shares of common stock acquired by Roth Principal Investments, or the perception that such sales may occur, could cause the price of our common stock to fall.

The purchase price for the shares that we may sell to Roth Principal Investments under the Purchase Agreement will fluctuate based on the price of our common stock. Depending on market liquidity at the time, sales of such shares or any other sales of our common stock may cause the trading price of our common stock to fall.

If and when we do sell shares to Roth Principal Investments, after Roth Principal Investments has acquired the shares, Roth Principal Investments may resell all, some, or none of those shares at any time or from time to time in its discretion. Therefore, sales to Roth Principal Investments by us could result in substantial dilution to the interests of other holders of our common stock. Additionally, the sale of a substantial number of shares of our common stock to Roth Principal Investments, or the anticipation of such sales, could make it more difficult for us to sell equity securities in the future at a time and at a price that we might otherwise wish to effect sales.

Investors who buy shares at different times will likely pay different prices.

Pursuant to the Purchase Agreement, we will have discretion, subject to market demand, to vary the timing, prices, and numbers of shares sold to Roth Principal Investments. If and when we do elect to sell shares of our common stock to Roth Principal Investments pursuant to the Purchase Agreement, after Roth Principal Investments has acquired such shares, Roth Principal Investments may resell all, some or none of such shares at any time or from time to time in its discretion and at different prices. As a result, investors who purchase shares from Roth Principal Investments in this offering at different times will likely pay different prices for those shares, and have different outcomes in their investment results. Investors may experience a decline in the value of the shares they purchase from Roth Principal Investments in this offering as a result of future sales made by us to Roth Principal Investments at prices lower than the prices such investors paid for their shares in this offering. In addition, if we sell a substantial number of shares to Roth Principal Investments under the Purchase Agreement, or if investors expect that we will do so, the actual sales of shares or the mere existence of our arrangement with Roth Principal Investments may make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect such sales.

Risks Related to the Listing of Our Shares

Common stock of closed-end management investment companies has in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our shares will not decline below our NAV per share.

Common stock of closed-end management investment companies has in the past frequently traded at discounts to their respective NAVs and our common stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV per share. In addition, if our common stock trades below our NAV per share, we will generally not be able to sell additional common stock to the public at market price except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

Our direct listing differed significantly from listings arising from an underwritten initial public offering.

Prior to the opening of trading of our shares of common stock on the Exchange, there was no book-building process and no price at which underwriters initially sold shares to the public to help inform efficient and sufficient price discovery with respect to the opening trades on the Exchange. The direct listing of our shares of common stock on the Exchange differed from the listing of shares arising from an underwritten initial public offering in several significant ways, which include, but are not limited to, the following:

●	There were no underwriters. Unlike in a traditional underwritten offering, our registration statement did not include the registration of additional shares that may be used at the option of the underwriters in connection with overallotment activity. Moreover, we did not engage in, and have not and will not, directly or indirectly, engage in any special selling efforts or stabilization or price support activities in connection with any sales made pursuant to this registration statement. In an underwritten initial public offering, the underwriters may engage in “covered” short sales in an amount of shares representing the underwriters’ option to purchase additional shares. To close a covered short position, the underwriters purchase shares in the open market or exercise the underwriters’ option to purchase additional shares. In determining the source of shares to close the covered short position, the underwriters typically consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the underwriters’ option to purchase additional shares. Purchases in the open market to cover short positions, as well as other purchases underwriters may undertake for their own accounts, may have the effect of preventing a decline in the trading price of shares of common stock following the underwritten offering.

●	There was not a fixed or determined number of shares of common stock available for sale in connection with the registration and the listing of our shares of common stock. Therefore, there can be no assurance that the Selling Stockholders or other existing stockholders that may seek to sell their shares pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”) will sell any of their shares of common stock, and there may be a lack of supply of, or demand for, shares of our common stock on the Exchange. Alternatively, the Selling Stockholders or existing stockholders may choose to sell a large number of shares of common stock in the near term, resulting in potential oversupply of our common stock, which could adversely impact the trading price of our common stock.

●	We did not conduct a traditional “roadshow” with underwriters or host an “investor day” prior to the opening of trading of our common stock on the Exchange. Unlike firm commitment underwritten offerings, we did not conduct a traditional roadshow to potential investors, and unlike other direct listings of shares, we did not host an “investor day” or engage in investor education meetings that may have aided in determining the appropriate price at which our shares were initially offered on the Exchange. We instead relied on one or more designated market makers to determine the appropriate price at which our shares initially traded.

Such differences from an underwritten initial public offering may contribute to a volatile trading price for our common stock and uncertain trading volume, which may adversely affect your ability to sell any shares of common stock that you may purchase.

The public price of our shares of common stock may have little or no relationship to the historical sales prices of our shares of common stock.

Prior to listing on the Exchange, there was no public market for our shares of common stock. With the exception of shares issued to initial seed investors in connection with the formation of the Fund, all shares issued by the Fund were issued in a private offering pursuant to Regulation D under the Securities Act at a price of $10.00 per share. The private offering price did not reflect, and should not be considered an indication of, the value of our common stock or the price at which our common stock trades on the Exchange. Historical sale prices for our common stock, or our other securities, may have little or no relation to the public price of our shares of common stock on the Exchange or to broader market demand for our shares of common stock. As a result, you should not place undue reliance on these historical sales prices as they may differ materially from the market prices at which our shares of common stock have traded and may trade in the future on the Exchange.

Direct listings by closed-end management investment companies are infrequent, which could contribute to a volatile trading price and uncertain trading volume for our common stock.

We are organized as a non-diversified closed-end management investment company that is registered under the 1940 Act. As discussed above, the direct listing of our shares of common stock on the Exchange reflects a novel approach to the listing process, differs from the listing of shares arising from an underwritten initial public offering in several significant ways, and subjects our investors to a number of significant risks and uncertainties. We believe direct listings continue to be a relatively infrequent approach to listing securities on a national exchange, and that direct listings by closed end management companies are conducted even less frequently. The low frequency of direct listings for closed-end management companies indicates there may be limited opportunities for investors to compare an investment in our common stock to an investment in another closed-end management company, which may limit interest in our common stock or create the perception that there is greater risk associated with an investment in our common stock. This dynamic may exacerbate the risks associated with a direct listing, which could result in greater volatility in the trading price for and uncertainty in the trading volume of our common stock.

Investors in our common stock may be unable to bring claims under Sections 11 and 12(a)(2) of the Securities Act due to the requirement to trace shares to the applicable registration statement, which may limit the remedies available to investors acquiring shares in a direct listing and adversely impact the market price of our common stock.

In a traditional underwritten initial public offering, investors can generally trace their shares to the registration statement, enabling them to bring claims under Sections 11 and 12(a)(2) of the Securities Act for material misstatements or omissions. However, in a direct listing such as the one we undertook, which did not involve a firm commitment underwriting, where both registered and unregistered shares may be sold into the public market on the first day of trading, investors may be unable to establish that their shares were offered and sold pursuant to the registration statement. As a result, liability under Section 11 (and potentially Section 12(a)(2)) may be unavailable to some investors, even in the event of a material misstatement or omission in the registration statement.

In June 2023, the U.S. Supreme Court held that stockholders asserting Section 11 claims must plead and prove that their shares are traceable to the allegedly defective registration statement. The U.S. Court of Appeals for the Ninth Circuit confirmed that the tracing requirement applies in the context of direct listings, and that tracing shares to a registration statement is particularly difficult where registered and unregistered shares begin trading at the same time. While the scope of Section 12(a)(2) liability remains unresolved, courts may impose similar traceability requirements to these claims, which would limit liability under that section as well.

Accordingly, if investors purchase our common stock in the open market, they may not be able to assert claims under Section 11 (and potentially Section 12(a)(2)) of the Securities Act for any material misstatements or omissions in this prospectus or the registration statement of which this prospectus forms a part. Because our potential liability under the Securities Act may be reduced as compared to a traditional initial public offering, investors may face greater risk in a direct listing with respect to inaccurate or incomplete disclosures. In addition to reducing the potential remedies available to investors and limiting recovery in the event of a violation of the federal securities laws, these dynamics may adversely impact the market price of our common stock.

Our stock price may be volatile, and could decline significantly and rapidly.

The listing of our common stock and the registration of the Selling Stockholders’ shares of common stock is a novel process that is not an underwritten initial public offering.

If the trading price of our common stock is above the level that investors determine is reasonable for our common stock, some investors may attempt to short our common stock, which would create additional downward pressure on the trading price of our common stock.

The trading price of our common stock also could be subject to wide fluctuations in response to numerous factors in addition to the ones described in the preceding risk factors, many of which are beyond our control, including:

●	actual or anticipated fluctuations in our financial condition, results of operations, or operating metrics and those of our competitors;

●	the number of shares of our common stock made available for trading;

●	failure of securities analysts to initiate or maintain coverage of us, changes in financial estimates by any securities analysts who follow our company, or variance in our financial performance from expectations of securities analysts;

●	changes in our projected operating and financial results;

●	future sales of our common stock by us or our stockholders;

●	changes in our Board, senior management, or key personnel;

●	the trading volume of our common stock;

●	general economic and market conditions; and

●	other events or factors, including those resulting from war, incidents of terrorism, pandemics, elections, or responses to these events.

An active, liquid, and orderly market for our common stock may not be sustained. You may be unable to sell your shares of common stock at or above the price at which you purchased them.

Prior to listing on the Exchange, there was no public market for our common stock. Moreover, consistent with Regulation M and other federal securities laws applicable to our listing, the Selling Stockholders have no specific plans to sell shares in the public market, and we have not discussed with potential investors their intentions to buy our common stock in the open market. While our common stock may be sold on the Exchange by the Selling Stockholders pursuant to this Prospectus or by our other existing stockholders in accordance with Rule 144 of the Securities Act, unlike an underwritten initial public offering, there can be no assurance that the Selling Stockholders or other existing stockholders will sell any of their shares of common stock, and there may be a lack of supply of, or demand for, common stock on the Exchange. Conversely, there can be no assurance that the Selling Stockholders and other existing stockholders will not sell all of their shares of common stock, resulting in an oversupply of our common stock on the Exchange. In the case of a lack of supply of our common stock, the trading price of our common stock may rise to an unsustainable level. Further, institutional investors may be discouraged from purchasing our common stock if they are unable to purchase a block of our common stock in the open market in a sufficient size for their investment objectives due to a potential unwillingness of our existing stockholders to sell a sufficient amount of common stock at the price offered by such institutional investors and the greater influence individual investors have in setting the trading price. If institutional investors are unable to purchase our common stock in a sufficient amount for their investment objectives, the market for our common stock may be more volatile without the influence of long-term institutional investors holding significant amounts of our common stock. In the case of a lack of demand for our common stock, the trading price of our common stock could decline significantly and rapidly. Therefore, an active, liquid, and orderly trading market for our common stock may not be sustained, which could significantly depress the trading price of our common stock and/or result in significant volatility, which could affect your ability to sell your shares of common stock.

MANAGEMENT OF THE FUND

The Board of Directors

The Board has overall responsibility for monitoring the Fund’s investment program and its management and operations. At least a majority of the Board is comprised of persons who are not “interested persons” of the Fund or the Adviser (as such term is defined in Section 2(a)(19) of the 1940 Act, each, an “Independent Director” and, collectively, the “Independent Directors”). Any vacancy on the Board may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by stockholders. Subject to the provisions of Maryland law, the Directors will have all powers necessary and convenient to carry out this responsibility. The name and business address of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the Statement of Additional Information (“SAI”).

The Investment Adviser

The Adviser was formed on June 16, 2025 as a limited liability company under the laws of Puerto Rico and is a registered investment adviser. The principal address of the Adviser is 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901, and its phone number is (787) 722-6881. The Adviser is owned and controlled by its voting members, Andrew Kang and Marc Weinstein.

The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser will provide investment advice to, and manage the day-to-day business and affairs of the Fund, in each case under the ultimate supervision of, and subject to any policies established by the Board.

Pursuant to the Advisory Agreement, the Adviser will be responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. The Advisory Agreement has an initial two-year term and thereafter will continue in effect from year to year if its continuance is approved annually by the Board. The Advisory Agreement is terminable without penalty on 60 days’ prior written notice by the Board or by the Adviser.

In consideration of the management and administrative services provided by the Adviser to the Fund, the Fund pays on a monthly basis, out of its assets, the Management Fee at the annual rate of 2.5% of the Fund’s average value of the Fund’s gross assets (including assets purchased with borrowed amounts) at the end of the two most recently completed calendar months.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund, for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services under the Advisory Agreement. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, as the case may be, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

A discussion regarding the Board’s basis for approving the Advisory Agreement is included in the Fund’s first semi-annual report to shareholders for the fiscal period ended February 28, 2026.

Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of our portfolio are as follows:

Andrew Kang has served as a portfolio manager of the Fund since its inception. Mr. Kang is a respected investor and entrepreneur known for his analytical rigor and deep expertise in digital asset markets. Mr. Kang founded Mechanism Capital in 2020. As the Founding Partner of Mechanism Capital, he has played a pivotal role in identifying and supporting early-stage blockchain ventures and DeFi protocols.

In recent years, Mr. Kang has expanded Mechanism’s mandate into frontier technologies, leading investments across artificial intelligence, robotics, longevity, and advanced energy systems. He was an early investor in Figure AI and Apptronik, two of the world’s leading humanoid robotics companies.

Mr. Kang’s background in structured finance and derivatives informs his data-driven approach to financial due diligence, consistently guiding sound investment decisions that are at the cutting edge of technology. His commitment to transparent research and high-conviction investing continues to influence both emerging projects and established institutions across the digital finance and deep tech ecosystems. He holds a degree from Emory University.

Marc Weinstein has served as a portfolio manager of the Fund since its inception. Mr. Weinstein is a seasoned finance professional and investor with a proven track record across capital markets and early-stage ventures. He started his career in investment banking at Jefferies and Morgan Stanley, then became an entrepreneur with his first company, TINCO. TINCO was built to protect investors from the inflationary impact of quantitative easing.

After TINCO, Mr. Weinstein built and sold 90sFest, a leading business in the live entertainment industry. In 2017, after selling 90sFest, Mr. Weinstein joined the cryptocurrency industry full time as Principal at Wave Financial, one of the first registered investment advisors focused on digital assets. He led Wave’s venture capital business leading investments into dozens of protocols like NEAR and Securitize.

In 2020, Mr. Weinstein joined Mechanism Capital as a General Partner where he leads the venture investment team. For the last five years, Mr. Weinstein has also been an active angel investor in deep tech sectors-including robotics, AI, longevity, and national defense. He has led investments into nearly two hundred portfolio companies since his start as a venture capital investor. Mr. Weinstein graduated from Wharton with a BSc in Economics in 2010.

The SAI provides additional information about our portfolio managers’ compensation, other accounts managed and ownership of our shares.

License Agreement

We entered into a license agreement (the “License Agreement”) with the Adviser, pursuant to which the Adviser has granted us a non-exclusive license to use the name “RoboStrategy.” Under the License Agreement, we will have a right to use the “RoboStrategy” name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “RoboStrategy” name.

Administrator

U.S. Bancorp Fund Services, LLC doing business as U.S. Bancorp Global Fund Services, LLC (the “Administrator”) with offices located at 777 East Wisconsin Avenue, 4th Floor, Milwaukee, WI 53212, serves as administrator and accounting agent for the Fund. For its services, the Administrator is paid a fee based upon a percentage of the average net assets of the Fund, subject to a minimum annual fee, as well as certain fixed fees and expenses.

Custodian, Transfer Agent and Dividend Paying Agent

Our securities are held by U.S. Bank National Association pursuant to a custodian agreement. The principal business address of U.S. Bank National Association is 5065 Wooster Road, Cincinnati, Ohio 45226. Computershare Trust Company, N.A. serves as our transfer agent, distribution paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is 150 Royall Street, Canton, Massachusetts 02021.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including:

(i)	any non-investment related interest expense;

(ii)	calculating the Fund’s net asset value and expenses incurred by the Adviser or any sub-adviser in conjunction with the valuation services (including the cost and expenses of any third-party valuation firms) requested by the Adviser or the Fund;

(iii)	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in subsidiaries or SPVs, all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Fund’s investments, including its investments in subsidiaries or SPVs (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

(iv)	the organization of the Fund, including the organization of any feeder fund;

(v)	direct and indirect expenses incurred by the Adviser or members of its investment teams or payable to third parties in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights, including (a) travel, entertainment, lodging and meal expenses, (b) origination fees, syndication fees, research costs, due diligence costs, and bank service fees and (c) fees and expenses related to the organization or maintenance of any intermediate entity used to acquire, hold or dispose of any portfolio company or otherwise facilitating the Fund’s investment activities;

(vi)	fees and expenses incurred by the Adviser (and its affiliates) payable to third parties, including agents, consultants or other advisers, in monitoring financial and legal affairs for the Fund and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Fund’s investments and monitoring investments and portfolio companies on an ongoing basis;

(vii)	any and all fees, costs and expenses incurred in connection with the Fund’s incurrence of leverage or other indebtedness, including, but not limited to, borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Fund’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the Fund’s account and in making, carrying, funding and/or otherwise resolving investment guarantees);

(viii)	offerings, sales, and repurchases of the Shares and other securities;

(ix)	fees and expenses payable under any underwriting, dealer manager or placement agent agreements, if any;

(x)	all costs of registration and listing of the Fund’s Shares on any securities exchange;

(xi)	fees and expenses payable under the Advisory Agreement;

(xii)	administration fees and expenses, if any, payable under an administration agreement;

(xiii)	the Fund’s allocable portion of the compensation of the Fund’s chief financial officer, treasurer, chief compliance officer, and their respective staffs;

(xiv)	costs incurred in connection with investor relations and Board relations;

(xv)	any applicable administrative agent fees or loan arranging fees incurred with respect to the Fund’s portfolio investments by the Adviser, the Fund’s administrator, or any of their affiliates;

(xvi)	any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the Fund’s benefit (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including without limitation, consultant, software licensing, data management and recovery service fees and expenses);

(xvii)	transfer agent, dividend agent and custodial fees and expenses;

(xviii)	federal and state registration fees, including notice filing fees;

(xix)	U.S. federal, state and local taxes;

(xx)	fees and expenses of Independent Directors including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisers retained by, or at the discretion or for the benefit of, the Independent Directors;

(xxi)	costs of preparing and filing reports or other documents required by the SEC, Financial Industry Regulatory Authority, Inc., U.S. Commodity Futures Trading Commission, or other regulators and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Fund’s activities and/or other regulatory filings, notices or disclosures of the Adviser, any sub-adviser and their respective affiliates relating to the Fund and its activities;

(xxii)	costs of any reports, proxy statements, or other notices to shareholders, including printing costs;

(xxiii)	fidelity bond, directors and officers/errors and omissions liability insurance and any other insurance premiums;

(xxiv)	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;

(xxv)	proxy voting expenses;

(xxvi)	all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of the securities of the Fund, including in connection with the distribution reinvestment plan or the share repurchase program;

(xxvii)	costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;

(xxviii)	to the extent permitted by the 1940 Act or any exemptive relief obtained thereunder, allocable fees and expenses associated with marketing efforts on behalf of the Fund; and

(xxix)	any extraordinary expenses, or those expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of the Fund’s shareholders, including indemnification expenses as provided for in the Fund’s organizational documents.

Except as set forth above, during the term of the Advisory Agreement, the Adviser shall bear all compensation expenses (including health insurance, pension benefits, payroll taxes and other compensation-related matters) of its employees and shall bear the costs of any salaries of any officers or Directors of the Fund who are affiliated persons (as defined in the 1940 Act) of the Adviser.

The Fund reimburses the Adviser for any of the above expenses that the Adviser pays on behalf of the Fund.

CONTROL PERSONS

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of June 31, 2026, Andrew Kang beneficially owned 40.71% of the voting securities of the Fund, and is considered a control person of the Fund.

DESCRIPTION OF SHARES

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on the Fund’s Charter and Bylaws (“Bylaws”). This summary may not contain all of the information that is important to a shareholder. Please refer to the Fund’s Charter and Bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of the Charter, the Fund’s authorized capital stock consists of 500,000,000 shares of common stock, par value $0.001 per share, and no shares of preferred stock. There are no outstanding options or warrants to purchase the Fund’s stock. Under Maryland law, the Fund’s shareholders generally are not personally liable for the Fund’s debts or obligations. Under the Fund’s Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining shareholder approval. As permitted by the MGCL, the Fund’s Charter provides that the Board, without any action by our shareholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following presents our outstanding classes of securities as of August 20, 2026:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	500,000,000	0	24,351,230

Common Stock

All Shares of the Fund’s common stock will have equal rights as to earnings, assets, voting, and distributions and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of the Fund’s common stock if, as and when authorized by the Board and declared by the Fund out of funds legally available therefor. Shares of the Fund’s common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of the Fund’s liquidation, dissolution or winding up, each Share of the Fund’s common stock would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of the Fund’s preferred stock, if any preferred stock is outstanding at such time. Each Share of the Fund’s common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of the Fund’s common stock possess exclusive voting power.

Preferred Stock

The Fund’s charter authorizes the Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by the Fund’s existing common stockholders. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s common stock or otherwise be in their best interest. The Fund believes that the availability for issuance of preferred stock will provide it with increased flexibility in structuring future financings and acquisitions. However, it does not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund’s Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

The Fund’s Charter authorizes it, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while serving as its director or officer and at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Fund’s Bylaws obligate it, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while serving as the Fund’s director or officer and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s Bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of the Board and provided that certain conditions described in the Bylaws are met, it may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts the Fund has so paid if it is ultimately determined that indemnification of such expenses is not authorized under the Bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good-faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Fund’s insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that its present or former directors or officers have performed for another entity at the Fund’s request. There is no assurance that such entities will in fact carry such insurance. However, the Fund does not expect to request its present or former directors or officers to serve other entities as directors, officers, partners or trustees unless the Fund can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the MGCL and Our Charter and Bylaws; Anti-Takeover Measures

The MGCL and the Fund’s Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the Fund’s shareholders. These provisions could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the Fund’s expenses and disrupting its normal operations. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. The Board has considered these provisions and has determined that the provisions are in the best interests of the Fund and its shareholders generally.

Classified Board of Directors

The Board intends to structure itself to be divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify, and each year, one class of directors is elected by the shareholders. A classified board may render a change in control of the Fund or removal of its incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of its management and policies.

Election of Directors

The Bylaws provide that, subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director is elected by a plurality of the votes cast with respect to such director’s election. There is no cumulative voting in the election of directors. Pursuant to the Fund’s Charter, the Board may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

The Fund’s Charter provides that the number of directors will be set by the Board in accordance with the Bylaws. The Bylaws provide that a majority of the entire Board may at any time increase or decrease the number of directors, provided however, that the number of directors may never be less than the minimum number required by the MGCL nor more than nine. The Bylaws provide that, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

Our Charter provides that a Director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Shareholders

Under the MGCL, shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous written consent in lieu of a meeting (unless the charter provides for shareholder action by less than unanimous written consent). These provisions, combined with the requirements of the Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal indefinitely.

The presence in person or by proxy of the holders of one-third of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements or the Charter, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by such classes or series on such a matter shall constitute a quorum.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

The Fund’s Bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board and the proposal of business to be considered by shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by the Board or (3) by a shareholder who is entitled to vote at the meeting, who has complied with the advance notice procedures of the Bylaws and who is a shareholder of record at the time of the annual meeting and at the time of giving notice pursuant to the advance notice procedures of the Bylaws. With respect to special meetings of shareholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting, who has complied with the advance notice provisions of the Bylaws and who is a shareholder of record at the time of the special meeting and at the time of giving notice pursuant to the advance notice procedures of the Bylaws.

The purpose of requiring shareholders to give the Fund advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although the Bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to the Fund and its shareholders.

Calling of Special Meetings of Shareholders

The Fund’s Bylaws provide that special meetings of shareholders may be called by the Board and certain of the Fund’s officers. Additionally, the Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the corporation upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s Charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Fund’s Charter also provides that certain charter amendments, any proposal for the Fund’s conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for the Fund’s liquidation or dissolution requires the approval of the shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority or more of the Fund’s continuing directors (in addition to approval by the Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in the Fund’s Charter as (1) the Fund’s current directors, (2) those directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of the current directors then on the Board or (3) any successor directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

The Fund’s Charter and Bylaws provide that the Board will have the exclusive power to adopt, alter, amend or repeal any provision of the Bylaws and to make new Bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the MGCL, the Fund’s Charter provides that shareholders will not be entitled to exercise appraisal rights unless a majority of the Board determines such rights apply.

Control Share Acquisitions

The MGCL allows closed-end funds to opt into the Maryland’s control share statute (the “Control Share Acquisition Act”), which allows a corporation to limit the voting rights of shares acquired by certain large stockholders. We have not opted into, and do not expect to opt into, the Control Share Acquisition Act unless the Board determines (which it presently has not) that doing so is not inconsistent with the 1940 Act. However, the Board may adopt a resolution at any time choosing to opt into and make us subject to, the Control Share Acquisition Act. Important provisions of the Control Share Acquisition Act, which would apply if the Fund opted to be subject to the act, are described below.

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

Potentially inhibiting a closed-end investment company’s ability to utilize the Control Share Acquisition Act is Section 18(i) of the 1940 Act which provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock,” thereby preventing the Fund from issuing a class of shares with voting rights that vary within that class. There are currently different views, however, on whether or not the Control Share Acquisition Act conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the Control Share Acquisition Act would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the Control Share Acquisition Act would not conflict with the 1940 Act because it would limit the voting rights of shareholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

A November 15, 2010 letter from the staff of the SEC’s Division of Investment Management took the position that a closed-end fund, by opting in to the Control Share Acquisition Act, would be acting in a manner inconsistent with Section 18(i) of the 1940 Act. However, on May 27, 2020, the staff of the SEC’s Division of Investment Management published an updated statement (the “2020 Control Share Statute Relief”) withdrawing the November 15, 2010 letter and replacing it with a new no-action position allowing a closed-end fund under Section 18(i) to opt-in to the Control Share Acquisition Act, provided that the decision to do so was taken with reasonable care in light of (1) the board’s fiduciary duties, (2) applicable federal and state law, and (3) the particular facts and circumstances surrounding the action. The 2020 Control Share Statute Relief reflects only the enforcement position of the Staff and is not binding on the SEC or any court. Recent federal court decisions, however, have found that an opt into the Maryland Control Share Acquisition Act violates the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

●	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

A person is not an interested shareholder under this statute if the board of directors approved in advance the transaction by which the shareholder otherwise would have become an interested shareholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested

●	shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested shareholder becomes an interested shareholder.

Exclusive Forum

The Fund’s Charter requires that, unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Fund; (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of the Fund’s directors, officers or other agents to the Fund or to its shareholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in the Fund’s Charter does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.

There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for shareholders in bringing a claim against the Fund or its directors, officers or other agents. Any investor purchasing or otherwise acquiring the Fund’s shares is deemed to have notice of and consented to the foregoing provision.

The exclusive forum selection provision in the Fund’s Charter may limit its shareholders’ ability to obtain a favorable judicial forum for disputes with the Fund or its directors, officers or other agents, which may discourage lawsuits against the Fund and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, certain former citizens and long-term residents of the United States, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire an interest in the Fund in connection with the performance of services, persons required to accelerate the recognition of any item of gross income as a result of such income being taken into account on an applicable financial statement, and financial institutions. Such persons should consult with their own tax advisors as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that stockholders hold our common stock as capital assets (within the meaning of the Code).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. This summary does not discuss any aspects of U.S. estate, alternative minimum, or gift tax or non-U.S., state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of our common stock that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity treated as a corporation) organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	a trust that (i) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of our common stock that is neither a U.S. Shareholder nor a partnership for U.S. tax purposes.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of such shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation.

Taxation of the Fund

While we intend to elect to be treated, and intend to qualify annually thereafter, as a RIC, we will not qualify as a RIC for our initial taxable year ending August 31, 2026. Consequently, we will be treated as a corporation for the current taxable year. As a corporation, we will be subject to U.S. federal income tax imposed at a 21% rate with respect to our taxable income, including any gain realized on the sale or other taxable disposition of our assets. This tax would be payable by us prior to any distributions to our stockholders. As such, our profits will be subject to “double taxation” which would materially reduce the cash available to pay dividends to stockholders.

Taxation of U.S. Shareholders

Distributions by us generally will constitute dividends for U.S. federal income tax purposes to the extent of our current and accumulated earnings and profits, which are taxable to U.S. Shareholders as ordinary dividend income. Provided that certain holding period and other requirements are met, non-corporate U.S. Shareholders may be eligible for reduced rates of U.S. federal income tax with respect to such distributions, and corporate U.S. Shareholders may be eligible for a dividends-received deduction with respect to such distributions. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the U.S. Shareholder’s adjusted tax basis in our common stock, and any remaining distributions would be treated as gain from the sale of shares of our common stock.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. All or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The maximum rate on long-term capital gains for non-corporate taxpayers is currently 20%. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% surtax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We may be required to backup withhold from all distributions paid to any U.S. Shareholder (other than a corporation, a financial institution, or a U.S. Shareholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such U.S. Shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such U.S. Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Shareholders

Subject to the discussions below concerning backup withholding and FATCA (defined below), distributions by us will be subject to U.S. federal withholding tax imposed at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Non-U.S. Shareholder’s adjusted tax basis, and any remaining distributions would be treated as a gain from the sale of the Non-U.S. Shareholder’s shares of our common stock.

If the distributions are effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Shareholder (and, if an income tax treaty applies, such distributions are attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the United States), we will not be required to withhold U.S. federal income tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. Shareholder that holds its shares of our common stock through a foreign partnership or a foreign trust, and such Non-U.S. Shareholders are urged to consult their own tax advisors.

Subject to the discussion below concerning backup withholding and FATCA (defined below), gains realized by a Non-U.S. Shareholder upon the sale of shares of our common stock will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the gains are effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Shareholder (and, if an income tax treaty applies, such gains are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States) or (ii) such Non-U.S. Shareholder is an individual present in the United States for 183 days or more during the year of the gain.

For a corporate Non-U.S. Shareholder, distributions and gains realized upon the sale of shares of our common stock that are effectively connected to the conduct of a trade or business in the United States by such a Non-U.S. Shareholder may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

We generally must report to our documented Non-U.S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a trade or business in the United States or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder, provided the Non-U.S. Shareholder furnishes to us or the dividend paying agent the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) establishing that it is a Non-U.S. Shareholder or otherwise establishing an exemption from backup withholding. Amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against a Non-U.S. Shareholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Non-U.S. Shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and non-U.S. tax consequences of an investment in shares of our common stock.

FATCA

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations on issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain financial information associated with the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. Shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Conversion from a Corporation to a RIC

To the extent that we qualify as a RIC in a subsequent taxable year, we will be required to pay a corporate-level tax on the net amount of any built-in gains on our assets that are attributable to the period during which we did not qualify as a RIC and that we recognize during the five-year period beginning on the date on which we qualified as a RIC. Any corporate-level built-in gain tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold by us in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in the five-year period, the actual amount of net built-in gain or loss present in those assets as of the date on which we qualify as a RIC, and effective tax rates. The payment of any such corporate-level tax on built-in gains will be a Fund-level expense that will be borne by all shareholders and will reduce the amount available for distribution to shareholders. Alternatively, we may make a special election to cause the gain to be recognized immediately prior to the date on which we qualify as a RIC, in which case, we would recognize any net built-in gain as if we sold our assets at fair market value at the end of the last day of the taxable year before the first taxable year in which we qualified as a RIC.

Taxation as a Regulated Investment Company

We will not qualify as a RIC for our initial taxable year ending August 31, 2026. In a subsequent taxable year, we intend to elect to be treated, and intend to qualify each year thereafter, as a RIC. There can be no assurance that we will qualify as a RIC in future years or be able to maintain our RIC tax treatment following our qualification as a RIC.

To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we generally must timely distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

The following discussion describes the requirements for us to qualify as a RIC, as well as the U.S. federal income tax consequences of such treatment to our shareholders. The discussion assumes that we qualify for RIC tax treatment for each taxable year, unless otherwise noted.

If we:

●	qualify as a RIC; and

●	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income and capital gains that we timely distribute (or are deemed to distribute) to our stockholders. We will be subject to U.S. federal income tax imposed at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) any ordinary income and net capital gain income that we recognized in preceding years, but were not distributed during such years, and on which we paid no U.S. federal income tax (the “Excise Tax Distribution Requirement”). While we intend to distribute sufficient income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships” (as defined in the Code) or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

●	diversify our holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

○	no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with paid-in-kind (“PIK”) interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets, and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Distribution Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to U.S. federal income tax.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to U.S. federal income tax.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses indefinitely and use them to offset capital gains. Due to these limits on the deductibility of expenses, over the course of one or more taxable years, we may have, for U.S. federal income tax purposes, taxable income that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a stockholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty may be 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on any “excess distribution” received on, or any gain from the disposition of such shares. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. This additional tax and interest may apply even if we make a distribution as a taxable dividend by us to our stockholders in an amount equal to (1) any excess distribution, or (2) the gain from the dispositions of such shares. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund,” or QEF, in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize income in excess of distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.

If we are a U.S. Shareholder (as defined below) of a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of certain of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly, or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of shares of all classes of shares of such corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement.

Income inclusions from a QEF or CFC will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF or the CFC distributes such income to us in the same taxable year to which the income is included in our income.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

In accordance with certain applicable Treasury regulations and guidance published by the IRS, a RIC that is publicly offered may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.

Failure to Qualify as a RIC

If we fail to qualify for treatment as a RIC, and certain cure provisions are not applicable, we would be subject to U.S. federal tax on all of our taxable income (including our net capital gains) imposed at corporate rates. We would not be able to deduct distributions to our stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain holding period and other limitations under the Code, our corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend, and our non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to U.S. federal income tax imposed at corporate tax rates on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to our stockholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a reduced rate of U.S. federal income tax. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced rate of U.S. federal income tax applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently eligible for a reduced rate of U.S. federal income tax in the case of our stockholders taxed at individual rates, regardless of the U.S. Shareholder’s holding period for his, her or its shares of our common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such stockholder’s shares of our common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Shareholder, and the U.S. Shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. If the amount of tax that a U.S. Shareholder is treated as having paid exceeds the tax such stockholder owes on the capital gain distribution, such excess generally may be refunded or claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Shareholder’s adjusted tax basis for his, her or its shares of our common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a deemed distribution.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to our stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Shareholders on December 31 of the year in which the dividend was declared.

With respect to the reinvestment of dividends, if a U.S. Shareholder owns shares of our common stock registered in its own name, the U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. Shareholder. The U.S. Shareholder will have an adjusted tax basis in the additional shares of our common stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Shareholder’s account.

If an investor purchases shares of our common stock after a dividend has been declared and shortly before the record date of a distribution, the price of the shares will include the value of the distribution. However, the stockholder will be taxed on the distribution as described above, despite the fact that, economically, it may represent a return of his, her or its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in our common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. Shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of recognized net long-term capital gains over recognized net short-term capital losses, subject to certain adjustments), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. Shareholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly and $125,000 in the case of married individuals filing separately) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes gross income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses), reduced by certain deductions allocable to such income. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Under applicable Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

We (or the applicable withholding agent) will send to each of our U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to certain U.S. Shareholders (i) who fail to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such stockholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. Shareholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends if certain disclosure requirements related to U.S. accounts are not satisfied.

If we are not a “publicly offered regulated investment company” for any period, a non-corporate U.S. Shareholder’s pro rata portion of certain of our expenses will be treated as an additional dividend to the shareholder and will not be deductible for non-corporate U.S. taxpayers. A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. We may not qualify as a publicly offered RIC during subsequent taxable years.

A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”).

The direct conduct by a tax-exempt U.S. Shareholder of the activities we propose to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the shareholder’s ownership of our common stock and receipt of dividends with respect to such common stock. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Therefore, a tax-exempt U.S. Shareholder should not be treated as earning income from “debt-financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Legislation has been introduced in Congress in the past, and may be introduced again in the future, which would change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments if enacted. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which we do not currently plan to do, that could result in a tax-exempt U.S. Shareholder recognizing income that would be treated as UBTI.

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in our common stock is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in our common stock by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in our common stock.

Subject to the discussions below concerning backup withholding and FATCA (defined below), distributions of our “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of our distributions will be reported as eligible for this exemption. If the distributions are effectively connected with the conduct of a trade or business in the United States (a “U.S. trade or business”) by the Non-U.S. Shareholder (and if an income tax treaty applies, such distributions are attributable to a permanent establishment maintained by the Non-U.S. Shareholder within the United States), we will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Shareholder that is a foreign trust, and to a foreign partnership and such entities are urged to consult their own tax advisors.)

Subject to the discussions below concerning backup withholding and FATCA (defined below), actual or deemed distributions of our net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of our common stock, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U. S. Shareholder (and if an income tax treaty applies, such distributions or gains, as applicable, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder within the United States).

Under our reinvestment of dividends policy, a Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the Non-U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment maintained by the Non-U.S. Shareholder within the United States), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our common stock. The Non-U.S. Shareholder will have an adjusted tax basis in the additional shares of common stock purchased through the reinvestment equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.

The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisors with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be advisable for a Non-U.S. Shareholder.

We must generally report to our documented Non-U. S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder of our common stock, provided the Non-U.S. Shareholder furnishes to us the required certification as to its non U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Shareholder’s federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

FATCA

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations on issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain financial information associated with the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. Shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

REGULATION AS A CLOSED END FUND

We are a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

●	change our classification to an open-end management investment company;

●	except in each case in accordance with our policies with respect thereto set forth in this registration statement, borrow funds, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

●	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited the SAI or Prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act;

●	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

A majority of our Directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any Director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.

As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred shares, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred shares, of at least 200% immediately after each issuance of such preferred shares. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is equity, except that in each case any such class of indebtedness or equity may be issued in one or more series.

We are generally not able to issue and sell our shares at a price below NAV per share. We may, however, sell our shares at a price below the then-current NAV of our shares if the Board determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares at a price below NAV in rights offerings to existing stockholders, in payment of distributions and in certain other limited circumstances.

As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See “Types of Investments and Related Risk Factors - Risks Related to Our Business and Our Structure.”

Senior Securities

We may borrow funds to make investments. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. We are permitted, under specified conditions, to issue one class of indebtedness and one class of equity senior to the shares offered hereby if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are shares of beneficial interest. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. We are prohibited from protecting any Director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

●	pursuant to Item 16 of Form N-CSR, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

●	pursuant to Item 16 of Form N-CSR, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

DISTRIBUTION POLICY; DIVIDENDS

The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our shareholders will be declared out of assets legally available for distribution. We intend to focus on making investments that provide the opportunity for capital gains. As a consequence, we do not anticipate that we will pay distributions on a quarterly or other basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be much less consistent than the distributions of companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year. Future dividends, if any, will be determined by our Board.

DISTRIBUTION REINVESTMENT PLAN

We have established an “opt-out” distribution reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our shareholders in additional Shares. As a result, if our Board authorizes, and we declare, a cash dividend or other distribution, our shareholders’ distributions will be automatically reinvested in additional Shares, unless they specifically opt-out of the distribution reinvestment plan to receive their cash dividends or distributions in cash.

No action will be required on part of a shareholder to have its cash dividends or distributions reinvested in Shares. A shareholder may elect to have its entire distribution reinvested in cash by electing to opt out of the Fund’s distribution reinvestment plan. To opt out of the plan, a shareholder must provide notice to the Computershare Trust Company, N.A. (the “Plan Administrator”) prior to any dividend/distribution record date. If the Plan Administrator receives your request to opt-out on or after the record date for a dividend, the Plan Administrator may either pay the dividend in cash or reinvest it under the Plan on the next investment date on your behalf. If reinvested, the Plan Administrator may sell the shares purchased and send the proceeds to you, less any applicable fees. Shareholders may contact the Plan Administrator as follows: at www.computershare.com/investor; by calling 1-877-373-6374 (U.S. and Canada) or 1-781-575-2879 (outside U.S. and Canada); or by writing Computershare Trust Company, N.A., P.O. Box 43006, Providence, RI 02940-3006. Be sure to include your name, address, daytime phone number, account social security or tax I.D. number and a reference to RoboStrategy, Inc. on all correspondence.

Those shareholders whose Shares are held by a broker or other financial intermediary may also opt out of the distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

Shareholders who receive dividends and other distributions in the form of Shares are generally subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their dividends and distributions in cash. However, for shareholders whose cash distributions are reinvested in Shares, such shareholder will not receive cash with which to pay applicable taxes on reinvested dividends and distributions. A shareholder’s adjusted tax basis for determining gain or loss upon the sale of Shares received in a dividend or distribution from us will generally be equal to the cash that would have been received if the shareholder had received the dividend or distribution in cash Any Shares received in a dividend or distribution will have a new holding period for tax purposes commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account.

The distribution reinvestment plan will be terminable by us upon notice in writing mailed to each shareholder of record.

CALCULATION OF NET ASSET VALUE

The Fund calculates its NAV as of the close of business on the last business day of each month, as of each date that a Share is offered or repurchased, as of the date of any distribution, and at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, the Fund values its investments as of the relevant Determination Date. The NAV of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s Board. As stated in Rule 2a-5 under the 1940 Act, determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under Rule 2a-5, a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the Directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, has designated the Adviser to perform fair value determinations and act as “valuation designee” for the Fund’s investments.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Fund has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1	quoted prices in active markets for identical securities.

Level 2	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The values of the Fund’s portfolio securities will be based on market prices if readily available. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Price information on listed securities will be taken from the exchange where the security is primarily traded.

If a market quotation for a security is not readily available (as is generally the case with private companies) or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the valuation policies and procedures approved by the Board. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. If the Adviser determines that fair valuation would be appropriate and would result in a measurement that is equally or more representative of fair value or is required, the Adviser may value the security or asset based on its consideration of one or more of a proscribed set of factors, to the extent relevant and available under the circumstance. The valuation policies and procedures govern the Adviser’s selection and application of methodologies for determining and calculating the fair value of Fund investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security may be materially different than the value that could be realized upon the sale of the security.

With respect to the Fund’s investments in SPVs, the Adviser values such investments based on the same methodologies used to value direct equity investments in private companies. The Adviser considers information including, but not limited to, the financial condition of the underlying portfolio company, recent financing rounds, current and forecasted earnings, any private secondary market trading activity, industry and business prospects, and any broker quotes to the extent available. Valuations of SPV investments are adjusted to account for management fees and any carried interest associated with the SPV and are further adjusted based on the volume of secondary market activity.

In considering whether fair valuation is required and in determining fair values, the Adviser may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the New York Stock Exchange close. A significant event is an event that will, with a reasonably high probability, materially affect the value of a security since the closing price of the security was established on an exchange or market, but before the Fund’s NAV calculation. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Significant events generally would be those that are readily ascertainable in the ordinary course of business.

The Valuation Designee may also utilize one or more pricing services or valuation firms to assist in determining a fair value for a security or asset, and may obtain the assistance of others, including, without limitation, the Fund’s accounting agent and an outside independent pricing services in fulfilling its responsibilities.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV and the Fund if the judgments of the Board or the Adviser regarding appropriate valuations should prove incorrect.

LEGAL MATTERS

Eversheds Sutherland (US) LLP, located at 700 Sixth Street, N.W., Suite 700, Washington, DC 20001, serves as our legal counsel. Certain legal matters regarding the validity of the shares offered hereby will be passed upon for us by [   ] located at [   ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP, whose principal business address is located at 171 N. Clark Street, Chicago, Illinois 60601, serves as the Fund’s independent registered public accounting firm, providing audit services.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of our common stock offered by this Prospectus. The registration statement contains additional information about us and the shares of our common stock being offered by this Prospectus.

We file with or submit to the SEC annual, semi-annual, and monthly reports, proxy statements and other information meeting the informational requirements of the Exchange Act and the 1940 Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us by telephone at 787-722-6881, or on our website at https://www.robostrategy.co.

NOTICE OF PRIVACY POLICY AND PRACTICES
PRIVACY NOTICE

FACTS	WHAT DOES ROBOSTRATEGY, INC. (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social security number

● Income

● Assets

● Risk tolerance

● Wire transfer instructions

● Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call: (787) 722-6881 or go to https://www.robostrategy.co/
Who we are
Who is providing this notice?	• RoboStrategy, Inc.
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

1. Enter into an investment advisory contract

2. Seek financial advice

3. Make deposits or withdrawals from your account

4. Tell us about your investment or retirement portfolio

5. Give us your employment history

We may also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

1. sharing for affiliates’ everyday business purposes-information about your creditworthiness

2. affiliates from using your information to market to you

3. sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include companies with a common corporate identity’.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

PROSPECTUS

ROBOSTRATEGY, INC.

24,000,580 Shares of Common Stock

_____, 2026

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund.

The information in this preliminary statement of additional information is not complete and may be changed. The selling securityholders may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 24, 2026

RoboStrategy, Inc.

24,000,580 Shares of Common Stock

STATEMENT OF ADDITIONAL INFORMATION

RoboStrategy, Inc. (the “Fund”) is a non-diversified, closed-end management investment company with a limited operating history. This Statement of Additional Information (“SAI”) relating to shares of common stock does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [ ], 2026. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 787-722-6881. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staffer or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

i

GENERAL INFORMATION ABOUT THE FUND

The Fund is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Maryland corporation on May 23, 2025. The Fund’s principal address is 151 Calle de San Francisco, suite 200, San Juan, Puerto Rico 00901, and its telephone number is 787-722-6881.

INVESTMENT RESTRICTIONS

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding Shares of the Fund are listed below. For the purposes of this SAI, “majority of the outstanding Shares of the Fund” means the vote, at an annual or special meeting of investors, duly called, (a) of 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) of more than 50% of the outstanding Shares of the Fund, whichever is less. The Fund:

(1)	May not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(2)	May not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(3)	May not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4)	May not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(5)	May not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

(6)	May not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(7)	May not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries, except that we will invest more than 25% of the value of our total assets in companies operating in one or more industries within the technology group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry

(8)	Will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in the fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

(9)	Will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques without shareholder approval, including the Fund’s 80% policy to invest in robotics and embodied AI technology companies. The Fund’s investment objective and investment strategies are not fundamental policies of the Fund and may be changed by the Board without the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding Shares provided that any changes to the Fund’s investment objective or 80% policy are communicated to shareholders at least 60 days prior to such change taking place.

The following descriptions of 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing. The 1940 Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or contracts related to commodities, but does require that every investment company have a fundamental investment policy governing such investments. The extent to which the Fund can invest in commodities or contracts related to commodities is set out in the investment strategies and policies described in the Prospectus and this SAI.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance. The Adviser may, but need not, consider industry classifications provided by third parties.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or interests in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund can invest in real estate or interest in real estate to the extent set out in the investment strategies and policies described in the Prospectus and this SAI.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. Further, under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, Rule 18f-4 under the Investment Company Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the Fund complies with the conditions of Rule 18f-4.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

MANAGEMENT OF THE FUND

Board Composition

Our Board consists of five members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The term of our Class I Directors will expire at the 2026 annual meeting of stockholders; the term of any Class II Director will expire at the 2027 annual meeting of stockholders; and the terms of our Class III Directors will expire at the 2028 annual meeting of stockholders.

Nicolas Carter serves as a Class I Director (with a term expiring in 2026); Marc Weinstein and Alex Yeh serve as Class II Directors (with terms expiring 2027); Andrew Kang and J. Michael Fields serve as Class III Directors (with terms expiring in 2028).

A majority of the Board consists of Directors who are not “interested persons” of the Fund, of the Adviser, or of any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).

Consistent with these considerations, after review of all relevant transactions and relationships between each Director, or any of his or her family members, and the Fund, the Adviser, or of any of their respective affiliates, the Board has determined that J. Michael Fields, Nicolas Carter, and Alex Yeh each qualify as Independent Directors. Each Director who serves on the Audit Committee is an “independent director” for purposes of Rule 10A-3 under the Exchange Act.

Directors and Officers

The following tables provide information regarding each of our Directors and Officers.

Independent Directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Nicolas Carter 1992	Director, term expiring 2026, since March 2026	General Partner, Castle Island Ventures (since 2018); Cofounder and Chairman, Coin Metrics (2017-2025)	1	Surus; Mountain Protocol; Mash; Hata; Project Eleven
J. Michael Fields 1973	Director, term expires 2028, since August 2025	Independent Consultant (since 2023); Chief Operating Officer, The Strategic Group (2017-2023)	1

Constitutional Capital Access Fund; Redwood Private Real Estate Private Debt Fund;

Aether Infrastructure & Natural Resources Fund;

Callodine Specialty Income Fund;

Megacorn Fund;

Pursuit Asset-Based Income Fund; Equi Multi-Strategy Fund

Alex Yeh 1995	Director, term expires 2027, since August 2025	Founder & CEO, GMI Cloud (Since 2021); Director, Globaltec Capital (2019 - Present); Partner, Infinity Ventures Capital (2021-2025)	1	None

*The address of each Director is 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901, unless otherwise noted.

Interested Directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Andrew Kang 1993	Director, term expires 2028, since May 2025; President, since May 2025; Chief Executive Officer since May 2026	Founding Partner, Mechanism Capital (since 2020); Managing Member, FP Strategies LLC (since 2025)	1	None
Marc Weinstein 1988	Director, term expires 2027, since May 2025; Chief Operating Officer Since April 2026	Partner, Mechanism Capital (since 2020); Manager, Satya Advisory LLC (since 2021); Managing Member, FP Strategies LLC (since 2025)	1	None

*The address of each Director is 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901, unless otherwise noted.

** Andrew Kang and Marc Weinstein are interested directors because of their positions with the Adviser.

Officers who are not Directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years
Lance Baker 1971	Treasurer, Principal Financial Officer, since August 2025	Founding Partner, NexTier Solutions Inc. (since 2017)
Andy Chica 1975	Chief Compliance Officer, since August 2025	Principal, NexTier Solutions (since 2022); Chief Compliance Officer and Compliance Director, Cipperman Compliance Services, LLC (2019 to 2022)
Bill Hughes** 1980	Secretary, since July 2026	Vice President, Legal & Policy, FP Strategies LLC (since 2026); Senior Counsel & Director of Global Regulatory Matters, ConsenSys (software development) (2021 to 2026).

*The address of each officer is P.O. Box 847, Morrisville, North Carolina 27560, unless otherwise noted.

** The address for Bill Hughes is 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901.

Biographical Information

Brief biographies of our officers and Directors are set forth below. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable Director should serve on our Board at this time.

Nicolas Carter serves as a Director. He has served as General Partner of Castle Island Ventures, a blockchain-focused venture capital fund based in Boston, Massachusetts, since June 2018. He co-founded and was Chairman of Coin Metrics, a crypto capital markets data and analytics platform, between January 2017 and July 2025. Mr. Carter currently serves as a board member of Project Eleven (since January 2026), Surus (since February 2025), Mountain Protocol (since August 2024), and Mash (since February 2023). He previously served as a compensated advisor to Core Scientific from June 2022 to December 2024 and was on the board of Hata between October 2024 and March 2026. Mr. Carter holds a Master of Science in Finance and Investment from the University of Edinburgh and a Bachelor of Arts in Philosophy and International Relations from the University of St Andrews (2010-2014).

J. Michael Fields serves as a Director. Mr. Fields has more than 20 years of experience in the financial services industry, including experience serving as a consultant and executive officer of financial services companies. Mr. Fields also serves on multiple registered investment company boards as an independent director. Mr. Fields currently serves as an independent consultant. Prior to this, from 2017 to 2023, Mr. Fields was the Chief Operating Officer at the Strategic Group, a holding company for private real estate assets. Mr. Fields’ extensive experience in the financial services sector, and as a member of various investment company boards make him qualified to serve as a director of the Fund. Mr. Fields holds an MBA from University of Central Florida and Bachelor of Science from the University of Florida.

Alex Yeh serves as a Director. Mr. Yeh is an entrepreneur and investor with a broad range of experience across venture capital, financial services, and cloud infrastructure. He is currently the Founder and Chief Executive Officer of GMI Cloud, an AI-native cloud infrastructure provider serving enterprise customers in the United States and Asia. Since 2019, he has also been a Director at Globaltec Capital, where he oversees portfolio management and asset allocation across direct investments and fund-of-fund strategies. Mr. Yeh previously served as a Partner at IVC, a Web3-focused venture firm, and as an Entrepreneur in Residence at HOF Capital. Earlier in his career, he worked in venture and investment banking roles at Mesh Ventures and Credit Suisse. Mr. Yeh holds a Bachelor of Applied Science in Materials Science Engineering from The Johns Hopkins University, with a minor in Entrepreneurship and Management. Mr. Yeh’s operational leadership, cross-border investment experience, and deep understanding of emerging technologies qualify him to serve as a Director of the Fund.

Andrew Kang serves as a Director, the Chair of the Board, and as the President and Chief Executive Officer of the Fund. Mr. Kang is a respected investor and entrepreneur known for his analytical rigor and deep expertise in digital asset markets. Mr. Kang founded Mechanism Capital in 2020. As the Founding Partner of Mechanism Capital, he has played a pivotal role in identifying and supporting early-stage blockchain ventures and DeFi protocols.

In recent years, Mr. Kang has expanded Mechanism’s mandate into frontier technologies, leading investments across artificial intelligence, robotics, longevity, and advanced energy systems. He was an early investor in Figure AI and Apptronik, two of the world’s leading humanoid robotics companies.

Mr. Kang’s background in structured finance and derivatives informs his data-driven approach to financial due diligence, consistently guiding sound investment decisions that are at the cutting edge of technology. His commitment to transparent research and high-conviction investing continues to influence both emerging projects and established institutions across the digital finance and deep tech ecosystems. He holds a degree from Emory University.

Marc Weinstein serves as a Director and as the Chief Operating Officer of the Fund. Mr. Weinstein is a seasoned finance professional and investor with a proven track record across capital markets and early-stage ventures. He started his career in investment banking at Jefferies and Morgan Stanley, then became an entrepreneur with his first company, TINCO. TINCO was built to protect investors from the inflationary impact of quantitative easing.

After TINCO, Mr. Weinstein built and sold 90sFest, a leading business in the live entertainment industry. In 2017, after selling 90sFest, Mr. Weinstein joined the digital assets industry full time as Principal at Wave Financial, one of the first registered investment advisors focused on digital assets. He led Wave’s venture capital business leading investments into dozens of protocols like NEAR and Securitize.

In 2020, Mr. Weinstein joined Mechanism Capital as a General Partner where he leads the venture investment team. For the last five years, Mr. Weinstein has also been an active angel investor in deep tech sectors-including robotics, AI, longevity, and national defense. He has led investments into nearly two hundred portfolio companies since his start as a venture capital investor. Mr. Weinstein graduated from Wharton with a BSc in Economics in 2010.

Lance Baker serves as Chief Financial Officer of the Fund, and is the Founder, Principal, and President of NexTier Solutions. He has over 25 years of professional experience in financial management and corporate accounting. Mr. Baker attended UNC Kenan-Flagler Business School, with a BS in Business Administration and an MAC in Accounting.

Andy Chica serves as Chief Compliance Officer of the Fund, and is a Principal of NexTier Solutions and is responsible for the growth and development of the outsourced Chief Compliance Officer solution service offering. Mr. Chica has over 20 years of experience in the financial services industry working in dedicated compliance roles for asset managers and registered funds. From 2019 until he joined NexTier Solutions in January 2022, Mr. Chica was the Director of Compliance at a compliance consulting firm where he was responsible for serving over 15 clients with over 9 separate CCO engagements. Prior to serving as an outsourced CCO, Mr. Chica served as in-house Chief Compliance Officer of Hatteras Investment Partners from 2007 to 2019 where he was also a partner and member of the firm’s Executive Management Committee. Prior to his role at Hatteras, Mr. Chica was the Compliance Director for UMB Fund Services, Inc., and Vice President of Compliance with U.S. Bank Global Fund Services. Mr. Chica is a graduate of the University of Notre Dame with a BBA in Accounting.

The directors shall serve until the completion of their respective terms, and until their successors are duly elected and qualify. A Board member may resign upon written notice to the other members and may only be removed for cause by a vote of the investors holding not less than two-thirds of the total number of votes eligible to be cast by all investors. Any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the departing board member, and until a successor is elected and qualifies.

Bill Hughes serves as Secretary of the Fund and is the Vice President of Legal and Policy at FP Strategies LLC. He shapes the firm’s public policy engagement on humanoid robotics and physical AI while leading its legal and compliance functions. He was previously Senior Counsel and Director of Global Regulatory Matters at MetaMask, and has served as a legal advisor to Ethereal Ventures, a director of the Blockchain Association, an Associate Deputy Attorney General at the Department of Justice, and a Special Assistant to the President at the White House. Before going in-house and his government service, he was an attorney at Sullivan & Cromwell. Mr. Hughes received a B.A. in History and Mathematics from Vanderbilt University, and a J.D. from the University of Virginia School of Law.

Board Leadership Structure and Role in Risk Oversight

Overall responsibility for our oversight rests with the Board. We have entered into the Advisory Agreement pursuant to which the Adviser will manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and our other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our charter. The Board is composed of five members, three of whom are Independent Directors. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Andrew Kang to serve in the role of Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other Directors generally between meetings. The Chair serves as a key point person for dealings between management and the Directors. The Chair also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board believes that its leadership structure is appropriate in light of the Fund’s characteristics and circumstances because the structure allocates areas of responsibility among the individual Directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board.

We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual Directors or any group or committee of Directors, correspondence should be addressed to the Board or any such individual Directors or group or committee of Directors by either name or title. All such correspondence should be sent to RoboStrategy Inc., 151 Calle de San Francisco, Suite 200, San Juan Puerto Rico 00901, Attention: Chair of the Audit Committee.

Board Committees

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

●	assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm;

●	prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement;

●	oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements;

●	accounting and financial reporting policies and internal controls;

●	determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof;

●	pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and

●	acts as a liaison between our independent registered public accounting firm and the Board.

J. Michael Fields, Nicolas Carter, and Alex Yeh are members of the Audit Committee and J. Michael Fields serves as Chair.

Our Board has determined that each Audit Committee member meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. Our Board has determined that J. Michael Fields is an audit committee financial expert as defined under SEC rules.

Nominating and Corporate Governance Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating and Corporate Governance Committee:

●	recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between stockholder meetings;

●	makes recommendations with regard to the tenure of the Directors;

●	is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

●	advises the Board on corporate governance matters generally.

The Nominating and Corporate Governance Committee will consider for nomination to the Board candidates submitted by our stockholders or from other sources it deems appropriate.

J. Michael Fields, Nicolas Carter, and Alex Yeh are members of the Nominating and Corporate Governance Committee and Alex Yeh serves as Chair.

Compensation Committee

In accordance with its written charter adopted by the Board, the Compensation Committee (i) reviews and approves the compensation, if any, paid by the Fund to each of the Fund’s executive officers, including reimbursement by the Fund of the allocable portion of the compensation of the Fund’s Chief Financial Officer and Chief Compliance Officer, (ii) has primary responsibility for periodically reviewing and recommending for approval by the Board the compensation, if any, paid to directors who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and (iii) oversees the Fund’s compensation policies generally and makes recommendations to the Board regarding any incentive compensation and equity-based plans of the Fund that are subject to Board approval.

J. Michael Fields, Nicolas Carter, and Alex Yeh are members of the Compensation Committee and the Chair of the committee is Nicolas Carter.

Director Nominations

Nomination for election as a Director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by stockholders in compliance with the procedures set forth in our bylaws. Our Nominating and Corporate Governance Committee will consider qualified Director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding Director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each Director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our securities owned, if any; and, a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our stockholders.

Stockholder proposals or director nominations to be presented at the annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Fund not earlier than the 150th day prior to the one year anniversary of the date the Fund’s proxy statement for the preceding year’s annual meeting, or later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:

●	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

●	whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

●	whether the individual is willing and able to devote sufficient time to the affairs of the Fund and be diligent in fulfilling the responsibilities of a director and Board committee member;

●	whether the individual has the capacity and desire to represent the balanced, best interests of the stockholder as a whole and not a special interest group or constituency; and

●	whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to the Fund a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider other factors as they may deem are in the best interests of the Fund and its stockholders. The Board also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm, if necessary.

Director Compensation

The following table sets forth the compensation expected to be received by our Directors for the year ending August 31, 2026. The Fund does not maintain a pension plan or retirement plan for any of the Directors.

Name	Aggregate Compensation From Fund	Total Compensation from Fund and Fund Complex Paid to Directors
Interested Directors
Andrew Kang	-	-
Marc Weinstein	-	-
Independent Directors
Nicolas Carter	$40,000	$40,000
J. Michael Fields	$50,000	$50,000
Alex Yeh	$50,000	$50,000

No compensation is paid to our Directors considered to be “interested persons” as defined in the 1940 Act. Our Independent Directors who do not also serve in an officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person Board and committee meetings and annual fees for serving as a committee chairperson.

The Independent Directors receive an annual fee of $40,000, with the Chair of the Audit Committee and Nominating Committee each receiving an additional $10,000 fee. The Independent Directors do not receive additional fees for attending regular quarterly meetings, however, Independent Directors will receive an additional fee of $2,500 for any special meeting. They also receive reimbursements of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular Board meeting.

Officer Compensation

Except as specified in the Advisory Agreement, none of our officers who are also officers or employees of our Adviser will receive direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or officers of our Adviser or by individuals who were contracted by us or our Adviser to work on our behalf.

Director Ownership of Common Stock

The table below sets forth the dollar range of the value of our common stock that is owned beneficially by each Director as of July 31, 2026. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Fund(1)(2)	Dollar Range of Equity Securities in the Fund Complex(1)(2)
Interested Directors
Andrew Kang	Over $100,000	Over $100,000
Marc Weinstein	Over $100,000	Over $100,000
Independent Directors
J. Michael Fields	$50,001 - $100,000	Over $100,000
Alex Yeh	None	None
Nicolas Carter	$50,001 - $100,000	Over $100,000
(1)	Dollar ranges are as follows: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or over $100,000.
(2)	Value based on July 31, 2026 closing price for the Fund’s shares of $25.98.

Code of Ethics

We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-l under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website at https://www.robostrategy.co/. The code of ethics is attached as an exhibit hereto and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth the beneficial ownership as indicated in the Fund’s books and records of each current Director, the Fund’s officers, the officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.

The table shows such ownership as of July 31, 2026.

Name and Address	Shares owned	Percentage(1)
Interested Directors
Andrew Kang(2)*	9,870,372	40.71%
Marc Weinstein(3)*	996,031	4.11%
Independent Directors
Nicolas Carter*	10,000	0.04%
J. Michael Fields*	10,000	0.04%
Alex Yeh*	0	0
Officers
Lance Baker P.O. Box 847 Morrisville, North Carolina 27560	0	0
Andy Chica P.O. Box 847 Morrisville, North Carolina 27560	0	0
All officers and Directors as a group (7 persons)	10,866,403	44.90%

*The address for this Director and/or officer is c/o 151 Calle de San Francisco, Suite 200, San Juan Puerto Rico 00901.

(1)	Percentage based on 24,247,200 shares issued and outstanding as of July 31, 2026.

(2)	Andrew Kang is the beneficial owner of 3,725,000 shares of the Fund through Dry Thunder LLC, 1,774,685 shares of the Fund through Android 20 LLC and, 2,027,687 shares of the Fund through Android 21 LLC, and 289,000 shares of the Fund through FP Strategies LLC and its subsidiary, each of which he controls.

(3)	Marc Weinstein is the beneficial owner of 750,000 shares of the Fund through Satya Management LLC and 195,031 shares of the Fund through Satya Robo Holdings LLC, each of which he controls. He is also the beneficial owner of 51,000 shares of the Fund through FP Strategies LLC and its subsidiary.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

The Adviser

The Adviser was formed on June 16, 2025 as a limited liability company under the laws of Puerto Rico. The principal address of the Adviser is 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901, and its phone number is (787) 722-6881. The Adviser is owned and controlled by its members, Andrew Kang and Marc Weinstein.

The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser will provide investment advice to, and manage the day-to-day business and affairs of the Fund, in each case under the ultimate supervision of, and subject to any policies established by the Board.

Pursuant to the Advisory Agreement, the Adviser will be responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. The Advisory Agreement has an initial two-year term and thereafter will continue in effect from year to year if its continuance is approved annually by the Board. The Advisory Agreement is terminable without penalty on 60 days’ prior written notice by the Board or by the Adviser.

In consideration of the management and administrative services provided by the Adviser to the Fund, the Fund pays on a monthly basis, out of its assets, the Management Fee at the annual rate of 2.5% of the Fund’s average value of the Fund’s gross assets (including assets purchased with borrowed amounts) at the end of the two most recently completed calendar months.

Portfolio Management

Andrew Kang and Marc Weinstein are responsible for the day-to-day management of the Fund’s portfolio.

Other Accounts Managed by the Portfolio Managers

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of June 30, 2026:

	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Andrew Kang
Registered Investment Companies	-	$ -	-	$ -
Other Pooled Investment Vehicles	9	$ 129.4	7	$ 90.6
Other Accounts	-	$ -	-	$ -
Marc Weinstein
Registered Investment Companies	-	$ -	-	$ -
Other Pooled Investment Vehicles	-	$ -	-	$ -
Other Accounts	-	$ -	-	$ -

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation:

The portfolio managers currently receive no compensation beyond their ownership in the Adviser and the Fund.

Securities Ownership of Portfolio Managers

The table below shows the dollar range of shares of our common stock be beneficially owned by the portfolio managers as of July 31, 2026 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Name	Dollar Range of Equity Securities in the Fund(1)(2)
Andrew Kang	Over $1,000,000
Marc Weinstein	Over $1,000,000

1.	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

2.	Value based on July 31, 2026 closing price for the Fund’s shares of $25.98.

Portfolio Manager Conflicts of Interest

The Fund’s portfolio managers have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. These other relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the portfolio managers, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. The Adviser and its affiliates have entered into, and may in the future enter into, additional business arrangements with certain of our stockholders. More information regarding conflicts of interest is included in the section below entitled “Conflicts of Interest.”

Administrator and Accounting Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bancorp Global Fund Services, LLC (the “Administrator”) with offices located at 777 East Wisconsin Avenue, 4th Floor, Milwaukee, WI 53212, serves as administrator and accounting agent for the Fund. For its services, the Administrator is paid a fee based upon a percentage of the average net assets of the Fund, subject to a minimum annual fee, as well as certain fixed fees and expenses.

Transfer Agent

Computershare Trust Company, N.A. (the “Transfer Agent”) located at 150 Royall Street, Canton, Massachusetts 02021, serves as transfer agent and registrar for the Fund pursuant to a Transfer Agency and Service Agreement between the Fund, the Transfer Agent and Computershare, Inc.

Custodian

U.S. Bank, N.A. (the “Custodian”), with principal offices at 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

CONFLICTS OF INTEREST

The Adviser or its affiliates provide or may provide investment advisory and other services to various entities. The Adviser, and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, “Other Accounts”). The Fund has no interest in these activities. The Adviser and its affiliates may receive payments from private equity sponsors or others in connection with such activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser also intends to compensate, from its own profits from managing the Fund or other resources, brokers, dealers or other financial intermediaries in connection with the distribution of Shares and also in connection with various other services including those related to the support and conduct of due diligence, investor account maintenance, the provision of information and support services to clients and the inclusion on preferred provider lists. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, the success or overall net revenues of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Each financial intermediary also may charge investors, at the financial intermediary’s discretion, a placement fee based on the purchase price of Shares purchased by the investor. All or a portion of such compensation may be paid by a financial intermediary to the financial advisory personnel involved in the sale of Shares. As a result of the various payments that broker-dealer, investment advisor or financial intermediaries may receive from investors and the Adviser, the amount of compensation that any financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for financial intermediaries to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, portfolio companies or investment vehicles managed or sponsored by the Adviser may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund. Such entities may compete with the Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in portfolio companies may do so on terms that are more favorable than those of the Fund.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests, which may conflict with those of the Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, placement agent, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender. A financial intermediary may provide certain such services to the Fund in connection with the Fund obtaining a credit facility, if any.

In addition, issuers of securities held by the Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund and may have an effect on the value of the positions so held or may result in a financial intermediary having an interest in the issuer adverse to the Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing issuers in which the Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund, including with respect to fees and the right to receive information.

Set out below in “Participation in Investment Opportunities” and “Other Matters” are practices that the Adviser may follow.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts that are the same as, different from or made at a different time than positions taken for the Fund.

Other Matters

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, Advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Since the Fund intends to generally acquire and dispose of its investments in privately negotiated transactions, it expects to infrequently use brokers in the normal course of its business. Subject to policies established by the Board, the Adviser will be responsible for the execution of the publicly traded securities portion of the Fund’s portfolio transactions, if any, and the allocation of brokerage commissions. The Adviser will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser will generally seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated the voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser generally votes to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser generally votes in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser generally votes in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser seeks to avoid any direct or indirect conflict of interest presented by the voting decision.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 787-722-6881; (2) on the Fund’s website (https://www.robostrategy.co/); (3) by emailing ir@fpstrategies.io; and (4) on the SEC’s website at www.sec.gov. In addition, copies of the Fund’s proxy voting policies and procedures are also available by calling 787-722-6881 and will be sent within three business days of receipt of a request.

LEGAL MATTERS

Eversheds Sutherland (US) LLP, located at 700 Sixth Street, N.W., Suite 700, Washington, DC 20001, serves as our legal counsel. Certain legal matters regarding the validity of the shares offered hereby will be passed upon for us by [    ], located at [    ].

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC doing business as U.S. Bancorp Global Fund Services, LLC serves as our administrator and fund accountant. U.S. Bancorp Global Fund Services has its principal offices at 777 East Wisconsin Avenue, 4th Floor, Milwaukee, WI 53212.

Our portfolio securities are held pursuant to a custodian agreement between us and U.S. Bank National Association. The principal business address of U.S. Bank National Association is 5065 Wooster Road, Cincinnati, Ohio 45226.

Computershare Trust Company, N.A., serves as our transfer agent, distribution paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is 150 Royall Street, Canton, Massachusetts 02021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP, is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. Grant Thornton LLP is located at 171 N. Clark Street, Chicago, Illinois 60601.

FINANCIAL STATEMENTS

The following financial statements of RoboStrategy, Inc. are included in this statement of additional information:

Table of Contents

RoboStrategy, Inc.

RoboStrategy Inc.

Schedule of Investments

As of February 28, 2026 (Unaudited)

Description:	Shares	Fair Value $

Private Investments, at fair value 92.19%

Preferred Stock - 52.18%
Robotics - 50.81%
Allonic, Inc. - Pre-seed Preferred Stock (a)(b)(c)	154,798	$297,349
Apptronik, Inc - Series 1 Seed Preferred Stock (a)(b)(c)	513,046	17,746,859
Dexmate Inc. - Series 1 Seed Preferred Stock (a)(b)(c)	1,740,280	9,999,997
Dyna Robotics Inc. - Series A Preferred Stock(a)(b)(c)	1,491,163	37,249,997
Endiatx Inc. - Series A Preferred Stock(a)(b)(c)	285,322	499,998
Path Robotics, Inc. - Series D Preferred Stock(a)(b)(c)	773,660	5,999,996
REK, Inc. - Series 1 Seed Preferred Stock(a)(b)(c)	1,875,891	2,500,000
		74,294,196

Artificial Intelligence - 1.37%
GMI Cloud SAFE (a)(b)(c)	1	2,000,000
		2,000,000
Total Preferred Stock		76,294,196

Special Purpose Vehicles - 40.01%
Robotics - 40.01%
AP-1125 Fund V, a series of Capital Factory, LP (invested in Apptronik Inc Series A-1, A-2, and Seed 1 Preferred Stock) (a)(b)(c)(d)	2	19,503,143
NV Figure AI Series B QP Partners, LLC (economic exposure to Figure AI, Inc. Series B Preferred Stock) (a)(b)(c)(d)	1	37,250,000
PU-1003 Fund I, a Series of the Master partnership (invested in Purple Rhombus LLC SAFE Note) (a)(b)(c)(d)	1	250,000
Robostrategy DDGT LLC (invested in Cyan Robotics, Inc. SAFE) (a)(b)(c)(d)	1	1,500,000
Total Special Purpose Vehicles		58,503,143

Total Private Investments		$134,797,339

Common Stock - 0.00%
Retail - 0.00%
Berkshire Hathaway Inc-Cl B (a)	1	500
Total Common Stock		500

Total Investments - (Cost - $134,797,839) - 92.19%		134,797,839

Other Assets/Other Liabilities - 7.81%		11,415,541
Net Assets Applicable to Common Shares - 100.0%		$146,213,380

At February 28, 2026, the tax basis cost of the Fund's investments was $134,797,839 and the unrealized appreciation was $0.

(a)	Non-income producing security.

(b)	Level 3 securities fair valued using significant unoberservable inputs.

(c)	Restricted investments as to resale.

(d)	The Fund has a direct investment in an SPV which has invested in an underlying portfolio company. The number of units presented, if applicable, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure.

RoboStrategy, Inc.

Statement of Assets and Liabilities

As of February 28, 2026 (Unaudited)

ASSETS
Investments at fair value (cost $134,797,839)	$134,797,839
Cash	12,029,353
Deferred Offering Costs, Net (Note 5)	327,723
Prepaid Expenses	8,936
Total assets	$147,163,851

LIABILITIES
Accrued Expenses	$357,143
Payable to Investment Adviser	593,328
Total liabilities	$950,471

Net assets	$146,213,380

TOTAL EQUITY:
Subscriptions	$149,082,251
Accumulated Deficit	$(2,868,871)
Total equity	$146,213,380

Shares of common stock outstanding, (500,000,000 shares authorized with par value of $0.001 per share)	19,908,968
Net asset value per share	$7.34

RoboStrategy, Inc.

Statement of Operations

For the Period From September 5, 2025 (Commencement of Operations) through
February 28, 2026 (Unaudited)

EXPENSES:
Management Fees	$1,732,125
Organizational Expenses (Note 5)	498,783
Amortization of Deferred Offering Costs (Note 5)	147,423
Professional Fees	126,283
Fund Administrator Expenses	74,781
Directors' Fees	69,607
Legal Expenses	64,588
Portfolio Expenses	41,579
Transfer Agent Fees	36,874
Insurance	9,863
Custody Expenses	4,900
Other Expenses	62,065
Total expenses	2,868,871
Net investment loss	$(2,868,871)
Net decrease in net assets resulting from operations	$(2,868,871)

RoboStrategy, Inc.

Statement of Changes in Net Assets

For the period September 5, 2025 (Commencement of Operations) through
February 28, 2026 (Unaudited)

Net assets, September 5, 2025 (Commencement of Operations)

Proceeds from Issuance of Shares	$149,082,251
Net investment income (loss)	(2,868,871)
Net decrease in net assets from operations	(2,868,871)
Net assets, February 28, 2026	$146,213,380

Capital share activity
Issuance of shares	19,908,968
Shares outstanding, February 28, 2026	19,908,968

RoboStrategy, Inc.

Statement of Cash Flows

For the period September 5, 2025 (Commencement of Operations) through
February 28, 2026 (Unaudited)

Cash flows from operating activities
Net decrease in net assets from operations	$(2,868,871)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of privately held investments	(134,797,839)
Amortization of Deferred Offering Costs	147,423
Changes in assets and liabilities:
Prepaid expenses	(8,936)
Payable to Investment Adviser	593,328
Accrued expenses	357,143
Net cash used in operating activities	(136,577,752)

Cash flows from financing activities
Proceeds from Issuance of Shares	149,082,251
Deferred offering costs paid	(475,146)
Net cash provided by financing activities	148,607,105
Net increase in cash and cash equivalents	12,029,353
Cash and cash equivalents, beginning of period	-
Cash and cash equivalents, end of period	$12,029,353

RoboStrategy, Inc.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

February 28, 2026

1.	Organization

RoboStrategy, Inc. (the “Fund”) was organized as a Maryland corporation on May 23, 2025, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is non-diversified for the purposes of the 1940 Act. The Fund is governed by its Board of Directors (the “Board”). The Investment adviser to the Fund is FP Strategies LLC (the “Adviser”).

The Fund’s authorized capital stock consists of 500,000,000 shares of common stock, par value $0.001 per share and no shares of preferred stock. All shares of the Fund’s common stock have equal rights as to earnings, assets, voting, and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of the Fund’s common stock if, as and when authorized by the Board and declared by the Fund out of the funds legally available.

The Fund seeks to meet its investment objective by investing primarily in equity and equity-linked securities of private and public companies operating in the fields of robotics and embodied AI. These portfolio companies may include issuers of common stock, preferred equity, or convertible debt instruments that can convert into such equity interests (and are herein collectively referred to as “equity securities”). The Fund seeks to construct a high-conviction, thematically aligned portfolio of 20 to 30 positions. Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity and equity-linked securities of robotics and embodied AI technology companies principally based in the United States.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

(a)	Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(b)	Cash

On February 28, 2026, the Fund held cash of $12,029,353 in a custody account at U.S. Bank N.A., which is insured up to $250,000 by the Federal Deposit Insurance Corporation (FDIC). The Fund maintains its cash and cash equivalents in financial institutions at levels that have historically exceeded federally-insured limits.

RoboStrategy, Inc.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

February 28, 2026

2.	Summary of Significant Accounting Policies (cont.)

(c)	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(d)	Federal Income Taxes

The Fund’s first tax year end will be August 31, 2026. While the Fund intends to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“RIC”) the Fund has yet to meet the diversification requirements in order to be taxed as a RIC as of February 28, 2026. The Fund is currently a corporation for U.S. federal income tax purposes. In the future, if the Fund qualifies as a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. When the Fund qualifies as a RIC, no federal income tax provision will be required.

The Fund has not determined the financial impact of the current classification as a corporation for U.S. federal income tax purposes. The financial impact of this classification cannot currently be estimated, as the Fund is currently in a net loss situation.

(e)	Distribution of Income and Capital Gains

The timing and amount of distributions, if any, will be determined by the Board. Any distributions to the shareholders will be declared out of assets legally available for distribution. The Fund intends to focus on making investments that provide the opportunity for capital gains. As a consequence, the Fund does not anticipate that it will pay distributions on a quarterly or other basis or become a predictable distributor of distributions, and the Fund expects that distributions, if any, will be much less consistent than the distributions of companies that primarily make debt investments. The specific tax characteristics of any distributions will be reported to shareholders after the end of the calendar year.

(f)	Commitments, Contingencies, and Indemnification

The Fund indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects this risk of loss due to these warranties and indemnities to be remote.

RoboStrategy, Inc.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

February 28, 2026

3.	Fair Value Measurements

Fair Value Measurement

ASC 820 defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (i.e., an exit price). The Fund determines the fair value of its investments consistent with ASC 820 and Rule 2a-5 under the 1940 Act.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the Fund’s Valuation Designee to perform fair value determinations in good faith, subject to the Board’s oversight.

Fair Value Hierarchy

ASC 820 establishes a three-level hierarchy for inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets and the lowest priority to unobservable inputs.

The three levels of inputs are defined as follows:

Level 1-Quoted Prices in Active Markets

Unadjusted quoted prices in active markets for identical assets that the Fund has the ability to access at the measurement date.

Level 2-Other Significant Observable Inputs

Inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly. These inputs may include:

•	Quoted prices for similar assets in active markets

•	Quoted prices for identical or similar assets in markets that are not active

•	Interest rates, yield curves, credit spreads, prepayment speeds, default rates, or other observable market data

Level 3-Significant Unobservable Inputs

Inputs that are unobservable and reflect the Adviser’s own assumptions about the assumptions market participants would use in pricing the asset. These valuations require significant judgment.

The level in the fair value hierarchy within which an investment is classified is based on the lowest level input that is significant to the fair value measurement in its entirety.

RoboStrategy, Inc.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

February 28, 2026

3.	Fair Value Measurements (cont.)

Valuation Techniques

Publicly Traded Securities

Investments in publicly traded securities are generally valued at the official closing price (or last reported sale price) on the primary exchange on which the security is traded as of the close of business on the valuation date. These investments are typically classified within Level 1 of the fair value hierarchy unless trading activity is limited or the market is not active.

Investments Valued Using Observable Inputs

Investments for which quoted prices are not readily available but for which observable inputs exist are valued using market-based approaches, including reference to comparable securities or other observable market data. These investments are generally classified within Level 2.

Private Investments and Other Illiquid Securities

Private investments and other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser, as Valuation Designee, in accordance with the Fund’s valuation policies and procedures.

Valuation methodologies may include, but are not limited to:

•	Discounted cash flow analyses

•	Income or market approaches

•	Recent third-party transactions in the subject investment

•	Comparable company or transaction multiples

•	Independent third-party appraisals

Such investments are generally classified within Level 3 of the fair value hierarchy due to the use of significant unobservable inputs.

In certain circumstances, the Fund may elect to measure the fair value of investments in other funds or pooled investment vehicles using the net asset value (“NAV”) per share (or its equivalent) as a practical expedient in accordance with ASC 820. Investments valued using NAV as a practical expedient are not categorized within the fair value hierarchy.

Fair Value Adjustments

In determining fair value, adjustments may be made to reflect factors including, but not limited to:

•	Capital structure and priority of securities

•	Credit and market risk

•	Restrictions on resale or transfer

RoboStrategy, Inc.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

February 28, 2026

3.	Fair Value Measurements (cont.)

•	Control or minority ownership considerations

•	Liquidity considerations

Because of the inherent uncertainty of valuation, the values determined may differ materially from the values that would have been realized had a ready market existed for such investments.

Net Asset Value

The Fund determines the fair value of its investments and calculates its net asset value (“NAV”) as of the close of business on the last business day of each fiscal quarter, or at such other times as determined in accordance with the Fund’s governing documents and valuation policies.

Realized and Unrealized Gains and Losses

Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are determined using the specific identification method for financial reporting purposes.

Changes in the fair value of investments are recorded as unrealized appreciation or depreciation in the Statement of Operations. Upon disposition of an investment, the difference between the net proceeds received and the cost of the investment is recognized as a realized gain or loss in the Statement of Operations.

The following table summarizes the levels within the fair value hierarchy for the Fund’s assets measured at fair value as of February 28, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$500	$-	$-	$500
Convertible Notes	-	-	-	-
Preferred Stocks	-	-	76,294,196	76,294,196
Special Purpose Vehicles (a)	-	-	58,503,143	58,503,143
Money Market Funds	-	-	-	-
Total	$500	$-	$134,797,339	$134,797,839

(a)	Investments in securities may include private investments vehicles formed to invest in a particular portfolio company that rely on an exemption from the 1940 Act pursuant to section 3(c)(1) or section 3(c)(7) (“special purpose vehicles” or “SPVs”). These investments are recorded on the trade date, the date on which the Fund agrees to purchase or sell the securities.

RoboStrategy, Inc.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

February 28, 2026

3.	Fair Value Measurements (cont.)

The changes in fair value of investments and liabilities for which the Fund has used Level 3 inputs to determine the fair value are as follows:

LEVEL 3 ROLLFORWARD TABLE
	Common Stock	Preferred Stock	Special Purpose Vehicles	Total
Balance as of September 5, 2025 (Commencement of Operations)	$-	$-	$-	$-
Change in Unrealized Appreciation (Depreciation) on Investments	-	-	-	-
Net Realized Gain (Loss) on Investments	-	-	-	-
Purchases of Investments		76,294,196	58,503,143	134,797,339
Sales of Investments	-	-	-	-
Transfer into Level 3	-	-	-	-
Transfer out of Level 3	-	-	-	-
Balance as of February 28, 2026	$-	$76,294,196	$58,503,143	$134,797,339
Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at February 28, 2026	-	-	-	-

Investments classified within Level 3 of the fair value hierarchy represent securities for which significant unobservable inputs are used in determining fair value.

During the reporting period, the fair value of all Level 3 investments was determined based on the price established in the most recent financing round completed by the respective portfolio company, when such transaction was determined to represent an orderly transaction between market participants.

RoboStrategy, Inc.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

February 28, 2026

3.	Fair Value Measurements (cont.)

In evaluating whether the most recent financing round was representative of fair value as of the measurement date, the Adviser, as Valuation Designee, considered factors including, but not limited to:

•	The proximity of the financing transaction to the measurement date

•	Whether the transaction was conducted at arm’s length

•	The nature and terms of the securities issued

•	The rights and preferences of the securities relative to the Fund’s holdings

•	Any changes in the portfolio company’s financial condition, operations, or market conditions since the transaction date

If relevant events or changes in circumstances occurred subsequent to the financing round that were deemed to materially impact value, appropriate adjustments were made to reflect such changes.

Because valuations of Level 3 investments incorporate significant unobservable inputs and involve the application of professional judgment, the resulting fair values may differ materially from the values that would have been realized had a ready market existed for such investments.

4.	Agreements

(a)	Advisory Agreement

Under the terms of the Advisory Agreement between the Fund and the Adviser (the “Agreement”), the Adviser provides investment advice and manage the day-to-day business and affairs of the Fund, in each case under the ultimate supervision of the Board. Pursuant to the Advisory Agreement, the Fund pays out of its assets, the Management Fee at the annual rate of 2.5% of the Fund’s average value of the Fund’s gross assets (including assets purchased with borrowed amounts) at the end of the two most recently completed calendar month-ends.

The Advisory Agreement was approved at the Fund’s organizational Board meeting on August 21, 2025, and was amended at a Board meeting on January 23, 2026. The Advisory Agreement became effective as of September 5, 2025, the date the Fund commenced operations, and shall remain in effect for an initial two-year term, through September 5, 2027 and may be renewed on an annual basis subject to approval from the Board.

As of February 28, 2026, certain Officers of the Fund were also officers or employees of the Adviser. They are as follows: Andrew Kang and Marc Weinstein.

(b)	Administrator, Custodian and Transfer Agent

The custodian to the Fund is U.S. Bank, N.A., at 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212. The administrator to the Fund is U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), an affiliate of U.S. Bank, N.A., located at 777 E. Wisconsin Ave., 4th Floor, Milwaukee, WI 53212. The transfer agent to the Fund is Computershare Trust Company, N.A., at 150 Royall Street, Canton, MA 02021.

RoboStrategy, Inc.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

February 28, 2026

5.	Organization and Offering Costs

Organizational expenses are expensed as incurred, and totaled $498,783 from the date of organization through February 28, 2026.

Offering costs are currently being amortized over a period of 12 months. As of February 28, 2026, the Company had accumulated deferred offering costs totaling $475,147, and $147,423 of related amortization has been recorded within the Statement of Operations through 2/28/26. All remaining offering costs incurred prior to effectiveness of the Registration Statement will be expensed through the Statement of Operations upon effectiveness.

Upon the effectiveness of the Registration Statement, any subsequent deferred offering costs incurred will be charged directly to paid-in-capital.

6.	Related Party Transactions

In connection with the formation of the Fund on May 23, 2025, certain employees of the Adviser and related parties of the Adviser purchased an aggregate of 5,000,000 shares of common stock. These shares were purchased at the par value, $0.001 per share, for a total contribution of $5,000.

The Adviser has paid and has been reimbursed a portion of the organization, registration and offering costs of the Fund. As of February 28, 2026, the Fund owed the Adviser $593,327 in management fees for the months of January and February 2026.

7.	Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part of all your investment in the Fund or your investment may not perform as well as other similar investments.

Liquidity and Valuation Risk - Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some SPVs in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

A substantial portion of the Fund’s investments are illiquid, as determined by using the SEC standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Concentration Risk - Many of the Fund’s investments will be in U.S. private companies operating in the fields of robotics and embodied AI, and therefore will be particularly exposed to the risks attendant to investments in that sector. Investors generally have no assurance as to the degree of diversification of the Fund’s investments, either by geographic region, asset type or sector. Accordingly, a significant portion of the Fund’s investments may be made in relatively few geographic regions, asset types, security types or industry sectors. For example, as of February 28, 2026, approximately 92% of the investment portfolio is invested in private companies operating in the robotics and embodied AI industries. Any such concentration of risk may increase losses suffered by the Fund, which could have a material adverse effect on the Fund’s overall financial condition.

8.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued and has determined that there were no subsequent events to report through the issuance of these financial statements except as noted below.

On April 7, 2026, the Fund held an additional closing, accepting new cash subscriptions totaling $3,652,000, of this amount $3,150,000 related to subscriptions from related parties.

Table of Contents

RoboStrategy, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

grant thornton llp Two Commerce Square 2001 Market St., Suite 800 Philadelphia, PA 19103 D +1 215 561 4200 F +1 215 561 1066

Board of Directors and Shareholders

RoboStrategy, Inc.

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of RoboStrategy, Inc. (the “Fund”) as of September 5, 2025, the related statements of operations and changes in net assets for the period from May 23, 2025 (date of organization) through September 5, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 5, 2025, and the results of its operations for the period from May 23, 2025 (date of organization) through September 5, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor since 2025.

Philadelphia, Pennsylvania

January 26, 2026

GT.COM	Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

RoboStrategy, Inc.

STATEMENT OF ASSETS AND LIABILITIES

September 5, 2025

Assets
Cash	$56,527,732
Deferred offering costs (Note 4)	175,517
Prepaid expenses	28,798
Total Assets	56,732,047

Liabilities
Accounts payable	$255,453
Payable to Investment Adviser (Note 4)	94,714
Total Liabilities	350,167
Commitments and Contingencies (Note 2)

Net Assets	$56,381,880

Total Equity
Subscriptions	$56,527,732
Accumulated deficit	(145,852)
Total Equity	$56,381,880

Shares of common stock outstanding, (500,000,000 shares authorized with par value of $0.001 per share)	10,653,500
Net asset value per share	$5.29

The accompanying notes are an integral part of these financial statements.

RoboStrategy, Inc.

STATEMENT OF OPERATIONS

For the Period from May 23, 2025 (Date of Organization) to September 5, 2025

Expenses:
Organizational expenses (Note 4)	$145,852
Total Expenses	145,852

Net Decrease in Net Assets Resulting from Operations	$145,852

The accompanying notes are an integral part of these financial statements.

RoboStrategy, Inc.

STATEMENT OF CHANGES IN NET ASSETS

For the Period from May 23, 2025 (Date of Organization) to September 5, 2025

Change in Net Assets Resulting from Operations
Net Decrease in Net Assets Resulting from Operations	$(145,852)

Change in Net Assets Resulting from Capital Transactions Subscriptions	56,527,732

Net Increase in Net Assets	56,381,880
Net Assets, Beginning of Period	-
Net Assets, End of Period	$56,381,880

The accompanying notes are an integral part of these financial statements.

RoboStrategy, Inc.

NOTES TO THE FINANCIAL STATEMENTS

September 5, 2025

1.	Organization

RoboStrategy, Inc. (the “Fund”) was organized as a Maryland corporation on May 23, 2025, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is non-diversified for the purposes of the 1940 Act. The Fund is governed by its Board of Directors (the “Board”). The Investment adviser to the Fund is FP Strategies LLC (the “Adviser”).

The Fund’s authorized capital stock consists of 500,000,000 shares of common stock, par value $0.001 per share and no shares of preferred stock. All shares of the Fund’s common stock will have equal rights as to earnings, assets, voting, and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of the Fund’s common stock if, as and when authorized by the Board and declared by the Fund out of the funds legally available. There are 10,653,500 shares of common stock outstanding as of September 5, 2025.

The Fund seeks to meet its investment objective by investing primarily in equity and equity-linked securities of private and public companies operating in the fields of robotics and embodied AI. These portfolio companies may include issuers of common stock, preferred equity, or convertible debt instruments that can convert into such equity interests (and are herein collectively referred to as “equity securities”). The Fund seeks to construct a high-conviction, thematically aligned portfolio of 20 to 30 positions, with no more than 25% of net asset value invested in any single company. Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity and equity-linked securities of robotics and embodied AI technology companies principally based in the United States.

The Fund has no operations as of September 5, 2025, other than matters relating to its registration and sale of 10,653,500 shares of the Fund to investors.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

(a)	Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(b)	Cash

On September 5, 2025, the Fund held cash of $56,527,732 in a custody account at U.S. Bank N.A. which is insured up to $250,000 by the Federal Deposit Insurance Corporation (FDIC).

(c)	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(d)	Federal Income Taxes

The Fund is currently a corporation (C-corporation) for tax purposes. The Fund intends to qualify in a subsequent taxable year as a “regulated investment company’ under subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to U.S. federal income tax on its income or gains that it timely distributes (or is deemed to distribute) to shareholders. Therefore, no U.S. federal income tax provision is required. When the Fund qualifies as a regulated investment company, no U.S. federal income tax provision will be required.

(e)	Distribution of Income and Capital Gains

The timing and amount of dividends, if any, will be determined by the Fund Board. Any dividends to our shareholders will be declared out of assets legally available for distribution. We intend to focus on making investments that provide the opportunity for capital gains. As a consequence, we do not anticipate that we will pay distributions on a quarterly or other basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be much less consistent than the distributions of companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year. Future dividends, if any, will be determined by our Board.

(f)	Commitments, Contingencies, and Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects this risk of loss due to these warranties and indemnities to be remote.

3.	Agreements

(a)	Advisory Agreement

Under the terms of the Advisory Agreement between the Fund and the Adviser (the “Agreement”), the Adviser will provide investment advice and manage the day-to-day business and affairs of the Fund, in each case under the ultimate supervision of the Board. Pursuant to the Advisory Agreement, the Fund pays out of its assets, the Management Fee at the annual rate of 2.5% of the Fund’s average value of the Fund’s gross assets (including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters.

The Advisory Agreement, was approved at the Fund’s organizational Board meeting on August 21, 2025. The Advisory Agreement became effective as of September 5, 2025, the date the Fund commenced operations, and shall remain in effect for an initial two-year term, through September 5, 2027 and may be renewed on an annual basis subject to approval from the Board.

As of September 5, 2025, certain Officers of the Fund were also officers or employees of the Adviser. They are as follows: Andrew Kang and Marc Weinstein.

(b)	Administrator, Custodian and Transfer Agent

At commencement of the Fund’s investment operations, the custodian to the Fund will be U.S. Bank, N.A., at 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212. At commencement of the Fund’s investment operations, the administrator to the Fund will be U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), an affiliate of U.S. Bank, N.A., located at 777 E. Wisconsin Ave., 4th Floor, Milwaukee, WI 53212. At commencement of the Fund’s investment operations, the transfer agent to the Fund will be Computershare Trust Company, N.A., at 150 Royall Street, Canton, MA 02021.

4.	Organization and Offering Costs

Organizational costs are expensed as incurred, and totaled $145,852 from the date of organization through September 5, 2025. As of September 5, 2025, the Company had capitalized deferred offering costs of $175,517, which are expected to be amortized over the first 12 months of the Fund’s operations.

5.	Related Party Transactions

In connection with the formation of the Fund on June 17, 2025, certain employees of the Adviser and related parties of the Adviser purchased an aggregate of 5,000,000 shares of common stock. These shares were purchased at the par value per share.

The Adviser has paid and will be reimbursed the organization, registration and offering costs of $94,714 on behalf of the Fund. This amount is presented on the Statement of Assets and Liabilities as Payable to Investment Adviser.

6.	Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part of all your investment in the Fund or your investment may not perform as well as other similar investments.

7.	Subsequent Events

Management has evaluated subsequent events through January 26, 2026, the date the financial statements were available for issuance. Based on this evaluation, no adjustments to the financial statements were required.

On September 8, 2025, the Fund accepted in-kind subscriptions totaling $74,500,000. The securities contributed consisted shares of common stock of Apptronik Inc. and limited partnership interests in special purpose vehicles formed to invest in Apptronic Inc, preliminarily valued at $37,250,000, and limited partnership interests in a special purpose vehicle formed to invest in Figure AI, preliminarily valued at $37,250,000. These securities were acquired at the fair market value on the date of acquisition based on valuation determined by independent third-party valuation firm. The values of these interests are estimated and may be subject to change. The in-kind subscriptions were exchanged for a total of 7,449,998 shares of the fund.

Figure and Apptronik are two leading companies in the commercialization and development of humanoid robots in the United States. The securities were contributed by multiple related entities to the Adviser including contributions from three entities wholly-owned by Andrew Kang and one entity wholly-owned by Marc Weinstein.

On November 1, 2025, the Fund held a second closing, accepting additional cash subscriptions totaling approximately $15,800,000.

On December 1, 2025, the Fund held an additional closing, accepting cash subscriptions totaling approximately $1,500,000.

PART C - OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements:

Part A:	None

(2) Exhibits:

(a)	Articles of Amendment and Restatement(1)
(b)	Amended and Restated Bylaws(4)
(c)	Not Applicable
(d)	Not Applicable
(e)	Distribution Reinvestment Plan(2)
(f)	Not Applicable
(g)	Amended and Restated Investment Advisory Agreement(2)
(h)	Not Applicable
(i)	Not Applicable
(k)	Custody Agreement(1)
(k)(1)	Fund Servicing Agreement(1)
(k)(2)	License Agreement(1)
(k)(3)	Form of Securities Purchase Agreement used in certain private investment in public equity transactions entered into by the Registrant between June 11, 2026, and June 30, 2026(6)
(k)(4)	Form of Registration Rights Agreement used in certain private investment in public equity transactions entered into by the Registrant between June 11, 2026, and June 30, 2026(6)
(k)(5)	Placement Agency Agreement by and between Titan Partners Group LLC, a division of American Capital Partners, LLC, and the Registrant, dated June 29, 2026. Exhibit A - Securities Purchase Agreement dated as of June 29, 2026, by and between Anson Investments Master Fund LP, Anson East Master Fund LP, and Anson East Opportunities Master Fund LP, and the Company(6)
(k)(6)	Purchase Agreement by and among the Registrant, Roth Principal Investments, LLC, and FP Strategies, LLC, dated May 11, 2026(5)
(k)(7)	Registration Rights Agreement by and between the Registrant and Roth Principal Investments, LLC, dated May 11, 2026(5)
(l)	Opinion of Counsel**
(m)	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm*
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics of Registrant and Adviser(1)
(s)	Fee Table*
(t)	Power of Attorney*

*	Filed herewith

**	To be filed with subsequent amendment

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File No. 811-24118), filed on September 9, 2025

(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File Nos. 811-24118 and 333-291400) filed on January 26, 2026.

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File Nos. 811-24118 and 333-291400) filed on March 9, 2026.

(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File Nos. 811-24118 and 333-291400) filed on April 30, 2026.

(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File Nos. 811-24118 and 333-295823) filed on May 13, 2026.

(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File Nos. 811-24118 and 333-297289) filed on July 7, 2026.

ITEM 26. MARKETING ARRANGEMENTS

Not Applicable.

ITEM  27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement. All figures are estimates.

SEC Registration Fees	$2,058.89
Printing	$2,500	*
Legal	$10,000	*
Accounting	$0	*
Miscellaneous	$0	*
Total	$12,500

*The Adviser has agreed to bear all expenses incurred in connection with the preparation, filing and maintenance of this Registration Statement, including legal, accounting, printing, filing, SEC registration, consent, and other related expenses. Accordingly, none of the expenses reflected in this table are expected to be borne by the Fund.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

No person is directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by FP Strategies LLC (d/b/a RoboStrategy Advisors) (the “Adviser”), the investment adviser to the Registrant. The Adviser was formed under the laws of the State of Puerto Rico in 2025. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-134211).

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of holders of securities of the Registrant as of August 19, 2026:

Title of Class	Number of Record Holders
Common Stock	141

ITEM 30. INDEMNIFICATION

Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our certificate of incorporation and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, or fraud or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Fund who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in the prospectus and SAI in the sections entitled “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940, as amended (File No. 801-134211).

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

The Fund

151 Calle de San Francisco

Suite 200

San Juan, Puerto Rico 00901

Transfer Agent

150 Royall Street

Canton, Massachusetts 02021

Custodian

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53212

Adviser

151 Calle de San Francisco

Suite 200

San Juan, Puerto Rico 00901

Administrator

777 East Wisconsin Avenue

4th Floor

Milwaukee, WI 53212

ITEM 33. MANAGEMENT SERVICES

Not Applicable

ITEM 34. UNDERTAKINGS

(1)	We undertake to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

(2)	Not Applicable.

(3)	Not Applicable.

(4)	We undertake that:

a.	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

b.	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not Applicable.

(6)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in San Juan, Puerto Rico, on the 24th day of August, 2026.

RoboStrategy, Inc.

/s/ Andrew Kang
By:	Andrew Kang
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities indicated on the 24th day of August, 2026.

Signature	Title

* J. Michael Fields	Director
J. Michael Fields

* Alex Yeh	Director
Alex Yeh

* Nicolas Carter	Director
Nicolas Carter

/s/ Marc Weinstein	Director
Marc Weinstein

/s/ Andrew Kang	Director, President (Principal Executive Officer) and Chief Executive Officer
Andrew Kang

/s/ Lance Baker	Chief Financial Officer
Lance Baker	(Principal Financial Officer and Principal Accounting Officer)

* /s/ Marc Weinstein
Marc Weinstein
Attorney-in-Fact, pursuant to a power of attorney filed herewith.

EXHIBIT INDEX

(n)	Consent of independent registered public accounting firm
(s)	Fee Table
(t)	Power of Attorney